UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07121)

Exact name of registrant as specified in charter:	Putnam Asset Allocation Funds

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2019

Date of reporting period:	October 1, 2018 — March 31, 2019

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

IMPORTANT NOTICE: Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam INVESTMENTS

Putnam Dynamic Asset Allocation Conservative Fund

Semiannual report
3 | 31 | 19

Asset allocation funds invest in a mix of many different types of investments to help weather changing market environments.

FUND SYMBOL
CLASS A
PACAX

Putnam Dynamic
Asset Allocation
Conservative Fund

Semiannual report
3 | 31 | 19

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports free of charge after January 1, 2021, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

Message from the Trustees

May 8, 2019

Dear Fellow Shareholder:

If there is any lesson to be learned from constantly changing financial markets, it is the importance of positioning your investment portfolio for your long-term goals. We believe that one strategy is to diversify across different asset classes and investment approaches.

We also believe your mutual fund investment offers a number of advantages, including constant monitoring by experienced investment professionals who maintain a long-term perspective. Putnam’s portfolio managers and analysts take a research-intensive approach that includes risk management strategies designed to serve you through changing conditions.

Another key strategy, in our view, is seeking the counsel of a financial advisor. For over 80 years, Putnam has recognized the importance of professional investment advice. Your financial advisor can help in many ways, including defining and planning for goals such as retirement, evaluating the level of risk appropriate for you, and reviewing your investments on a regular basis and making adjustments as necessary.

As always, your fund’s Board of Trustees remains committed to protecting the interests of Putnam shareholders like you, and we thank you for investing with Putnam.

Putnam Dynamic Asset Allocation Conservative Fund is designed for investors seeking total return consistent with preservation of capital. The fund’s target mix of 70% bonds and 30% stocks has been developed to pursue this goal while moderating investment volatility.

The managers believe that spreading fund holdings across a variety of asset classes can help to smooth performance compared with the more extreme market ups and downs that can happen when investing in only one type of asset.

Active global research guides our portfolio decisions

Today, trends can spread quickly from one part of the world to affect markets everywhere. The portfolio managers of Putnam’s Global Asset Allocation group have extensive experience analyzing how opportunities and risks are connected across borders. They follow a disciplined process to adjust the portfolio as market conditions change.

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Diversification can help to reduce volatility over time

With today’s market volatility, investors should consider evaluating the effectiveness of a portfolio over a full market cycle. Recent history has demonstrated that a more diversified portfolio can outperform in the long run.

Dynamic Asset Allocation Conservative Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 10–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Putnam Conservative Blended Benchmark is a blended benchmark administered by Putnam Management and comprises 65% the Bloomberg Barclays U.S. Aggregate Bond Index, 25% the Russell 3000 Index, 5% the MSCI EAFE Index (ND), and 5% the JPMorgan Developed High Yield Index.

† The fund’s secondary benchmark, the Putnam Conservative Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

‡ Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 3/31/19. See above and pages 10–11 for additional fund performance information. Index descriptions can be found on pages 16–17.

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What was the market environment during the reporting period ended March 31, 2019?

Global financial markets were marked by a series of ups and downs during the six-month period. Equity markets sold off significantly during the fourth quarter of 2018 before a sharp reversal at the beginning of this year. Large-cap stocks and their mid- and small-cap counterparts had declined because of worries over global economic growth and rising real interest rates. The broad S&P 500 Index fell to –1.72% during the period, and the MSCI World Index [ND] declined 2.61%, but both indexes actually moved by greater amounts downward and upward during the period.

The Federal Reserve [Fed] raised short-term rates four times in 2018, taking the federal funds rate to a range of 2.25% to 2.50%. But the central bank pivoted to a dovish stance on rates in the first quarter of 2019. Slowing economic activity and benign inflation contributed to the Fed’s decision to pause its three-year campaign to tighten monetary policy. Across the Atlantic, the European Central Bank left rates unchanged and ended its multi-trillion-dollar bond-buying program.

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Allocations are shown as a percentage of the fund’s net assets as of 3/31/19. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

_______________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________

U.S. growth has been cooling from last year under the weight of the trade war, economic slowdowns in Europe and China, and fading stimulus from the tax cuts of 2017. The economy grew at a 2.2% annual rate in the fourth quarter of 2018, after expanding 3.4% in the third quarter. Still, unemployment has touched multi-decade lows, inflation remains anchored, and we believe the likelihood of a recession remains low.

How did bond markets perform?

U.S. Treasury yields were mixed across the curve, which continued to flatten over the six-month period. The yield on the benchmark 10-year note traded around 2.41%, while the two-year yield fell to around 2.27% at the end of March 2019. Parts of the Treasury yield curve also inverted that same month. The yield on the 10-year note dipped below the yield on 3-month bills for the first time since mid-2007. An inverted yield curve — which plots bond yields with differing maturity dates — is considered a potential recession indicator. With intermediate- and longer-term yields generally moving lower during the period, the Bloomberg Barclays U.S. Aggregate Bond Index rose to 4.63%.

How did Putnam Dynamic Asset Allocation Conservative Fund perform?

The fund returned 0.29% over the six-month period, though it underperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, an all fixed-income index. The fund also underperformed its secondary benchmark, the Putnam Conservative Blended Benchmark, which contains both stocks and bonds.

What strategies affected performance?

The fund’s positive performance resulted from our investment in bonds. These fixed-income positions helped offset weakness in equities and commodities during the six-month period. Our tactical overweight position in U.S. equities — taken after the moderate correction at the start of the period — detracted from results. The bounce in stock prices during the first three months of 2019 has reduced some

6 Dynamic Asset Allocation Conservative Fund

of the losses from the fourth quarter of 2018. The portfolio also held an out-of-benchmark position in commodities. In early 2019, energy prices rebounded from the sell-off in the final three months of 2018.

Our active implementation decisions and security selections were roughly flat during the period. Quantitative strategies for U.S. large-cap and international developed equity markets detracted. Our team analyzes stock market history to identify characteristics of stocks [factors] that we believe have excess risk-adjusted returns. Despite a strong long-term relationship between these factors and positive stock performance, the strategies underperformed. We did see positive contributions from our fixed-income selection strategies.

The fund recently increased its dividend. Would you explain the factors behind that?

The fund’s quarterly dividend largely reflects the degree to which companies in the portfolio are paying dividends. The fund’s dividend increased in February from $0.017 per class A share to $0.019 due to a higher level of income in the portfolio. The fund’s other share classes had similar increases.

How did the fund use derivatives during the reporting period?

The fund used futures, total return swaps, interest-rate swaps, and credit default swaps to manage exposure to market risk and to hedge, among other things, interest-rate risk and credit risk.

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 3/31/19. Short-term investments, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.

Dynamic Asset Allocation Conservative Fund 7

What is the outlook for 2019?

Higher interest rates, weaker demand from China, political troubles in the eurozone, and protectionist tariffs have put pressure on growth. But we expect global growth to stabilize as 2019 progresses. The U.S. economy has been facing rising headwinds, and we expect it to expand at a more moderate pace in 2019 compared with last year. The Fed expects 2.1% growth this year, down from the 2.3% it forecast in December 2018. We believe inflationary pressures will also remain modest. In December 2018, Fed officials said they expected two rate increases this year and another in 2020. They now project one rate hike in 2020 and none in 2021.

We expect stock and bond market volatility to persist in 2019. During the first quarter, we decreased our exposure to equity, inflation [commodities], and interest rates [government bonds] and increased our exposure to credit [corporate bond spreads]. We downgraded our position in equities from overweight to slightly overweight relative to the benchmarks.

We had increased our equity allocation in the fourth quarter to take advantage of short-term market weakness. But we have reverted to only a slight overweight by period-end because of the rebound in stocks in the first quarter of 2019, improvements in market sentiment and positionings, and, in our view, the continued potential for negative trade-related headlines.

In credit-sensitive fixed income, we upgraded our position to a slight overweight this year. This is due to positive signals from our quantitative model, attractive bond spreads, and lower new issuance. In rate-sensitive fixed income, we downgraded our position to underweight. We expect interest rates to trend higher given the below-average real yields on the 10-year Treasury note and the historically low premium attached to the 10-year Treasury note.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 Dynamic Asset Allocation Conservative Fund

Finally, we downgraded our commodities exposure to neutral and removed commodities from the fund. The strong rally in energy prices made our qualitative view more balanced after being skewed positive following the fourth-quarter sell-off. We moved to neutral in the absence of strong qualitative or quantitative signals.

Thank you, Jason, for your time and insights.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Dynamic Asset Allocation Conservative Fund 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended March 31, 2019, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class P, R, R5, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 3/31/19

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (2/7/94)
Before sales charge	5.71%	121.60%	8.28%	22.85%	4.20%	14.92%	4.74%	3.12%	0.29%
After sales charge	5.47	108.86	7.64	15.79	2.98	8.31	2.70	–2.81	–5.47
Class B (2/18/94)
Before CDSC	5.46	109.04	7.65	18.29	3.42	12.39	3.97	2.37	–0.07
After CDSC	5.46	109.04	7.65	16.37	3.08	9.39	3.04	–2.55	–4.90
Class C (9/1/94)
Before CDSC	5.38	105.74	7.48	18.38	3.43	12.48	4.00	2.38	0.02
After CDSC	5.38	105.74	7.48	18.38	3.43	12.48	4.00	1.40	–0.95
Class M (2/7/95)
Before sales charge	5.18	110.50	7.73	19.78	3.68	13.27	4.24	2.64	0.05
After sales charge	5.03	103.13	7.34	15.59	2.94	9.30	3.01	–0.95	–3.45
Class P (8/31/16)
Net asset value	6.00	128.32	8.61	24.75	4.52	16.25	5.15	3.61	0.58
Class R (1/21/03)
Net asset value	5.53	117.08	8.06	21.26	3.93	14.07	4.48	2.86	0.16
Class R5 (7/2/12)
Net asset value	6.00	128.27	8.60	24.69	4.51	15.94	5.05	3.40	0.43
Class R6 (7/2/12)
Net asset value	6.02	129.34	8.65	25.07	4.58	16.27	5.15	3.55	0.56
Class Y (7/14/94)
Net asset value	5.99	127.38	8.56	24.24	4.44	15.77	5.00	3.44	0.41

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class P, R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales

10 Dynamic Asset Allocation Conservative Fund

charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class P, R5, and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class P, R5, and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower. Class B share performance reflects conversion to class A shares after eight years.

Class C share performance reflects conversion to class A shares after 10 years.

Comparative index returns For periods ended 3/31/19

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Bloomberg Barclays
U.S. Aggregate	5.16%	44.72%	3.77%	14.48%	2.74%	6.20%	2.03%	4.48%	4.63%
Bond Index
Putnam Conservative
Blended Benchmark*	—†	107.77	7.59	26.65	4.84	17.58	5.55	5.46	2.56
Lipper Mixed-Asset
Target Allocation
Conservative Funds	5.47	98.09	6.99	18.23	3.39	15.34	4.86	2.87	1.18
category average‡

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Putnam Conservative Blended Benchmark is a blended benchmark administered by Putnam Management and comprises 65% the Bloomberg Barclays U.S. Aggregate Bond Index, 25% the Russell 3000 Index, 5% the MSCI EAFE Index (ND), and 5% the JPMorgan Developed High Yield Index.

† The fund’s secondary benchmark, the Putnam Conservative Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

‡ Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 3/31/19, there were 344, 341, 319, 278, 208, and 10 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 3/31/19

Distributions	Class A		Class B	Class C	Class M		Class P	Class R	Class R5	Class R6	Class Y
Number	6		6	6	6		6	6	6	6	6
Income	$0.106		$0.068	$0.068	$0.081		$0.126	$0.093	$0.120	$0.124	$0.118
Capital gains
Long-term gains	0.277		0.277	0.277	0.277		0.277	0.277	0.277	0.277	0.277
Short-term gains	—		—	—	—		—	—	—	—	—
Total	$0.383		$0.345	$0.345	$0.358		$0.403	$0.370	$0.397	$0.401	$0.395
	Before	After	Net	Net	Before	After	Net	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value	value
9/30/18	$10.86	$11.52	$10.77	$10.71	$10.73	$11.12	$10.89	$11.17	$10.90	$10.90	$10.90
3/31/19	10.49	11.13	10.40	10.35	10.36	10.74	10.53	10.80	10.53	10.54	10.53

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Dynamic Asset Allocation Conservative Fund 11

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class P	Class R	Class R5	Class R6	Class Y
Total annual operating expenses
for the fiscal year ended 9/30/18	0.99%	1.74%	1.74%	1.49%	0.60%	1.24%	0.71%	0.64%	0.74%
Annualized expense ratio for the
six-month period ended 3/31/19	1.00%	1.75%	1.75%	1.50%	0.60%	1.25%	0.71%	0.64%	0.75%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 10/1/18 to 3/31/19. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class P	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000 *†	$4.99	$8.72	$8.73	$7.48	$3.00	$6.24	$3.55	$3.20	$3.75
Ending value (after expenses)	$1,002.90	$999.30	$1,000.20	$1,000.50	$1,005.80	$1,001.60	$1,004.30	$1,005.60	$1,004.10

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/19. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

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Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 3/31/19, use the following calculation method. To find the value of your investment on 10/1/18, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class P	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000 *†	$5.04	$8.80	$8.80	$7.54	$3.02	$6.29	$3.58	$3.23	$3.78
Ending value (after expenses)	$1,019.95	$1,016.21	$1,016.21	$1,017.45	$1,021.94	$1,018.70	$1,021.39	$1,021.74	$1,021.19

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/19. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

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Consider these risks before investing

Allocation of assets among asset classes may hurt performance. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political or financial market conditions, investor sentiment and market perceptions, government actions, geopolitical events or changes, and factors related to a specific issuer, asset class, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Funds that invest in government securities are not guaranteed. Mortgage-backed investments, unlike traditional debt investments, are also subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Default risk is generally higher for non-qualified mortgages. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. The use of derivatives may increase these risks by increasing investment exposure (which may be considered leverage) or, in the case of over- the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. You can lose money by investing in the fund.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/ or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class P shares require no minimum initial investment amount and no minimum subsequent investment amount. There is no initial or deferred sales charge. They are available only to other Putnam funds and other accounts managed by Putnam Management or its affiliates.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R5 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government

Dynamic Asset Allocation Conservative Fund 15

agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

° Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

MSCI EAFE Index (ND) is a free float-adjusted market capitalization index that is designed to measure the equity performance of large and mid-cap markets in developed countries, excluding the U.S. and Canada. Calculated with net dividends, this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

MSCI World Index (ND) is an unmanaged index of equity securities from developed countries. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

Putnam Conservative Blended Benchmark is a benchmark administered by Putnam Management, comprising 65% the Bloomberg Barclays U.S. Aggregate Bond Index, 25% the Russell 3000 Index, 5% the MSCI EAFE Index (ND), and 5% the JPMorgan Developed High Yield Index.

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

16 Dynamic Asset Allocation Conservative Fund

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2018, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of March 31, 2019, Putnam employees had approximately $496,000,000 and the Trustees had approximately $69,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Dynamic Asset Allocation Conservative Fund 17

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

18 Dynamic Asset Allocation Conservative Fund

The fund’s portfolio 3/31/19 (Unaudited)

COMMON STOCKS (42.8%)*	Shares	Value
Basic materials (1.6%)
Amcor, Ltd. (Australia)	6,520	$71,326
Anglo American PLC (United Kingdom)	29,037	776,618
ArcelorMittal SA (France)	18,633	377,441
Arkema SA (France)	4,177	397,616
Asahi Kasae Corp. (Japan)	3,100	32,133
Ashland Global Holdings, Inc.	316	24,689
Axalta Coating Systems, Ltd. †	1,067	26,899
BASF SE (Germany)	10,809	794,551
Bemis Co., Inc.	4,384	243,224
BlueScope Steel, Ltd. (Australia)	53,334	530,091
Boliden AB (Sweden)	5,636	160,400
Celanese Corp.	3,900	384,579
CF Industries Holdings, Inc.	26,900	1,099,672
CIMIC Group, Ltd. (Australia)	7,278	249,838
Covestro AG (Germany)	7,952	437,266
Eiffage SA (France)	524	50,351
Evonik Industries AG (Germany)	5,617	152,985
Freeport-McMoRan, Inc. (Indonesia)	108,500	1,398,565
Glencore PLC (United Kingdom)	31,798	131,680
HOCHTIEF AG (Germany)	1,920	277,835
Huntsman Corp.	38,000	854,620
JFE Holdings, Inc. (Japan)	3,600	61,217
Kajima Corp. (Japan)	15,200	224,716
LyondellBasell Industries NV Class A	28,800	2,421,504
Mitsubishi Chemical Holdings Corp. (Japan)	23,800	168,062
Mitsubishi Gas Chemical Co., Inc. (Japan)	9,300	133,120
Newcrest Mining, Ltd. (Australia)	3,785	68,391
Nippon Steel & Sumitomo Metal Corp. (Japan)	3,600	63,686
Packaging Corp. of America	10,200	1,013,676
Rio Tinto PLC (United Kingdom)	23,817	1,383,822
Sherwin-Williams Co. (The)	91	39,195
Shimizu Corp. (Japan)	17,900	156,015
Sika AG (Switzerland)	641	89,544
South32, Ltd. (Australia)	126,972	336,988
Steel Dynamics, Inc.	19,000	670,130
Sumitomo Chemical Co., Ltd. (Japan)	66,500	310,432
Taisei Corp. (Japan)	16,600	772,327
UPM-Kymmene OYJ (Finland)	21,662	631,783
		17,016,987
Capital goods (3.0%)
ACS Actividades de Construccion y Servicios SA (Spain)	16,534	726,301
Allison Transmission Holdings, Inc.	15,500	696,260
Atlas Copco AB Class B (Sweden)	3,081	76,252
BAE Systems PLC (United Kingdom)	11,275	70,841
Berry Plastics Group, Inc. †	15,700	845,759
Boeing Co. (The)	22,300	8,505,666
Cummins, Inc.	14,000	2,210,180
Curtiss-Wright Corp.	1,600	181,344

Dynamic Asset Allocation Conservative Fund 19

COMMON STOCKS (42.8%)* cont.	Shares	Value
Capital goods cont.
Dover Corp.	8,400	$787,920
Faurecia SA (France)	12,511	526,002
Garrett Motion, Inc. (Switzerland) †	60	884
General Dynamics Corp.	304	51,461
Harris Corp.	343	54,781
HD Supply Holdings, Inc. †	17,134	742,759
Hitachi, Ltd. (Japan)	32,000	1,039,688
Honeywell International, Inc.	24,244	3,852,856
Ingersoll-Rand PLC	18,800	2,029,460
Lockheed Martin Corp.	11,700	3,511,872
Northrop Grumman Corp.	188	50,685
Pentair PLC	14,200	632,042
Raytheon Co.	2,374	432,258
Republic Services, Inc.	9,700	779,686
Resideo Technologies, Inc. †	100	1,929
Safran SA (France)	315	43,197
Sandvik AB (Sweden)	56,342	915,066
Schindler Holding AG (Switzerland)	332	68,684
Societe BIC SA (France)	602	53,652
Teledyne Technologies, Inc. †	1,360	322,334
Tervita Corp. (Canada) †	59	266
Waste Management, Inc.	20,623	2,142,936
WESCO International, Inc. †	4,300	227,943
		31,580,964
Communication services (1.4%)
ARRIS International PLC †	15,272	482,748
AT&T, Inc.	12,907	404,764
BCE, Inc. (Canada)	1,295	57,504
BT Group PLC (United Kingdom)	221,331	642,703
Deutsche Telekom AG (Germany)	42,306	702,123
Equinix, Inc. R	800	362,528
Eutelsat Communications SA (France)	5,479	95,848
Hikari Tsushin, Inc. (Japan)	400	75,867
HKT Trust & HKT, Ltd. (Units) (Hong Kong)	120,000	192,920
Juniper Networks, Inc.	27,348	723,902
KDDI Corp. (Japan)	23,300	502,595
Nippon Telegraph & Telephone Corp. (Japan)	8,200	348,544
NTT DoCoMo, Inc. (Japan)	20,800	461,285
Swisscom AG (Switzerland)	470	229,867
T-Mobile US, Inc. †	47	3,248
Telenor ASA (Norway)	36,138	723,602
Telephone & Data Systems, Inc.	11,611	356,806
Telstra Corp., Ltd. (Australia)	170,605	403,084
Verizon Communications, Inc.	147,102	8,698,082
		15,468,020
Conglomerates (0.3%)
AMETEK, Inc.	11,200	929,264
Marubeni Corp. (Japan)	100,900	700,904
Mitsubishi Corp. (Japan)	18,600	518,287

20 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (42.8%)* cont.	Shares	Value
Conglomerates cont.
Mitsui & Co., Ltd. (Japan)	48,600	$755,848
Orkla ASA (Norway)	5,864	45,009
		2,949,312
Consumer cyclicals (5.0%)
ABC-Mart, Inc. (Japan)	3,000	178,765
Amazon.com, Inc. †	4,247	7,562,845
Aristocrat Leisure, Ltd. (Australia)	10,931	191,076
Automatic Data Processing, Inc.	21,303	3,402,941
AutoZone, Inc. †	71	72,713
Bayerische Motoren Werke AG (Germany)	952	62,579
Berkeley Group Holdings PLC (The) (United Kingdom)	3,151	151,397
Booking Holdings, Inc. †	1,500	2,617,365
Booz Allen Hamilton Holding Corp.	316	18,372
Capri Holdings, Ltd. †	7,187	328,805
CK Hutchison Holdings, Ltd. (Hong Kong)	29,500	309,816
Compass Group PLC (United Kingdom)	1,236	29,049
CoStar Group, Inc. †	800	373,136
Crown, Ltd. (Australia)	35,998	294,810
Discovery, Inc. Class A † S	35,000	945,700
Dolby Laboratories, Inc. Class A	2,800	176,316
Ecolab, Inc.	154	27,187
Extended Stay America, Inc. (Units)	20,800	373,360
Fast Retailing Co., Ltd. (Japan)	500	235,381
Fiat Chrysler Automobiles NV (Italy) †	23,217	345,652
Foot Locker, Inc.	20,200	1,224,120
Ford Motor Co.	2,232	19,597
Fox Corp. Class B †	476	17,079
Fuji Heavy Industries, Ltd. (Japan)	400	9,143
Galaxy Entertainment Group, Ltd. (Hong Kong)	37,000	251,880
Genting Bhd (Singapore)	419,800	322,787
Hermes International (France)	1,526	1,006,875
Hilton Worldwide Holdings, Inc.	19,900	1,653,889
Home Depot, Inc. (The)	37,101	7,119,311
Industria de Diseno Textil SA (Inditex) (Spain)	7,505	220,571
Jardine Matheson Holdings, Ltd. (Hong Kong)	600	37,453
John Wiley & Sons, Inc. Class A	82	3,626
KAR Auction Services, Inc.	11,700	600,327
Kering SA (France)	437	250,593
Kimberly-Clark Corp.	465	57,614
Las Vegas Sands Corp.	16,800	1,024,128
Lear Corp.	5,700	773,547
Liberty Media Corp.-Liberty SiriusXM Class C †	445	17,017
Liberty SiriusXM Group Class A †	7,300	278,714
Lowe’s Cos., Inc.	49,975	5,470,763
Marks & Spencer Group PLC (United Kingdom)	1,496	5,434
Marriott International, Inc./MD Class A	40	5,004
Mitsubishi Motors Corp. (Japan)	15,400	82,123
Moncler SpA (Italy)	3,436	138,448
Namco Bandai Holdings, Inc. (Japan)	5,700	267,536

Dynamic Asset Allocation Conservative Fund 21

COMMON STOCKS (42.8%)* cont.	Shares	Value
Consumer cyclicals cont.
News Corp. Class A	1,486	$18,486
Next PLC (United Kingdom)	3,750	272,538
Nielsen Holdings PLC	25,800	610,686
Nintendo Co., Ltd. (Japan)	1,800	515,464
Omnicom Group, Inc.	23,300	1,700,667
Pearson PLC (United Kingdom)	35,847	390,413
Peugeot SA (France)	39,399	960,818
ProSiebenSat.1 Media SE (Germany)	14,557	207,709
Publicis Groupe SA (France)	640	34,266
PulteGroup, Inc.	8,100	226,476
PVH Corp.	257	31,341
Randstad Holding NV (Netherlands)	4,267	208,070
Ross Stores, Inc.	22,298	2,075,944
RTL Group SA (Belgium)	1,710	93,416
Secom Co., Ltd. (Japan)	300	25,734
ServiceMaster Global Holdings, Inc. †	5,529	258,204
Sony Corp. (Japan)	20,400	858,625
Suzuki Motor Corp. (Japan)	2,500	110,877
Swatch Group AG (The) (Switzerland)	1,115	61,699
Tapestry, Inc.	5,600	181,944
Taylor Wimpey PLC (United Kingdom)	222,786	509,099
TJX Cos., Inc. (The)	2,350	125,044
Toyota Motor Corp. (Japan)	11,200	656,941
TUI AG (Germany)	36,385	348,598
TWDC Enterprises 18 Corp.	944	104,791
Volkswagen AG (Preference) (Germany)	1,438	226,347
Volkswagen AG (Germany)	438	71,291
Volvo AB (Sweden)	67,795	1,050,034
Walmart, Inc.	29,800	2,906,394
Wolters Kluwer NV (Netherlands)	9,550	650,262
		54,047,022
Consumer staples (4.0%)
Altria Group, Inc.	454	26,073
Ashtead Group PLC (United Kingdom)	27,805	670,876
Associated British Foods PLC (United Kingdom)	15,554	494,100
Bright Horizons Family Solutions, Inc. †	135	17,160
Carlsberg A/S Class B (Denmark)	4,008	500,563
Chocoladefabriken Lindt & Spruengli AG (Switzerland)	9	61,190
Coca-Cola Amatil, Ltd. (Australia)	18,478	113,583
Coca-Cola Co. (The)	124,544	5,836,132
Coca-Cola European Partners PLC (United Kingdom)	17,096	884,547
Coles Group, Ltd. (Australia) †	4,860	40,906
Colruyt SA (Belgium)	3,425	253,187
Darden Restaurants, Inc.	13,500	1,639,845
Essity AB Class B (Sweden)	459	13,236
Henkel AG & Co. KGaA (Germany)	672	63,886
Hershey Co. (The) S	12,584	1,445,021
Imperial Brands PLC (United Kingdom)	33,287	1,137,843
J Sainsbury PLC (United Kingdom)	75,162	230,738

22 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (42.8%)* cont.	Shares	Value
Consumer staples cont.
Japan Tobacco, Inc. (Japan)	1,600	$39,743
Koninklijke Ahold Delhaize NV (Netherlands)	38,376	1,021,321
L’Oreal SA (France)	3,591	965,964
Marine Harvest ASA (Norway)	8,427	188,082
Molson Coors Brewing Co. Class B	18,500	1,103,525
Mondelez International, Inc. Class A	64,567	3,223,185
Monster Beverage Corp. †	400	21,832
Nestle SA (Switzerland)	9,387	894,629
PepsiCo, Inc.	35,873	4,396,236
Pigeon Corp. (Japan)	1,100	45,112
Pola Orbis Holdings, Inc. (Japan)	5,200	166,232
Procter & Gamble Co. (The)	25,636	2,667,426
Reckitt Benckiser Group PLC (United Kingdom)	7,318	608,290
Starbucks Corp. S	93,900	6,980,526
Swedish Match AB (Sweden)	8,150	415,421
Sysco Corp.	34,839	2,325,852
TripAdvisor, Inc. † S	16,600	854,070
Unilever PLC (United Kingdom)	2,650	151,693
US Foods Holding Corp. †	1,017	35,503
Walgreens Boots Alliance, Inc.	53,100	3,359,637
Wesfarmers, Ltd. (Australia)	6,857	168,894
WH Group, Ltd. (Hong Kong)	100,500	107,519
WM Morrison Supermarkets PLC (United Kingdom)	16,254	48,172
		43,217,750
Energy (2.3%)
BP PLC (United Kingdom)	73,912	537,649
Chevron Corp.	64,008	7,884,505
ConocoPhillips	65,100	4,344,774
Devon Energy Corp.	21,000	662,760
Equinor ASA (Norway)	39,135	856,891
Exxon Mobil Corp.	8,724	704,899
JX Holdings, Inc. (Japan)	10,000	45,527
Marathon Petroleum Corp.	25,966	1,554,065
MWO Holdings, LLC (Units) F	42	1,421
Nine Point Energy F	540	7,798
Occidental Petroleum Corp.	1,509	99,896
OMV AG (Austria)	6,740	365,706
PBF Energy, Inc. Class A	14,400	448,416
Phillips 66	26,188	2,492,312
Repsol SA (Spain)	695	11,897
Royal Dutch Shell PLC Class B (United Kingdom)	28,344	896,336
TOTAL SA (France)	27,358	1,519,712
Valero Energy Corp.	31,082	2,636,686
		25,071,250
Financials (7.6%)
3i Group PLC (United Kingdom)	43,562	558,749
ABN AMRO Group NV GDR (Netherlands)	32,234	726,786
Aegon NV (Netherlands)	10,813	51,963
Aflac, Inc.	31,873	1,593,650

Dynamic Asset Allocation Conservative Fund 23

COMMON STOCKS (42.8%)* cont.	Shares	Value
Financials cont.
AGNC Investment Corp. R	59,340	$1,068,120
AIB Group PLC (Ireland)	9,425	42,311
Allianz SE (Germany)	6,354	1,413,261
Allstate Corp. (The)	11,882	1,119,047
American Express Co.	773	84,489
American Financial Group, Inc.	3,400	327,114
American Homes 4 Rent R	613	13,927
Ameriprise Financial, Inc.	12,400	1,588,440
Annaly Capital Management, Inc. R	22,401	223,786
Apartment Investment & Management Co. Class A R	279	14,031
Apple Hospitality REIT, Inc. R	16,079	262,088
Athene Holding, Ltd. Class A †	14,831	605,105
AvalonBay Communities, Inc. R	4,900	983,577
Aviva PLC (United Kingdom)	146,453	786,643
AXA SA (France)	3,241	81,546
Bank Leumi Le-Israel BM (Israel)	34,373	224,353
Bank of Montreal (Canada)	1,034	77,367
Berkshire Hathaway, Inc. Class B †	16	3,214
Brixmor Property Group, Inc. R	34,000	624,580
Broadridge Financial Solutions, Inc.	10,715	1,111,038
Brookfield Property REIT, Inc. Class A R S	13,000	266,370
Camden Property Trust R	5,140	521,710
Canadian Imperial Bank of Commerce (Canada)	853	67,405
Capital One Financial Corp.	23,200	1,895,208
CBRE Group, Inc. Class A †	16,300	806,035
Cheung Kong Property Holdings, Ltd. (Hong Kong)	113,000	1,004,640
Chimera Investment Corp. R	891	16,697
Citigroup, Inc.	122,600	7,628,172
Citizens Financial Group, Inc.	47,600	1,547,000
CNP Assurances (France)	2,790	61,404
Comerica, Inc.	18,503	1,356,640
CoreLogic, Inc. †	290	10,805
Daiwa Securities Group, Inc. (Japan)	18,300	89,356
Deutsche Boerse AG (Germany)	1,809	231,943
Deutsche Wohnen AG (Germany)	1,164	56,446
Direct Line Insurance Group PLC (United Kingdom)	15,589	71,673
Discover Financial Services	21,400	1,522,824
DNB ASA (Norway)	5,643	103,897
Douglas Emmett, Inc. R	6,900	278,898
Duke Realty Corp. R	21,211	648,632
E*Trade Financial Corp.	38,600	1,792,198
East West Bancorp, Inc.	7,500	359,775
Empire State Realty Trust, Inc. Class A R	235	3,713
Equity Commonwealth R	237	7,748
Equity Lifestyle Properties, Inc. R	3,620	413,766
Equity Residential Trust R	781	58,825
Gaming and Leisure Properties, Inc. R	13,081	504,534
Goldman Sachs Group, Inc. (The)	7,400	1,420,726
Hang Seng Bank, Ltd. (Hong Kong)	31,700	782,147

24 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (42.8%)* cont.	Shares	Value
Financials cont.
Hartford Financial Services Group, Inc. (The)	27,700	$1,377,244
Healthcare Trust of America, Inc. Class A R	16,500	471,735
Henderson Land Development Co., Ltd. (Hong Kong)	59,000	375,013
Highwoods Properties, Inc. R	7,435	347,809
Hongkong Land Holdings, Ltd. (Hong Kong)	9,500	67,619
HSBC Holdings PLC (United Kingdom)	14,092	114,401
Hudson Pacific Properties, Inc. R	8,100	278,802
Intercontinental Exchange, Inc.	116	8,832
Jones Lang LaSalle, Inc.	3,200	493,376
JPMorgan Chase & Co.	102,735	10,399,864
KBC Groep NV (Belgium)	2,578	180,106
Kerry Properties, Ltd. (Hong Kong)	18,000	80,365
Legal & General Group PLC (United Kingdom)	286,863	1,028,589
Liberty Property Trust R	8,279	400,869
Lincoln National Corp.	17,700	1,038,990
Lloyds Banking Group PLC (United Kingdom)	934,976	756,716
Loews Corp.	939	45,006
London Stock Exchange Group PLC (United Kingdom)	3,764	232,914
Macquarie Group, Ltd. (Australia)	11,399	1,047,641
Medical Properties Trust, Inc. R	33,500	620,085
MetLife, Inc.	70,900	3,018,213
MFA Financial, Inc. R	1,142	8,302
Mirvac Group (Australia) R	109,187	212,766
Mitsubishi UFJ Lease & Finance Co., Ltd. (Japan)	25,100	128,086
Mizuho Financial Group, Inc. (Japan)	650,725	1,008,543
Morgan Stanley	69,700	2,941,340
National Australia Bank, Ltd. (Australia)	1,723	31,022
National Bank of Canada (Canada)	1,450	65,439
New Residential Investment Corp. R	45,808	774,613
NN Group NV (Netherlands)	447	18,568
ORIX Corp. (Japan)	57,800	832,018
Outfront Media, Inc. R	12,700	297,180
Partners Group Holding AG (Switzerland)	1,310	952,488
Persimmon PLC (United Kingdom)	28,597	808,242
Popular, Inc. (Puerto Rico)	6,500	338,845
Prologis, Inc. R	10,700	769,865
Prudential Financial, Inc.	21,800	2,002,984
Reinsurance Group of America, Inc.	3,015	428,070
Resona Holdings, Inc. (Japan)	161,200	699,813
Royal Bank of Canada (Canada)	58	4,376
Sampo Oyj Class A (Finland)	725	32,864
Scentre Group (Australia) R	138,944	406,431
Schroders PLC (United Kingdom)	7,493	263,695
Singapore Exchange, Ltd. (Singapore)	9,300	50,247
SL Green Realty Corp. R	7,100	638,432
Spirit MTA REIT R	168	1,090
Spirit Realty Capital, Inc. R	12,060	479,144
Starwood Property Trust, Inc. R	941	21,031
Stockland (Units) (Australia) R	115,484	316,058

Dynamic Asset Allocation Conservative Fund 25

COMMON STOCKS (42.8%)* cont.	Shares	Value
Financials cont.
STORE Capital Corp. R	17,800	$596,300
Sumitomo Mitsui Financial Group, Inc. (Japan)	27,993	979,568
Sumitomo Mitsui Trust Holdings, Inc. (Japan)	7,100	255,511
Sun Hung Kai Properties, Ltd. (Hong Kong)	23,000	394,625
SunTrust Banks, Inc.	670	39,698
Swedbank AB Class A (Sweden)	35,813	505,957
Swire Properties, Ltd. (Hong Kong)	18,600	80,021
Synchrony Financial	55,600	1,773,640
Toronto-Dominion Bank (Canada)	1,653	89,704
Two Harbors Investment Corp. R	872	11,798
U.S. Bancorp	818	39,419
UDR, Inc. R	567	25,776
Unum Group	20,700	700,281
VICI Properties, Inc. R	37,361	817,459
Weingarten Realty Investors R	8,800	258,456
Wells Fargo & Co.	15,700	758,624
Wintrust Financial Corp.	4,100	276,053
		81,633,003
Health care (5.5%)
Abbott Laboratories	58,500	4,676,490
AbbVie, Inc.	30,665	2,471,292
Advanz Pharma Corp. (Canada) †	214	3,719
Alfresa Holdings Corp. (Japan)	11,900	339,103
Allergan PLC	9,360	1,370,398
Amgen, Inc.	23,539	4,471,939
Anthem, Inc.	88	25,254
Astellas Pharma, Inc. (Japan)	63,800	957,212
Baxter International, Inc.	2,800	227,668
Biogen, Inc. †	9,164	2,166,186
Bristol-Myers Squibb Co.	20,173	962,454
Cardinal Health, Inc.	26,100	1,256,715
Celgene Corp. †	316	29,811
Centene Corp. †	26,036	1,382,512
Charles River Laboratories International, Inc. †	2,849	413,817
Chemed Corp.	1,200	384,084
Cigna Corp.	381	61,272
Eli Lilly & Co.	11,080	1,437,741
Encompass Health Corp.	6,190	361,496
Gilead Sciences, Inc.	24,366	1,584,034
GlaxoSmithKline PLC (United Kingdom)	70,918	1,474,918
HCA Healthcare, Inc.	9,000	1,173,420
Hill-Rom Holdings, Inc.	4,500	476,370
Hologic, Inc. †	12,500	605,000
Humana, Inc.	1,851	492,366
Illumina, Inc. †	1,200	372,828
Ipsen SA (France)	456	62,508
Jazz Pharmaceuticals PLC †	1,700	243,015
Johnson & Johnson	37,731	5,274,416
Koninklijke Philips NV (Netherlands)	5,372	218,836

26 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (42.8%)* cont.	Shares	Value
Health care cont.
Laboratory Corp. of America Holdings †	96	$14,686
Masimo Corp. †	4,700	649,916
McKesson Corp.	15,375	1,799,798
Medipal Holdings Corp. (Japan)	10,100	240,215
Medtronic PLC	52,200	4,754,376
Merck & Co., Inc.	51,368	4,272,277
Novartis AG (Switzerland)	12,713	1,222,848
Novo Nordisk A/S Class B (Denmark)	8,939	467,943
Ono Pharmaceutical Co., Ltd. (Japan)	500	9,832
Pfizer, Inc.	53,978	2,292,446
QIAGEN NV (Netherlands) †	1,746	70,783
QIAGEN NV (Netherlands) †	438	17,818
Quest Diagnostics, Inc.	484	43,521
Roche Holding AG (Switzerland)	7,438	2,049,325
Sanofi (France)	8,027	708,998
Sartorius Stedim Biotech (France)	2,038	258,104
Service Corp. International	298	11,965
Shionogi & Co., Ltd. (Japan)	13,800	855,667
Siemens Healthineers AG (Germany)	4,178	174,110
Smith & Nephew PLC (United Kingdom)	3,164	62,762
Straumann Holding AG (Switzerland)	326	266,006
Takeda Pharmaceutical Co., Ltd. ADR (Japan)	2,859	58,238
Teva Pharmaceutical Industries, Ltd. ADR (Israel) †	2,131	33,414
Thermo Fisher Scientific, Inc.	741	202,827
UCB SA (Belgium)	5,737	492,700
UnitedHealth Group, Inc.	7,013	1,734,034
Vertex Pharmaceuticals, Inc. †	2,566	472,016
Waters Corp. †	1,154	290,473
Zoetis, Inc.	7,957	801,031
		59,305,003
Technology (9.6%)
Adobe, Inc. †	22,500	5,996,025
Agilent Technologies, Inc.	25,500	2,049,690
Alphabet, Inc. Class A †	12,716	14,965,333
Amadeus IT Holding SA Class A (Spain)	10,551	845,061
Amdocs, Ltd.	416	22,510
Apple, Inc.	43,822	8,323,989
Aspen Technology, Inc. †	6,200	646,412
Avaya Holdings Corp. †	4,685	78,849
Black Knight, Inc. †	8,019	437,036
Broadcom, Inc.	7,300	2,195,183
Brother Industries, Ltd. (Japan)	5,200	96,478
Cadence Design Systems, Inc. †	19,706	1,251,528
Capgemini SE (France)	3,930	476,557
CDW Corp. of Delaware	8,300	799,871
Cisco Systems, Inc.	168,311	9,087,111
Citrix Systems, Inc.	714	71,157
Cognizant Technology Solutions Corp. Class A	1,464	106,067
Dell Technologies, Inc. Class C †	19,134	1,122,974

Dynamic Asset Allocation Conservative Fund 27

COMMON STOCKS (42.8%)* cont.	Shares	Value
Technology cont.
eBay, Inc.	11,300	$419,682
Electronic Arts, Inc. †	11,300	1,148,419
F5 Networks, Inc. †	8,326	1,306,599
Facebook, Inc. Class A †	26,561	4,427,453
Fidelity National Information Services, Inc.	675	76,343
Fiserv, Inc. †	642	56,676
Fortinet, Inc. †	24,700	2,074,059
FUJIFILM Holdings Corp. (Japan)	1,200	54,675
Fujitsu, Ltd. (Japan)	3,300	238,978
Garmin, Ltd.	47	4,058
Genpact, Ltd.	341	11,996
Hoya Corp. (Japan)	14,500	959,463
IBM Corp.	51,700	7,294,870
Intel Corp.	20,300	1,090,110
Intuit, Inc.	15,731	4,112,241
Keysight Technologies, Inc. †	11,600	1,011,520
KLA-Tencor Corp.	17,000	2,029,970
Maxim Integrated Products, Inc.	678	36,049
Microsoft Corp.	60,596	7,146,693
NEC Corp. (Japan)	1,900	64,588
NTT Data Corp. (Japan)	49,300	544,690
NXP Semiconductors NV	39,506	3,491,935
Oracle Corp.	137,200	7,369,012
Oracle Corp. (Japan)	500	33,631
Proofpoint, Inc. †	3,200	388,576
Rockwell Automation, Inc.	8,100	1,421,226
SoftBank Group Corp. (Japan)	4,800	467,836
Synopsys, Inc. †	365	42,030
Texas Instruments, Inc.	1,147	121,662
Thales SA (France)	391	46,821
Tokyo Electron, Ltd. (Japan)	200	29,000
Xerox Corp.	24,600	786,708
Xilinx, Inc.	28,900	3,664,231
Yahoo Japan Corp. (Japan)	21,800	53,467
Zebra Technologies Corp. Class A †	4,000	838,120
		101,435,218
Transportation (1.1%)
Aena SME SA (Spain)	3,996	719,444
AP Moller — Maersk A/S Class A (Denmark)	51	61,687
Central Japan Railway Co. (Japan)	4,500	1,045,742
Delta Air Lines, Inc.	54,159	2,797,312
Deutsche Lufthansa AG (Germany)	4,522	99,245
Deutsche Post AG (Germany)	6,351	206,603
Groupe Eurotunnel SA (France)	831	12,598
International Consolidated Airlines Group SA (Spain)	102,293	680,680
Japan Airlines Co., Ltd. (Japan)	16,700	588,247
Kyushu Railway Co. (Japan)	100	3,290
Norfolk Southern Corp.	10,824	2,022,897
SG Holdings Co., Ltd. (Japan)	7,300	213,100

28 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (42.8%)* cont.	Shares	Value
Transportation cont.
United Continental Holdings, Inc. †	33,800	$2,696,564
Yangzijiang Shipbuilding Holdings, Ltd. (China)	274,300	304,765
		11,452,174
Utilities and power (1.4%)
AES Corp.	55,800	1,008,864
AGL Energy, Ltd. (Australia)	2,668	41,256
American Electric Power Co., Inc.	1,352	113,230
Canadian Utilities, Ltd. Class A (Canada)	851	23,231
CenterPoint Energy, Inc.	39,100	1,200,370
Centrica PLC (United Kingdom)	31,613	47,021
CLP Holdings, Ltd. (Hong Kong)	31,500	365,505
Enagas SA (Spain)	2,218	64,540
Endesa SA (Spain)	27,297	696,308
Enel SpA (Italy)	105,236	673,349
Eni SpA (Italy)	60,134	1,062,691
Evergy, Inc.	14,400	835,920
Exelon Corp.	55,189	2,766,625
GenOn Energy, Inc.	114	15,960
Kansai Electric Power Co., Inc. (The) (Japan)	2,500	36,886
Kinder Morgan, Inc.	3,289	65,813
National Grid PLC (United Kingdom)	6,798	75,330
NRG Energy, Inc.	28,600	1,214,928
Pinnacle West Capital Corp.	10,138	968,990
Public Service Enterprise Group, Inc.	31,500	1,871,415
Red Electrica Corporacion SA (Spain)	750	15,985
RWE AG (Germany)	5,280	141,556
Snam SpA (Italy)	13,482	69,250
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. (Rights)	2,297	1,631
UGI Corp.	14,150	784,193
Vistra Energy Corp.	26,600	692,398
		14,853,245
Total common stocks (cost $400,688,331)		$458,029,948

	Principal
CORPORATE BONDS AND NOTES (24.2%)*	amount	Value
Basic materials (1.2%)
Allegheny Technologies, Inc. sr. unsec. unsub. notes
7.875%, 8/15/23	$100,000	$108,375
Allegheny Technologies, Inc. sr. unsec. unsub. notes
5.95%, 1/15/21	45,000	46,125
ArcelorMittal SA sr. unsec. unsub. bonds 6.125%, 6/1/25 (France)	15,000	16,556
ArcelorMittal SA sr. unsec. unsub. notes 7.00%, 10/15/39 (France)	105,000	119,545
Beacon Roofing Supply, Inc. company guaranty sr. unsec. unsub.
notes 6.375%, 10/1/23	85,000	88,400
Beacon Roofing Supply, Inc. 144A company guaranty sr. unsec.
notes 4.875%, 11/1/25	85,000	80,325
Big River Steel, LLC/BRS Finance Corp. 144A company guaranty sr.
notes 7.25%, 9/1/25	150,000	156,795
BMC East, LLC 144A company guaranty sr. notes 5.50%, 10/1/24	130,000	127,725

Dynamic Asset Allocation Conservative Fund 29

		Principal
CORPORATE BONDS AND NOTES (24.2%)* cont.		amount	Value
Basic materials cont.
Boise Cascade Co. 144A company guaranty sr. unsec. notes
5.625%, 9/1/24		$200,000	$197,000
Builders FirstSource, Inc. 144A company guaranty sr. unsub. notes
5.625%, 9/1/24		60,000	59,100
BWAY Holding Co. 144A sr. notes 5.50%, 4/15/24		115,000	114,172
BWAY Holding Co. 144A sr. unsec. notes 7.25%, 4/15/25		245,000	236,271
Celanese US Holdings, LLC company guaranty sr. unsec. unsub.
notes 4.625%, 11/15/22 (Germany)		220,000	226,463
Cemex Finance, LLC 144A company guaranty sr. notes 6.00%,
4/1/24 (Mexico)		200,000	206,000
CF Industries, Inc. company guaranty sr. unsec. bonds
4.95%, 6/1/43		110,000	94,325
CF Industries, Inc. 144A company guaranty sr. notes
4.50%, 12/1/26		830,000	840,277
Chemours Co. (The) company guaranty sr. unsec. notes
5.375%, 5/15/27		50,000	49,672
Chemours Co. (The) company guaranty sr. unsec. unsub. notes
7.00%, 5/15/25		80,000	84,200
Chemours Co. (The) company guaranty sr. unsec. unsub. notes
6.625%, 5/15/23		55,000	56,861
Cleveland-Cliffs, Inc. company guaranty sr. unsec. notes
5.75%, 3/1/25		35,000	33,513
Compass Minerals International, Inc. 144A company guaranty sr.
unsec. notes 4.875%, 7/15/24		175,000	162,750
CPG Merger Sub, LLC 144A company guaranty sr. unsec. notes
8.00%, 10/1/21		30,000	29,850
Diamond (BC) BV 144A sr. unsec. notes 5.625%, 8/15/25	EUR	100,000	104,825
Dow Chemical Co. (The) sr. unsec. unsub. bonds 3.50%, 10/1/24		$765,000	776,228
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7.50%, 4/1/25 (Canada)		315,000	300,825
Freeport-McMoRan, Inc. company guaranty sr. unsec. notes
6.875%, 2/15/23 (Indonesia)		90,000	95,400
Freeport-McMoRan, Inc. company guaranty sr. unsec. unsub.
notes 5.45%, 3/15/43 (Indonesia)		50,000	43,751
GCP Applied Technologies, Inc. 144A sr. unsec. notes
5.50%, 4/15/26		260,000	264,550
Glencore Funding, LLC 144A company guaranty sr. unsec. unsub.
notes 4.625%, 4/29/24		500,000	515,779
Glencore Funding, LLC 144A company guaranty sr. unsec. unsub.
notes 4.00%, 4/16/25		511,000	512,706
Greif, Inc. 144A company guaranty sr. unsec. notes 6.50%, 3/1/27		95,000	97,138
HudBay Minerals, Inc. 144A company guaranty sr. unsec. notes
7.625%, 1/15/25 (Canada)		95,000	97,494
Ingevity Corp. 144A sr. unsec. notes 4.50%, 2/1/26		135,000	132,007
International Flavors & Fragrances, Inc. sr. unsec. notes
4.45%, 9/26/28		470,000	493,530
International Paper Co. sr. unsec. unsub. notes 3.00%, 2/15/27		405,000	389,870
Joseph T Ryerson & Son, Inc. 144A sr. notes 11.00%, 5/15/22		40,000	42,200
Kraton Polymers, LLC/Kraton Polymers Capital Corp. 144A
company guaranty sr. unsec. notes 7.00%, 4/15/25		60,000	60,600

30 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (24.2%)* cont.	amount	Value
Basic materials cont.
Louisiana-Pacific Corp. company guaranty sr. unsec. unsub. notes
4.875%, 9/15/24	$85,000	$84,788
Mercer International, Inc. company guaranty sr. unsec. notes
7.75%, 12/1/22 (Canada)	14,000	14,560
Mercer International, Inc. sr. unsec. notes 6.50%, 2/1/24 (Canada)	70,000	71,575
Mercer International, Inc. sr. unsec. notes 5.50%, 1/15/26 (Canada)	55,000	53,900
Mercer International, Inc. 144A sr. unsec. notes 7.375%,
1/15/25 (Canada)	20,000	21,000
Methanex Corp. sr. unsec. unsub. notes 3.25%, 12/15/19 (Canada)	33,000	33,008
NCI Building Systems, Inc. 144A company guaranty sr. unsec. sub.
notes 8.00%, 4/15/26	100,000	89,875
New Gold, Inc. 144A company guaranty sr. unsec. unsub. notes
6.25%, 11/15/22 (Canada)	25,000	22,125
Novelis Corp. 144A company guaranty sr. unsec. bonds
5.875%, 9/30/26	190,000	189,288
Novelis Corp. 144A company guaranty sr. unsec. notes
6.25%, 8/15/24	75,000	76,688
Nutrien, Ltd. sr. unsec. bonds 5.25%, 1/15/45 (Canada)	120,000	126,962
Nutrien, Ltd. sr. unsec. bonds 4.125%, 3/15/35 (Canada)	520,000	490,743
Nutrien, Ltd. sr. unsec. sub. bonds 4.20%, 4/1/29 (Canada)	363,000	373,790
Packaging Corp. of America sr. unsec. unsub. notes 4.50%, 11/1/23	225,000	237,615
PQ Corp. 144A company guaranty sr. unsec. notes 5.75%, 12/15/25	125,000	121,875
Sherwin-Williams Co. (The) sr. unsec. unsub. bonds 3.45%, 6/1/27	455,000	446,995
Sherwin-Williams Co. (The) sr. unsec. unsub. notes 2.75%, 6/1/22	210,000	208,728
Smurfit Kappa Treasury Funding DAC company guaranty sr. unsec.
unsub. notes 7.50%, 11/20/25 (Ireland)	90,000	102,038
Steel Dynamics, Inc. company guaranty sr. unsec. notes
5.00%, 12/15/26	35,000	35,744
Steel Dynamics, Inc. company guaranty sr. unsec. notes
4.125%, 9/15/25	30,000	29,325
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 10/1/24	60,000	61,950
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.25%, 4/15/23	4,000	4,065
Teck Resources, Ltd. company guaranty sr. unsec. unsub. notes
3.75%, 2/1/23 (Canada)	40,000	39,954
Teck Resources, Ltd. 144A company guaranty sr. unsec. notes
8.50%, 6/1/24 (Canada)	15,000	16,088
TMS International Corp. 144A sr. unsec. notes 7.25%, 8/15/25	130,000	125,908
TopBuild Corp. 144A company guaranty sr. unsec. notes
5.625%, 5/1/26	120,000	118,200
Tronox Finance PLC 144A company guaranty sr. unsec. notes
5.75%, 10/1/25 (United Kingdom)	45,000	41,625
U.S. Concrete, Inc. company guaranty sr. unsec. unsub. notes
6.375%, 6/1/24	115,000	116,438
Univar USA, Inc. 144A company guaranty sr. unsec. notes
6.75%, 7/15/23	80,000	81,760
USG Corp. 144A company guaranty sr. unsec. bonds
4.875%, 6/1/27	125,000	126,328
USG Corp. 144A company guaranty sr. unsec. notes 5.50%, 3/1/25	70,000	71,085

Dynamic Asset Allocation Conservative Fund 31

	Principal
CORPORATE BONDS AND NOTES (24.2%)* cont.	amount	Value
Basic materials cont.
Westlake Chemical Corp. company guaranty sr. unsec. unsub.
bonds 4.375%, 11/15/47	$767,000	$679,383
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
8.20%, 1/15/30	515,000	673,016
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
7.95%, 2/15/31	175,000	228,132
Weyerhaeuser Co. sr. unsec. unsub. notes 7.375%, 3/15/32 R	260,000	343,262
WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes
5.625%, 10/1/24	90,000	95,625
Zekelman Industries, Inc. 144A company guaranty sr. notes
9.875%, 6/15/23	80,000	85,000
		12,799,644
Capital goods (1.0%)
Allison Transmission, Inc. 144A company guaranty sr. unsec. notes
4.75%, 10/1/27	150,000	143,063
American Axle & Manufacturing, Inc. company guaranty sr. unsec.
notes 7.75%, 11/15/19	36,000	36,855
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 144A
company guaranty sr. unsec. notes 7.25%, 5/15/24 (Ireland)	200,000	210,500
ATS Automation Tooling Systems, Inc. 144A sr. unsec. notes 6.50%,
6/15/23 (Canada)	40,000	41,438
Berry Global, Inc. company guaranty notes 5.50%, 5/15/22	24,000	24,360
Berry Global, Inc. company guaranty unsub. notes 5.125%, 7/15/23	85,000	86,407
Berry Global, Inc. 144A notes 4.50%, 2/15/26	30,000	28,506
Boeing Capital Corp. sr. unsec. unsub. notes 4.70%, 10/27/19	190,000	192,363
Bombardier, Inc. 144A sr. unsec. notes 8.75%, 12/1/21 (Canada)	40,000	44,200
Bombardier, Inc. 144A sr. unsec. notes 7.875%, 4/15/27 (Canada)	90,000	92,840
Bombardier, Inc. 144A sr. unsec. notes 7.50%, 12/1/24 (Canada)	175,000	181,781
Briggs & Stratton Corp. company guaranty sr. unsec. notes
6.875%, 12/15/20	140,000	144,900
Crown Americas, LLC/Crown Americas Capital Corp. VI company
guaranty sr. unsec. notes 4.75%, 2/1/26	60,000	60,288
Crown Cork & Seal Co., Inc. company guaranty sr. unsec. bonds
7.375%, 12/15/26	65,000	72,150
Deere & Co. sr. unsec. unsub. notes 2.60%, 6/8/22	570,000	569,690
Gates Global, LLC/Gates Global Co. 144A company guaranty sr.
unsec. notes 6.00%, 7/15/22	74,000	74,185
General Dynamics Corp. company guaranty sr. unsec. unsub.
notes 3.60%, 11/15/42	260,000	256,476
General Dynamics Corp. company guaranty sr. unsec. unsub.
notes 2.25%, 11/15/22	160,000	157,937
GFL Environmental, Inc. 144A sr. unsec. notes 5.375%,
3/1/23 (Canada)	60,000	56,775
Great Lakes Dredge & Dock Corp. company guaranty sr. unsec.
notes 8.00%, 5/15/22	150,000	157,125
Honeywell International, Inc. sr. unsec. bonds 3.812%, 11/21/47	255,000	258,978
Hulk Finance Corp. 144A sr. unsec. notes 7.00%, 6/1/26 (Canada)	175,000	165,375
Johnson Controls International PLC sr. unsec. bonds 4.95%, 7/2/64	405,000	375,195
Johnson Controls International PLC sr. unsec. unsub. bonds
4.50%, 2/15/47	575,000	551,278

32 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (24.2%)* cont.	amount	Value
Capital goods cont.
L3 Technologies, Inc. company guaranty sr. unsec. bonds
3.85%, 12/15/26	$502,000	$510,880
L3 Technologies, Inc. company guaranty sr. unsec. notes
4.40%, 6/15/28	376,000	394,541
MasTec, Inc. company guaranty sr. unsec. unsub. notes
4.875%, 3/15/23	95,000	95,475
Northrop Grumman Corp. sr. unsec. unsub. notes 3.25%, 1/15/28	860,000	845,640
Oshkosh Corp. company guaranty sr. unsec. sub. notes
5.375%, 3/1/25	165,000	169,331
Oshkosh Corp. sr. unsec. sub. notes 4.60%, 5/15/28	480,000	487,594
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 144A
company guaranty sr. notes 6.25%, 5/15/26	20,000	20,400
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 144A
company guaranty sr. unsec. notes 8.50%, 5/15/27	95,000	95,238
Park-Ohio Industries, Inc. company guaranty sr. unsec. notes
6.625%, 4/15/27	60,000	59,700
Raytheon Co. sr. unsec. notes 4.875%, 10/15/40	195,000	227,125
Raytheon Co. sr. unsec. unsub. notes 2.50%, 12/15/22	815,000	812,593
RBS Global, Inc./Rexnord, LLC 144A sr. unsec. notes
4.875%, 12/15/25	170,000	167,875
Republic Services, Inc. sr. unsec. notes 3.95%, 5/15/28	680,000	711,602
Resideo Funding, Inc. 144A company guaranty sr. unsec. notes
6.125%, 11/1/26	65,000	66,950
Stevens Holding Co, Inc. 144A company guaranty sr. unsec. notes
6.125%, 10/1/26	170,000	175,100
Tennant Co. company guaranty sr. unsec. unsub. notes
5.625%, 5/1/25	85,000	85,638
TransDigm, Inc. company guaranty sr. unsec. sub. notes
6.50%, 5/15/25	30,000	30,453
TransDigm, Inc. company guaranty sr. unsec. sub. notes
6.375%, 6/15/26	145,000	143,528
TransDigm, Inc. company guaranty sr. unsec. unsub. notes
6.50%, 7/15/24	58,000	59,595
TransDigm, Inc. 144A company guaranty sr. notes 6.25%, 3/15/26	155,000	161,433
United Technologies Corp. sr. unsec. unsub. notes 1.90%, 5/4/20	1,620,000	1,607,243
Vertiv Group Corp. 144A sr. unsec. notes 9.25%, 10/15/24	55,000	54,725
Vertiv Intermediate Holding Corp. 144A sr. unsec. notes 12.00%,
2/15/22 ‡‡	40,000	38,600
Waste Management, Inc. company guaranty sr. unsec. unsub.
notes 4.75%, 6/30/20	180,000	184,599
		11,188,523
Communication services (2.0%)
American Tower Corp. sr. unsec. bonds 3.125%, 1/15/27 R	1,115,000	1,068,573
American Tower Corp. sr. unsec. unsub. bonds 3.55%, 7/15/27 R	735,000	723,251
AT&T, Inc. sr. unsec. notes 4.10%, 2/15/28	2,060,000	2,082,726
AT&T, Inc. sr. unsec. unsub. bonds 4.35%, 3/1/29	230,000	234,961
AT&T, Inc. sr. unsec. unsub. notes 4.75%, 5/15/46	567,000	554,065
AT&T, Inc. sr. unsec. unsub. notes 3.40%, 5/15/25	568,000	562,045
Cablevision Systems Corp. sr. unsec. unsub. notes 8.00%, 4/15/20	30,000	31,350
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. bonds 5.50%, 5/1/26	50,000	51,625

Dynamic Asset Allocation Conservative Fund 33

	Principal
CORPORATE BONDS AND NOTES (24.2%)* cont.	amount	Value
Communication services cont.
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. notes 5.875%, 4/1/24	$130,000	$135,525
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
notes 5.75%, 2/15/26	365,000	381,881
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
unsub. notes 5.125%, 5/1/23	65,000	66,527
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. bonds 6.484%, 10/23/45	980,000	1,098,583
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. notes 4.908%, 7/23/25	337,000	355,595
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. bonds 5.375%, 5/1/47	158,000	157,429
Comcast Corp. company guaranty sr. unsec. unsub. bonds
4.049%, 11/1/52	290,000	282,552
Comcast Corp. company guaranty sr. unsec. unsub. bonds
3.999%, 11/1/49	120,000	116,746
Comcast Corp. company guaranty sr. unsec. unsub. bonds
3.969%, 11/1/47	780,000	752,503
Comcast Corp. company guaranty sr. unsec. unsub. bonds
2.35%, 1/15/27	495,000	462,525
Comcast Corp. company guaranty sr. unsec. unsub. notes
6.50%, 11/15/35	82,000	103,596
Comcast Corp. company guaranty sr. unsec. unsub. notes
3.15%, 3/1/26	250,000	248,734
CommScope Finance, LLC 144A sr. notes 6.00%, 3/1/26	25,000	25,859
CommScope Finance, LLC 144A sr. notes 5.50%, 3/1/24	30,000	30,684
CommScope Technologies, LLC 144A company guaranty sr. unsec.
notes 6.00%, 6/15/25	80,000	77,776
CommScope Technologies, LLC 144A company guaranty sr. unsec.
unsub. notes 5.00%, 3/15/27	85,000	75,368
Cox Communications, Inc. 144A sr. unsec. bonds 3.50%, 8/15/27	340,000	332,658
Crown Castle International Corp. sr. unsec. bonds 3.80%, 2/15/28 R	395,000	392,621
Crown Castle International Corp. sr. unsec. bonds 3.65%, 9/1/27 R	557,000	547,710
Crown Castle International Corp. sr. unsec. notes 4.875%, 4/15/22 R	54,000	56,906
Crown Castle International Corp. sr. unsec. unsub. bonds
3.70%, 6/15/26 R	455,000	453,068
CSC Holdings, LLC sr. unsec. unsub. bonds 5.25%, 6/1/24	202,000	205,030
CSC Holdings, LLC sr. unsec. unsub. notes 6.75%, 11/15/21	90,000	96,188
CSC Holdings, LLC 144A sr. unsec. unsub. notes 7.50%, 4/1/28	260,000	278,603
CSC Holdings, LLC 144A sr. unsec. unsub. notes 5.125%, 12/15/21	200,000	200,250
Deutsche Telekom International Finance BV company guaranty sr.
unsec. unsub. bonds 8.75%, 6/15/30 (Netherlands)	163,000	224,231
DISH DBS Corp. company guaranty sr. unsec. unsub. notes
5.875%, 11/15/24	300,000	252,000
Equinix, Inc. sr. unsec. notes 5.375%, 5/15/27 R	370,000	388,612
Equinix, Inc. sr. unsec. unsub. notes 5.875%, 1/15/26 R	30,000	31,604
Frontier Communications Corp. sr. unsec. notes 11.00%, 9/15/25	265,000	174,403

34 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (24.2%)* cont.	amount	Value
Communication services cont.
Frontier Communications Corp. 144A company guaranty notes
8.50%, 4/1/26	$145,000	$134,850
Intelsat Connect Finance SA 144A company guaranty sr. unsec.
notes 9.50%, 2/15/23 (Luxembourg)	245,000	216,899
Intelsat Jackson Holdings SA 144A company guaranty sr. notes
8.00%, 2/15/24 (Bermuda)	4,000	4,170
Intelsat Jackson Holdings SA 144A sr. unsec. notes 9.75%,
7/15/25 (Bermuda)	215,000	218,225
Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes
5.625%, 2/1/23	180,000	182,025
NBCUniversal Media, LLC company guaranty sr. unsec. unsub.
notes 5.15%, 4/30/20	585,000	599,616
NBCUniversal Media, LLC company guaranty sr. unsec. unsub.
notes 4.375%, 4/1/21	970,000	1,002,044
Quebecor Media, Inc. sr. unsec. unsub. notes 5.75%,
1/15/23 (Canada)	19,000	19,808
Rogers Communications, Inc. company guaranty sr. unsec. unsub.
notes 4.50%, 3/15/43 (Canada)	410,000	429,070
Sprint Capital Corp. company guaranty sr. unsec. unsub. notes
6.875%, 11/15/28	32,000	30,760
Sprint Communications, Inc. sr. unsec. notes 7.00%, 8/15/20	27,000	27,878
Sprint Corp. company guaranty sr. unsec. sub. notes
7.875%, 9/15/23	195,000	204,263
Sprint Corp. company guaranty sr. unsec. sub. notes
7.25%, 9/15/21	214,000	224,700
T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.375%, 3/1/25	335,000	348,836
T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.00%, 3/1/23	20,000	20,550
T-Mobile USA, Inc. company guaranty sr. unsec. notes
5.375%, 4/15/27	25,000	25,844
T-Mobile USA, Inc. company guaranty sr. unsec. notes
4.00%, 4/15/22	30,000	30,338
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. bonds
4.75%, 2/1/28	100,000	99,125
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
4.50%, 2/1/26	40,000	39,978
TCI Communications, Inc. sr. unsec. unsub. notes 7.125%, 2/15/28	365,000	456,045
Telefonica Emisiones SA company guaranty sr. unsec. bonds
4.895%, 3/6/48 (Spain)	1,235,000	1,203,438
Verizon Communications, Inc. sr. unsec. unsub. notes
4.40%, 11/1/34	775,000	806,231
Verizon Communications, Inc. sr. unsec. unsub. notes
4.329%, 9/21/28	1,110,000	1,173,865
Videotron, Ltd. company guaranty sr. unsec. unsub. notes 5.00%,
7/15/22 (Canada)	129,000	132,870
Videotron, Ltd./Videotron Ltee. 144A sr. unsec. notes 5.125%,
4/15/27 (Canada)	275,000	280,500
Vodafone Group PLC sr. unsec. unsub. notes 4.375%, 5/30/28
(United Kingdom)	370,000	376,076
		21,602,367

Dynamic Asset Allocation Conservative Fund 35

	Principal
CORPORATE BONDS AND NOTES (24.2%)* cont.	amount	Value
Conglomerates (0.3%)
Siemens Financieringsmaatschappij NV 144A company guaranty
sr. unsec. notes 2.20%, 3/16/20 (Netherlands)	$2,945,000	$2,932,106
		2,932,106
Consumer cyclicals (2.8%)
Alimentation Couche-Tard, Inc. 144A company guaranty sr. unsec.
notes 3.55%, 7/26/27 (Canada)	415,000	403,202
Amazon.com, Inc. sr. unsec. notes 3.15%, 8/22/27	1,225,000	1,233,252
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
notes 6.125%, 5/15/27	50,000	45,188
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
sub. notes 5.875%, 11/15/26	95,000	85,738
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
sub. notes 5.75%, 6/15/25	40,000	37,392
American Builders & Contractors Supply Co., Inc. 144A company
guaranty sr. unsec. notes 5.875%, 5/15/26	30,000	30,413
American Builders & Contractors Supply Co., Inc. 144A sr. unsec.
notes 5.75%, 12/15/23	45,000	46,463
Autonation, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 2/1/20	675,000	689,079
BMW US Capital, LLC 144A company guaranty sr. unsec. notes
3.95%, 8/14/28	405,000	416,049
BMW US Capital, LLC 144A company guaranty sr. unsec. notes
3.40%, 8/13/21	170,000	172,175
BMW US Capital, LLC 144A company guaranty sr. unsec. notes
2.80%, 4/11/26	299,000	286,792
BMW US Capital, LLC 144A company guaranty sr. unsec. notes
2.00%, 4/11/21	605,000	595,613
Boyd Gaming Corp. company guaranty sr. unsec. notes
6.00%, 8/15/26	45,000	46,125
Boyd Gaming Corp. company guaranty sr. unsec. sub. notes
6.875%, 5/15/23	40,000	41,550
Boyd Gaming Corp. company guaranty sr. unsec. unsub. notes
6.375%, 4/1/26	30,000	31,050
Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 6.125%,
7/1/22 (Canada)	65,000	65,062
Carriage Services, Inc. 144A sr. unsec. notes 6.625%, 6/1/26	90,000	92,025
CBS Corp. company guaranty sr. unsec. bonds 4.20%, 6/1/29	770,000	774,052
CBS Corp. company guaranty sr. unsec. unsub. bonds
2.90%, 1/15/27	298,000	278,281
CBS Corp. company guaranty sr. unsec. unsub. notes
4.60%, 1/15/45	353,000	336,695
CBS Corp. company guaranty sr. unsec. unsub. notes
4.00%, 1/15/26	136,000	138,165
CBS Radio, Inc. 144A company guaranty sr. unsec. notes
7.25%, 11/1/24	230,000	228,850
Cinemark USA, Inc. company guaranty sr. unsec. notes
5.125%, 12/15/22	40,000	40,600
Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
4.875%, 6/1/23	17,000	17,286

36 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (24.2%)* cont.	amount	Value
Consumer cyclicals cont.
Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. unsub. notes 6.50%, 11/15/22	$140,000	$142,975
Clear Channel Worldwide Holdings, Inc. 144A company guaranty
sr. unsec. notes 9.25%, 2/15/24	70,000	74,200
Constellation Merger Sub, Inc. 144A sr. unsec. notes 8.50%, 9/15/25	235,000	214,673
CRC Escrow Issuer, LLC/CRC Finco, Inc. 144A company guaranty sr.
unsec. notes 5.25%, 10/15/25	155,000	149,284
Dollar General Corp. sr. unsec. sub. notes 3.25%, 4/15/23	400,000	402,255
Ecolab, Inc. sr. unsec. unsub. bonds 2.70%, 11/1/26	1,390,000	1,354,315
Eldorado Resorts, Inc. company guaranty sr. unsec. notes
6.00%, 9/15/26	15,000	15,225
Eldorado Resorts, Inc. company guaranty sr. unsec. unsub. notes
7.00%, 8/1/23	25,000	26,160
Ford Motor Co. sr. unsec. unsub. notes 4.346%, 12/8/26	861,000	799,153
Fox Corp. 144A company guaranty sr. unsec. notes 4.03%, 1/25/24	240,000	248,804
Gartner, Inc. 144A company guaranty sr. unsec. notes
5.125%, 4/1/25	60,000	60,642
General Motors Financial Co., Inc. company guaranty sr. unsec.
notes 4.00%, 10/6/26	1,239,000	1,186,841
General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.30%, 7/13/25	200,000	198,877
General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.00%, 1/15/25	95,000	93,068
Gray Television, Inc. 144A company guaranty sr. unsec. notes
5.875%, 7/15/26	75,000	76,328
Gray Television, Inc. 144A sr. unsec. notes 7.00%, 5/15/27	155,000	164,688
Hanesbrands, Inc. 144A company guaranty sr. unsec. unsub. notes
4.625%, 5/15/24	60,000	60,162
Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp.
company guaranty sr. unsec. notes 4.875%, 4/1/27	1,000,000	1,011,250
Home Depot, Inc. (The) sr. unsec. unsub. notes 5.95%, 4/1/41	300,000	384,790
Home Depot, Inc. (The) sr. unsec. unsub. notes 2.625%, 6/1/22	475,000	477,990
Howard Hughes Corp. (The) 144A sr. unsec. notes 5.375%, 3/15/25	180,000	179,761
Hyatt Hotels Corp. sr. unsec. unsub. notes 4.85%, 3/15/26	675,000	713,221
iHeartCommunications, Inc. company guaranty sr. notes 9.00%,
12/15/19 (In default) †	54,000	38,340
IHS Markit, Ltd. sr. unsec. sub. bonds 4.75%, 8/1/28
(United Kingdom)	50,000	52,250
IHS Markit, Ltd. 144A company guaranty notes 4.75%, 2/15/25
(United Kingdom)	1,649,000	1,714,960
IHS Markit, Ltd. 144A company guaranty sr. unsec. notes 4.00%,
3/1/26 (United Kingdom)	25,000	24,875
Interpublic Group of Cos., Inc. (The) sr. unsec. sub. bonds
4.65%, 10/1/28	1,469,000	1,529,328
Iron Mountain, Inc. 144A company guaranty sr. unsec. bonds
5.25%, 3/15/28 R	25,000	24,156
Iron Mountain, Inc. 144A company guaranty sr. unsec. notes
4.875%, 9/15/27 R	150,000	144,000
Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp. 144A company
guaranty notes 10.25%, 11/15/22	210,000	225,225

Dynamic Asset Allocation Conservative Fund 37

	Principal
CORPORATE BONDS AND NOTES (24.2%)* cont.	amount	Value
Consumer cyclicals cont.
Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp. 144A company
guaranty sr. notes 6.75%, 11/15/21	$155,000	$159,650
Jacobs Entertainment, Inc. 144A notes 7.875%, 2/1/24	40,000	41,900
Jeld-Wen, Inc. 144A company guaranty sr. unsec. notes
4.875%, 12/15/27	60,000	56,550
Jeld-Wen, Inc. 144A company guaranty sr. unsec. notes
4.625%, 12/15/25	70,000	66,500
Lear Corp. sr. unsec. unsub. bonds 3.80%, 9/15/27	902,000	864,280
Lennar Corp. company guaranty sr. unsec. sub. notes
5.875%, 11/15/24	20,000	21,225
Lions Gate Capital Holdings, LLC 144A company guaranty sr.
unsec. notes 5.875%, 11/1/24	110,000	113,163
Lions Gate Capital Holdings, LLC 144A sr. unsec. notes
6.375%, 2/1/24	95,000	99,513
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec.
notes 4.875%, 11/1/24	60,000	60,375
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec.
sub. notes 5.625%, 3/15/26	85,000	87,763
Mattamy Group Corp. 144A sr. unsec. notes 6.875%,
12/15/23 (Canada)	65,000	66,300
Mattamy Group Corp. 144A sr. unsec. notes 6.50%,
10/1/25 (Canada)	35,000	34,081
Meredith Corp. company guaranty sr. unsec. notes 6.875%, 2/1/26	145,000	152,250
MGM Resorts International company guaranty sr. unsec. notes
6.75%, 10/1/20	50,000	52,375
MGM Resorts International company guaranty sr. unsec. unsub.
notes 6.625%, 12/15/21	45,000	48,038
Navistar International Corp. 144A sr. unsec. notes 6.625%, 11/1/25	205,000	208,331
Nexstar Broadcasting, Inc. 144A company guaranty sr. unsec.
notes 5.625%, 8/1/24	125,000	126,875
Nielsen Co. Luxembourg SARL (The) 144A company guaranty sr.
unsec. notes 5.00%, 2/1/25 (Luxembourg)	60,000	57,675
Nielsen Finance, LLC/Nielsen Finance Co. 144A company guaranty
sr. unsec. sub. notes 5.00%, 4/15/22	175,000	172,813
Omnicom Group, Inc. company guaranty sr. unsec. unsub. notes
3.60%, 4/15/26	885,000	877,782
Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5.875%, 3/15/25	40,000	41,000
Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5.625%, 2/15/24	37,000	37,833
Penn National Gaming, Inc. 144A sr. unsec. notes 5.625%, 1/15/27	75,000	72,938
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.75%, 10/1/22	53,000	53,861
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.50%, 5/15/26	55,000	54,175
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.375%, 12/1/24	45,000	44,775
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
7.875%, 6/15/32	105,000	118,125
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 3/1/26	205,000	211,150

38 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (24.2%)* cont.	amount	Value
Consumer cyclicals cont.
QVC, Inc. company guaranty sr. notes 4.85%, 4/1/24	$120,000	$122,695
Realogy Group, LLC/Realogy Co-Issuer Corp. 144A company
guaranty sr. unsec. notes 9.375%, 4/1/27	30,000	30,713
Refinitiv US Holdings, Inc. 144A company guaranty sr. notes
6.25%, 5/15/26	140,000	141,925
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.
144A sr. notes 6.125%, 8/15/21	130,000	130,325
S&P Global, Inc. company guaranty sr. unsec. unsub. notes
4.40%, 2/15/26	355,000	381,715
Sabre GLBL, Inc. 144A company guaranty sr. notes 5.375%, 4/15/23	70,000	71,744
Scientific Games International, Inc. company guaranty sr. unsec.
notes 10.00%, 12/1/22	175,000	183,899
Scientific Games International, Inc. 144A company guaranty sr.
unsec. notes 8.25%, 3/15/26	140,000	142,891
Sinclair Television Group, Inc. 144A company guaranty sr. unsec.
sub. notes 5.625%, 8/1/24	75,000	75,656
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. sub. notes
6.00%, 7/15/24	58,000	60,103
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5.00%, 8/1/27	900,000	900,000
Six Flags Entertainment Corp. 144A company guaranty sr. unsec.
bonds 5.50%, 4/15/27	140,000	138,432
Six Flags Entertainment Corp. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 7/31/24	175,000	172,921
Spectrum Brands, Inc. company guaranty sr. unsec. notes
5.75%, 7/15/25	35,000	35,263
Spectrum Brands, Inc. company guaranty sr. unsec. sub. notes
6.625%, 11/15/22	2,000	2,045
Spectrum Brands, Inc. company guaranty sr. unsec. unsub. notes
6.125%, 12/15/24	30,000	30,300
Standard Industries, Inc. 144A sr. unsec. notes 5.375%, 11/15/24	120,000	123,000
Standard Industries, Inc. 144A sr. unsec. notes 5.00%, 2/15/27	810,000	783,918
Standard Industries, Inc. 144A sr. unsec. notes 4.75%, 1/15/28	10,000	9,550
Star Merger Sub, Inc. 144A sr. notes 6.875%, 8/15/26	45,000	46,013
SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP
Gaming Finance Corp. 144A company guaranty sr. unsub. notes
5.875%, 5/15/25	90,000	88,931
Townsquare Media, Inc. 144A company guaranty sr. unsec. notes
6.50%, 4/1/23	15,000	14,363
TRI Pointe Group, Inc./TRI Pointe Homes, Inc. company guaranty
sr. unsec. unsub. notes 5.875%, 6/15/24	90,000	90,450
Tribune Media Co. company guaranty sr. unsec. notes
5.875%, 7/15/22	40,000	40,825
TWDC Enterprises 18 Corp. sr. unsec. notes 2.75%, 8/16/21	120,000	120,455
Univision Communications, Inc. 144A company guaranty sr. sub.
notes 5.125%, 2/15/25	115,000	107,094
Walt Disney Co. (The) 144A company guaranty sr. unsec. bonds
7.75%, 12/1/45	1,048,000	1,670,824
Warner Media, LLC company guaranty sr. unsec. unsub. bonds
3.80%, 2/15/27	875,000	871,440
Warner Media, LLC company guaranty sr. unsec. unsub. bonds
2.95%, 7/15/26	463,000	438,210

Dynamic Asset Allocation Conservative Fund 39

	Principal
CORPORATE BONDS AND NOTES (24.2%)* cont.	amount	Value
Consumer cyclicals cont.
Weekley Homes, LLC/Weekley Finance Corp. sr. unsec. notes
6.00%, 2/1/23	$77,000	$74,113
Werner FinCo LP/Werner FinCo, Inc. 144A company guaranty sr.
unsec. notes 8.75%, 7/15/25	135,000	116,316
WMG Acquisition Corp. 144A company guaranty sr. notes
5.00%, 8/1/23	80,000	81,400
WMG Acquisition Corp. 144A company guaranty sr. unsec. notes
5.50%, 4/15/26	30,000	30,788
Wolverine World Wide, Inc. 144A company guaranty sr. unsec.
bonds 5.00%, 9/1/26	70,000	67,900
Wyndham Hotels & Resorts, Inc. 144A company guaranty sr. unsec.
notes 5.375%, 4/15/26	85,000	86,488
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. 144A company
guaranty sr. unsec. sub. notes 5.25%, 5/15/27	210,000	198,450
		29,601,344
Consumer staples (0.8%)
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty
notes 5.00%, 10/15/25 (Canada)	130,000	128,375
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr.
notes 4.625%, 1/15/22 (Canada)	25,000	25,094
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr.
sub. notes 4.25%, 5/15/24 (Canada)	90,000	89,100
Albertsons Cos., LLC/Safeway, Inc./New Albertsons LP/
Albertson’s, LLC 144A company guaranty sr. unsec. notes
7.50%, 3/15/26	90,000	92,588
Anheuser-Busch Cos., LLC/Anheuser-Busch InBev Worldwide, Inc.
144A company guaranty sr. unsec. unsub. notes 3.65%, 2/1/26	1,093,000	1,096,228
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. notes 2.50%, 7/15/22	500,000	495,355
Ascend Learning, LLC 144A sr. unsec. notes 6.875%, 8/1/25	125,000	124,063
Ascend Learning, LLC 144A sr. unsec. notes 6.875%, 8/1/25	55,000	54,656
Ashtead Capital, Inc. 144A notes 4.375%, 8/15/27	885,000	854,025
Brand Energy & Infrastructure Services, Inc. 144A sr. unsec. notes
8.50%, 7/15/25	170,000	152,575
CEC Entertainment, Inc. company guaranty sr. unsec. sub. notes
8.00%, 2/15/22	85,000	78,200
CVS Pass-Through Trust sr. notes 6.036%, 12/10/28	42,081	45,622
CVS Pass-Through Trust 144A sr. mtge. notes 4.704%, 1/10/36	229,030	236,468
Diageo Investment Corp. company guaranty sr. unsec. notes
8.00%, 9/15/22	135,000	157,652
Energizer Holdings, Inc. 144A company guaranty sr. unsec. notes
7.75%, 1/15/27	10,000	10,650
Energizer Holdings, Inc. 144A company guaranty sr. unsec. sub.
notes 6.375%, 7/15/26	35,000	35,875
ERAC USA Finance, LLC 144A company guaranty sr. unsec. bonds
4.50%, 2/15/45	385,000	378,583
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
7.00%, 10/15/37	300,000	384,852
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
5.625%, 3/15/42	363,000	410,933

40 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (24.2%)* cont.	amount	Value
Consumer staples cont.
Fresh Market, Inc. (The) 144A company guaranty sr. notes
9.75%, 5/1/23	$80,000	$60,000
Golden Nugget, Inc. 144A company guaranty sr. unsec. sub. notes
8.75%, 10/1/25	135,000	141,750
Golden Nugget, Inc. 144A sr. unsec. notes 6.75%, 10/15/24	170,000	170,850
Itron, Inc. 144A company guaranty sr. unsec. notes 5.00%, 1/15/26	135,000	132,806
Keurig Dr Pepper, Inc. 144A company guaranty sr. unsec. notes
4.597%, 5/25/28	1,165,000	1,213,864
Keurig Dr Pepper, Inc. 144A company guaranty sr. unsec. unsub.
notes 4.417%, 5/25/25	187,000	193,779
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.25%, 6/1/26	80,000	80,750
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.00%, 6/1/24	80,000	81,600
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 4.75%, 6/1/27	60,000	58,950
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 11/1/26	472,000	478,491
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.625%, 11/1/24	25,000	25,281
Match Group, Inc. 144A sr. unsec. bonds 5.00%, 12/15/27	145,000	146,088
Netflix, Inc. sr. unsec. notes 4.875%, 4/15/28	90,000	89,100
Netflix, Inc. 144A sr. unsec. bonds 6.375%, 5/15/29	50,000	54,063
Netflix, Inc. 144A sr. unsec. unsub. bonds 5.875%, 11/15/28	65,000	68,656
Rite Aid Corp. 144A company guaranty sr. unsec. unsub. notes
6.125%, 4/1/23	160,000	132,000
Walgreens Boots Alliance, Inc. sr. unsec. bonds 3.45%, 6/1/26	55,000	53,826
Walgreens Boots Alliance, Inc. sr. unsec. unsub. notes
3.30%, 11/18/21	400,000	403,464
		8,436,212
Energy (2.1%)
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp. company
guaranty sr. unsec. notes 7.875%, 12/15/24	65,000	24,050
Antero Resources Corp. company guaranty sr. unsec. notes
5.625%, 6/1/23	20,000	20,275
Antero Resources Corp. company guaranty sr. unsec. notes
5.00%, 3/1/25	35,000	34,388
Antero Resources Corp. company guaranty sr. unsec. sub. notes
5.375%, 11/1/21	43,000	43,161
Antero Resources Corp. company guaranty sr. unsec. sub. notes
5.125%, 12/1/22	77,000	77,408
Apache Corp. sr. unsec. unsub. notes 3.25%, 4/15/22	151,000	151,119
Apergy Corp. company guaranty sr. unsec. notes 6.375%, 5/1/26	130,000	131,625
Ascent Resources Utica Holdings, LLC/ARU Finance Corp. 144A sr.
unsec. notes 10.00%, 4/1/22	84,000	92,005
Ascent Resources Utica Holdings, LLC/ARU Finance Corp. 144A sr.
unsec. notes 7.00%, 11/1/26	55,000	52,869
Baytex Energy Corp. 144A company guaranty sr. unsec. sub. notes
5.625%, 6/1/24 (Canada)	45,000	41,794
BP Capital Markets America, Inc. company guaranty sr. unsec.
notes 3.119%, 5/4/26	445,000	443,991

Dynamic Asset Allocation Conservative Fund 41

	Principal
CORPORATE BONDS AND NOTES (24.2%)* cont.	amount	Value
Energy cont.
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes
3.279%, 9/19/27 (United Kingdom)	$715,000	$711,771
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes
2.315%, 2/13/20 (United Kingdom)	325,000	323,617
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes
1.768%, 9/19/19 (United Kingdom)	370,000	368,528
California Resources Corp. company guaranty sr. unsec. sub. notes
5.00%, 1/15/20	65,000	61,100
California Resources Corp. 144A company guaranty notes
8.00%, 12/15/22	70,000	54,971
Cenovus Energy, Inc. sr. unsec. bonds 6.75%, 11/15/39 (Canada)	80,000	89,100
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes
5.875%, 3/31/25	165,000	179,438
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes
5.125%, 6/30/27	485,000	508,644
Chesapeake Energy Corp. company guaranty sr. unsec. notes
8.00%, 6/15/27	40,000	39,400
Chesapeake Energy Corp. company guaranty sr. unsec. notes
8.00%, 1/15/25	80,000	81,600
Chesapeake Energy Corp. company guaranty sr. unsec. notes
5.75%, 3/15/23	20,000	19,550
Chevron Corp. sr. unsec. unsub. notes 1.561%, 5/16/19	820,000	818,825
Comstock Resources, Inc. 144A company guaranty sr. unsec. notes
9.75%, 8/15/26	140,000	128,800
Concho Resources, Inc. company guaranty sr. unsec. notes
3.75%, 10/1/27	55,000	54,551
Continental Resources, Inc. company guaranty sr. unsec. bonds
4.90%, 6/1/44	75,000	76,233
Continental Resources, Inc. company guaranty sr. unsec. sub.
notes 5.00%, 9/15/22	20,000	20,143
Covey Park Energy, LLC/Covey Park Finance Corp. 144A company
guaranty sr. unsec. notes 7.50%, 5/15/25	155,000	143,375
DCP Midstream Operating LP company guaranty sr. unsec. unsub.
notes 5.375%, 7/15/25	50,000	52,125
DCP Midstream Operating LP 144A company guaranty sr. unsec.
unsub. bonds 6.75%, 9/15/37	120,000	123,600
Denbury Resources, Inc. 144A company guaranty notes
9.00%, 5/15/21	94,000	91,415
Denbury Resources, Inc. 144A notes 7.50%, 2/15/24	35,000	29,881
Diamondback Energy, Inc. company guaranty sr. unsec. unsub.
notes 5.375%, 5/31/25	160,000	167,000
Diamondback Energy, Inc. company guaranty sr. unsec. unsub.
notes 4.75%, 11/1/24	45,000	46,004
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec.
bonds 5.75%, 1/30/28	165,000	172,838
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec.
notes 5.50%, 1/30/26	55,000	56,375
Energy Transfer Partners LP company guaranty sr. unsec. notes
5.875%, 1/15/24	915,000	998,775
Energy Transfer Partners LP company guaranty sr. unsec. notes
5.50%, 6/1/27	45,000	48,754

42 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (24.2%)* cont.	amount	Value
Energy cont.
Energy Transfer Partners LP jr. unsec. sub. FRB Ser. B, 6.625%,
perpetual maturity	$915,000	$869,845
Energy Transfer Partners LP sr. unsec. unsub. bonds
6.125%, 12/15/45	120,000	130,502
Energy Transfer Partners LP sr. unsec. unsub. notes 5.20%, 2/1/22	345,000	362,594
Ensco PLC sr. unsec. notes 7.75%, 2/1/26 (United Kingdom)	75,000	63,281
EOG Resources, Inc. sr. unsec. unsub. notes 4.15%, 1/15/26	50,000	52,934
EOG Resources, Inc. sr. unsec. unsub. notes 2.625%, 3/15/23	690,000	684,989
EP Energy, LLC/Everest Acquisition Finance, Inc. 144A company
guaranty notes 9.375%, 5/1/24	93,000	33,015
EP Energy, LLC/Everest Acquisition Finance, Inc. 144A company
guaranty sr. notes 7.75%, 5/15/26	70,000	56,875
EQT Corp. sr. unsec. unsub. notes 3.90%, 10/1/27	555,000	519,103
Equinor ASA company guaranty sr. unsec. notes 5.10%,
8/17/40 (Norway)	170,000	200,466
Exxon Mobil Corp. sr. unsec. unsub. notes 2.222%, 3/1/21	242,000	240,901
Hess Corp. sr. unsec. unsub. notes 7.30%, 8/15/31	140,000	163,283
Hess Infrastructure Partners LP/Hess Infrastructure Partners
Finance Corp. 144A sr. unsec. notes 5.625%, 2/15/26	180,000	183,150
Holly Energy Partners LP/Holly Energy Finance Corp. 144A
company guaranty sr. unsec. notes 6.00%, 8/1/24	185,000	191,475
Indigo Natural Resources, LLC 144A sr. unsec. notes
6.875%, 2/15/26	115,000	101,775
Jagged Peak Energy, LLC company guaranty sr. unsec. notes
5.875%, 5/1/26	60,000	59,493
Lukoil International Finance BV 144A company guaranty sr. unsec.
notes 4.563%, 4/24/23 (Russia)	200,000	203,500
Marathon Petroleum Corp. sr. unsec. unsub. notes 6.50%, 3/1/41	125,000	152,310
MEG Energy Corp. 144A company guaranty sr. unsec. notes 7.00%,
3/31/24 (Canada)	15,000	13,988
MEG Energy Corp. 144A company guaranty sr. unsec. notes
6.375%, 1/30/23 (Canada)	45,000	41,625
MEG Energy Corp. 144A notes 6.50%, 1/15/25 (Canada)	60,000	59,111
Motiva Enterprises, LLC 144A sr. unsec. notes 5.75%, 1/15/20	153,000	155,643
Nabors Industries, Inc. company guaranty sr. unsec. notes
5.75%, 2/1/25	155,000	138,916
Nabors Industries, Inc. company guaranty sr. unsec. notes
5.50%, 1/15/23	15,000	14,318
Newfield Exploration Co. sr. unsec. unsub. notes 5.75%, 1/30/22	80,000	85,400
Nine Energy Service, Inc. 144A sr. unsec. notes 8.75%, 11/1/23	45,000	46,463
Noble Holding International, Ltd. company guaranty sr. unsec.
unsub. notes 7.75%, 1/15/24	45,000	40,516
Noble Holding International, Ltd. 144A company guaranty sr.
unsec. notes 7.875%, 2/1/26	60,000	55,650
Oasis Petroleum, Inc. company guaranty sr. unsec. sub. notes
6.875%, 1/15/23	25,000	25,000
Oasis Petroleum, Inc. company guaranty sr. unsec. unsub. notes
6.875%, 3/15/22	67,000	67,670
Oasis Petroleum, Inc. 144A sr. unsec. notes 6.25%, 5/1/26	90,000	85,725
Occidental Petroleum Corp. sr. unsec. unsub. bonds
4.40%, 4/15/46	870,000	921,772

Dynamic Asset Allocation Conservative Fund 43

	Principal
CORPORATE BONDS AND NOTES (24.2%)* cont.	amount	Value
Energy cont.
Pertamina Persero PT 144A sr. unsec. unsub. notes 4.30%,
5/20/23 (Indonesia)	$200,000	$205,650
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
bonds 7.375%, 1/17/27 (Brazil)	436,000	479,753
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.25%, 3/17/24 (Brazil)	1,815,000	1,944,319
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.125%, 1/17/22 (Brazil)	444,000	469,530
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 5.999%, 1/27/28 (Brazil)	326,000	330,564
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 5.299%, 1/27/25 (Brazil)	61,000	61,915
Petroleos de Venezuela SA 144A company guaranty sr. unsec.
notes 6.00%, 11/15/26 (Venezuela) (In default) †	270,000	60,075
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
6.375%, 1/23/45 (Mexico)	265,000	237,497
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
5.50%, 1/21/21 (Mexico)	900,000	918,103
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
4.875%, 1/18/24 (Mexico)	150,000	147,674
Precision Drilling Corp. 144A company guaranty sr. unsec. notes
7.125%, 1/15/26 (Canada)	125,000	123,945
Range Resources Corp. company guaranty sr. unsec. sub. notes
5.75%, 6/1/21	100,000	101,500
Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 4.50%, 11/1/23	24,000	25,003
Rose Rock Midstream LP/Rose Rock Finance Corp. company
guaranty sr. unsec. sub. notes 5.625%, 11/15/23	20,000	18,782
Rose Rock Midstream LP/Rose Rock Finance Corp. company
guaranty sr. unsec. sub. notes 5.625%, 7/15/22	60,000	59,325
Sabine Pass Liquefaction, LLC sr. bonds 4.20%, 3/15/28	355,000	357,494
Sabine Pass Liquefaction, LLC sr. notes 5.75%, 5/15/24	120,000	132,244
Sabine Pass Liquefaction, LLC sr. notes 5.00%, 3/15/27	160,000	169,667
SESI, LLC company guaranty sr. unsec. notes 7.75%, 9/15/24	90,000	74,475
SESI, LLC company guaranty sr. unsec. unsub. notes
7.125%, 12/15/21	60,000	53,775
Seventy Seven Energy, Inc. escrow sr. unsec. notes
6.50%, 7/15/22 F	15,000	2
Seventy Seven Operating, LLC escrow company guaranty sr.
unsec. unsub. notes 6.625%, 11/15/19 F	54,000	5
Shell International Finance BV company guaranty sr. unsec. unsub.
notes 2.875%, 5/10/26 (Netherlands)	980,000	975,947
Shell International Finance BV company guaranty sr. unsec. unsub.
notes 2.125%, 5/11/20 (Netherlands)	140,000	139,195
Shell International Finance BV company guaranty sr. unsec. unsub.
notes 1.875%, 5/10/21 (Netherlands)	150,000	148,050
SM Energy Co. sr. unsec. notes 6.625%, 1/15/27	35,000	33,250
SM Energy Co. sr. unsec. sub. notes 5.00%, 1/15/24	40,000	37,000
SM Energy Co. sr. unsec. unsub. notes 6.75%, 9/15/26	60,000	57,525
SM Energy Co. sr. unsec. unsub. notes 6.125%, 11/15/22	57,000	57,000
Spectra Energy Partners LP sr. unsec. notes 3.375%, 10/15/26	340,000	334,389

44 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (24.2%)* cont.	amount	Value
Energy cont.
Statoil ASA company guaranty sr. unsec. unsub. notes 2.90%,
11/8/20 (Norway)	$488,000	$490,718
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A
company guaranty sr. unsec. notes 5.50%, 1/15/28	85,000	85,237
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. company guaranty sr. unsec. unsub. notes 5.00%, 1/15/28	450,000	443,812
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. 144A company guaranty sr. unsec. notes 6.875%, 1/15/29	30,000	32,588
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. 144A company guaranty sr. unsec. notes 6.50%, 7/15/27	50,000	53,938
Total Capital International SA company guaranty sr. unsec. unsub.
notes 2.75%, 6/19/21 (France)	182,000	182,415
Transcanada Trust company guaranty jr. unsec. sub. FRB 5.30%,
3/15/77 (Canada)	410,000	383,350
Transocean Pontus, Ltd. 144A company guaranty sr. notes 6.125%,
8/1/25 (Cayman Islands)	70,875	71,850
Transocean Poseidon, Ltd. 144A company guaranty sr. notes
6.875%, 2/1/27	35,000	36,400
Transocean, Inc. company guaranty sr. unsec. unsub. bonds
7.50%, 4/15/31	50,000	42,750
Transocean, Inc. 144A company guaranty sr. unsec. notes
9.00%, 7/15/23	4,000	4,265
USA Compression Partners LP/USA Compression Finance Corp.
company guaranty sr. unsec. notes 6.875%, 4/1/26	85,000	87,231
USA Compression Partners LP/USA Compression Finance Corp.
144A sr. unsec. notes 6.875%, 9/1/27	30,000	30,488
Vermilion Energy, Inc. 144A company guaranty sr. unsec. notes
5.625%, 3/15/25 (Canada)	55,000	53,350
Weatherford International, Ltd. company guaranty sr. unsec. sub.
notes 9.875%, 2/15/24	82,000	59,040
Weatherford International, Ltd. company guaranty sr. unsec.
unsub. notes 8.25%, 6/15/23	25,000	17,688
Whiting Petroleum Corp. sr. unsec. notes 6.625%, 1/15/26	85,000	83,300
Williams Cos., Inc. (The) sr. unsec. unsub. notes 8.75%, 3/15/32	40,000	55,659
Williams Cos., Inc. (The) sr. unsec. unsub. notes 7.75%, 6/15/31	4,000	5,093
WPX Energy, Inc. sr. unsec. notes 8.25%, 8/1/23	60,000	67,500
WPX Energy, Inc. sr. unsec. notes 5.75%, 6/1/26	70,000	71,050
WPX Energy, Inc. sr. unsec. unsub. notes 6.00%, 1/15/22	26,000	26,975
		22,738,736
Financials (8.1%)
ABN AMRO Bank NV 144A sr. unsec. notes 2.45%,
6/4/20 (Netherlands)	605,000	602,535
AIG Global Funding 144A sr. notes 2.15%, 7/2/20	450,000	446,470
Air Lease Corp. sr. unsec. notes 2.50%, 3/1/21	15,000	14,882
Air Lease Corp. sr. unsec. sub. bonds 4.625%, 10/1/28	520,000	523,456
Air Lease Corp. sr. unsec. unsub. notes 3.625%, 4/1/27	1,145,000	1,077,388
Alliance Data Systems Corp. 144A company guaranty sr. unsec.
notes 5.375%, 8/1/22	50,000	50,563
Alliant Holdings Intermediate, LLC 144A sr. unsec. notes
8.25%, 8/1/23	45,000	46,125

Dynamic Asset Allocation Conservative Fund 45

	Principal
CORPORATE BONDS AND NOTES (24.2%)* cont.	amount	Value
Financials cont.
Ally Financial, Inc. company guaranty sr. unsec. notes
8.00%, 11/1/31	$130,000	$161,363
Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
8.00%, 3/15/20	24,000	25,080
Ally Financial, Inc. sub. unsec. notes 5.75%, 11/20/25	460,000	489,951
American Express Co. sr. unsec. bonds 8.125%, 5/20/19	515,000	518,616
American International Group, Inc. jr. unsec. sub. FRB
8.175%, 5/15/58	231,000	277,778
ANZ New Zealand Int’l, Ltd./London 144A company guaranty sr.
unsec. notes 2.875%, 1/25/22 (United Kingdom)	1,400,000	1,392,418
Australia & New Zealand Banking Group, Ltd. sr. unsec. notes
Ser. MTN, 2.125%, 8/19/20 (Australia)	755,000	749,307
Australia & New Zealand Banking Group, Ltd./United
Kingdom 144A jr. unsec. sub. FRB 6.75%, perpetual maturity
(United Kingdom)	200,000	211,750
AXA SA 144A jr. unsec. sub. FRN 6.379%, perpetual
maturity (France)	255,000	272,850
Banco Santander SA sr. unsec. unsub. notes 4.379%,
4/12/28 (Spain)	200,000	201,559
Banco Santander SA unsec. sub. notes 5.179%, 11/19/25 (Spain)	400,000	421,619
Bank of America Corp. jr. unsec. sub. FRN Ser. AA, 6.10%,
perpetual maturity	303,000	320,044
Bank of America Corp. jr. unsec. sub. FRN Ser. Z, 6.50%,
perpetual maturity	25,000	27,126
Bank of America Corp. sr. unsec. notes Ser. MTN, 3.499%, 5/17/22	412,000	416,823
Bank of America Corp. sr. unsec. unsub. bonds Ser. MTN,
3.248%, 10/21/27	2,355,000	2,305,650
Bank of America Corp. sr. unsec. unsub. notes Ser. MTN,
2.151%, 11/9/20	290,000	287,169
Bank of America Corp. unsec. sub. FRN (BBA LIBOR USD 3 Month
+ 0.76%), 3.371%, 9/15/26	100,000	93,415
Bank of America Corp. unsec. sub. notes 6.11%, 1/29/37	870,000	1,029,694
Bank of Montreal sr. unsec. unsub. notes Ser. D, 3.10%,
4/13/21 (Canada)	420,000	423,723
Bank of Montreal unsec. sub. FRN 3.803%, 12/15/32 (Canada)	85,000	82,195
Bank of Nova Scotia (The) sr. unsec. unsub. notes 2.70%,
3/7/22 (Canada)	280,000	280,118
Bank of Nova Scotia (The) sr. unsec. unsub. notes 2.35%,
10/21/20 (Canada)	780,000	775,939
Banque Federative du Credit Mutuel SA 144A sr. unsec. unsub.
notes 2.20%, 7/20/20 (France)	860,000	852,421
Berkshire Hathaway Finance Corp. company guaranty sr. unsec.
notes 4.30%, 5/15/43	151,000	159,861
BGC Partners, Inc. sr. unsec. notes 5.125%, 5/27/21	235,000	240,553
BPCE SA 144A unsec. sub. notes 5.15%, 7/21/24 (France)	200,000	208,698
BPCE SA 144A unsec. sub. notes 4.50%, 3/15/25 (France)	895,000	899,958
Camden Property Trust sr. unsec. unsub. notes 4.875%, 6/15/23 R	140,000	149,803
Cantor Fitzgerald LP 144A unsec. bonds 7.875%, 10/15/19	285,000	291,939
Cantor Fitzgerald LP 144A unsec. notes 6.50%, 6/17/22	328,000	351,462
Capital One Financial Corp. unsec. sub. notes 4.20%, 10/29/25	130,000	132,194

46 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (24.2%)* cont.	amount	Value
Financials cont.
CBRE Services, Inc. company guaranty sr. unsec. notes
5.25%, 3/15/25	$132,000	$141,557
CBRE Services, Inc. company guaranty sr. unsec. unsub. notes
4.875%, 3/1/26	228,000	239,780
CIT Group, Inc. sr. unsec. sub. notes 5.00%, 8/1/23	72,000	75,510
CIT Group, Inc. sr. unsec. unsub. notes 5.25%, 3/7/25	823,000	875,713
CIT Group, Inc. sr. unsec. unsub. notes 5.00%, 8/15/22	45,000	46,856
Citigroup, Inc. sr. unsec. FRB 3.668%, 7/24/28	405,000	403,256
Citigroup, Inc. sr. unsec. notes 2.65%, 10/26/20	885,000	882,788
Citigroup, Inc. sr. unsec. unsub. FRB 3.887%, 1/10/28	2,690,000	2,731,653
Citigroup, Inc. sr. unsec. unsub. notes 2.90%, 12/8/21	284,000	283,925
Citigroup, Inc. unsec. sub. bonds 4.75%, 5/18/46	275,000	284,936
Citigroup, Inc. unsec. sub. bonds 4.45%, 9/29/27	385,000	395,563
Citigroup, Inc. unsec. sub. notes 4.60%, 3/9/26	340,000	355,163
Citizens Bank NA/Providence RI sr. unsec. notes 2.25%, 3/2/20	990,000	985,387
CNO Financial Group, Inc. sr. unsec. unsub. notes 5.25%, 5/30/25	100,000	103,500
Commonwealth Bank of Australia 144A sr. unsec. notes 3.15%,
9/19/27 (Australia)	1,010,000	994,032
Commonwealth Bank of Australia 144A sr. unsec. notes 2.25%,
3/10/20 (Australia)	1,135,000	1,129,992
Commonwealth Bank of Australia 144A unsec. notes 2.20%,
11/9/20 (Australia)	1,110,000	1,098,560
Cooperatieve Rabobank UA company guaranty sr. unsec. unsub.
bonds Ser. MTN, 5.25%, 5/24/41 (Netherlands)	590,000	712,919
Credit Acceptance Corp. company guaranty sr. unsec. notes
7.375%, 3/15/23	30,000	31,163
Credit Acceptance Corp. 144A company guaranty sr. unsec. notes
6.625%, 3/15/26	45,000	45,747
Credit Agricole SA 144A unsec. sub. FRN 4.00%, 1/10/33 (France)	250,000	241,292
Credit Suisse Group AG 144A jr. unsec. sub. FRN 6.25%, perpetual
maturity (Switzerland)	225,000	224,438
Credit Suisse Group AG 144A sr. unsec. bonds 3.869%,
1/12/29 (Switzerland)	870,000	852,748
Danske Bank A/S 144A sr. unsec. notes 2.70%, 3/2/22 (Denmark)	1,275,000	1,241,403
Digital Realty Trust LP company guaranty sr. unsec. bonds
4.45%, 7/15/28 R	615,000	642,076
Digital Realty Trust LP company guaranty sr. unsec. notes
3.40%, 10/1/20 R	450,000	453,194
ESH Hospitality, Inc. 144A company guaranty sr. unsec. notes
5.25%, 5/1/25 R	90,000	89,400
Fairfax Financial Holdings, Ltd. sr. unsec. notes 4.85%,
4/17/28 (Canada)	1,195,000	1,190,817
Fairfax US, Inc. 144A company guaranty sr. unsec. notes
4.875%, 8/13/24	190,000	196,061
Fifth Third Bancorp jr. unsec. sub. FRB 5.10%, perpetual maturity	93,000	89,048
Five Corners Funding Trust 144A sr. unsec. bonds 4.419%, 11/15/23	345,000	363,200
Freedom Mortgage Corp. 144A sr. unsec. notes 8.25%, 4/15/25	85,000	75,438
Freedom Mortgage Corp. 144A sr. unsec. notes 8.125%, 11/15/24	80,000	71,000
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
notes 5.25%, 6/1/25	85,000	88,931

Dynamic Asset Allocation Conservative Fund 47

	Principal
CORPORATE BONDS AND NOTES (24.2%)* cont.	amount	Value
Financials cont.
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
unsub. notes 5.375%, 4/15/26	$50,000	$52,245
goeasy, Ltd. 144A company guaranty sr. unsec. notes 7.875%,
11/1/22 (Canada)	75,000	78,750
Goldman Sachs Group, Inc. (The) sr. unsec. FRB 4.223%, 5/1/29	1,205,000	1,231,509
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
3.85%, 1/26/27	2,035,000	2,042,940
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
2.60%, 12/27/20	1,870,000	1,859,705
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
2.55%, 10/23/19	615,000	614,084
Hartford Financial Services Group, Inc. (The) sr. unsec. unsub.
notes 5.125%, 4/15/22	160,000	170,680
Hospitality Properties Trust sr. unsec. notes 4.375%, 2/15/30 R	681,000	630,518
Hospitality Properties Trust sr. unsec. unsub. notes
4.50%, 3/15/25 R	35,000	34,758
HSBC Bank USA NA/New York NY unsec. sub. notes Ser. BKNT,
5.625%, 8/15/35 (United Kingdom)	250,000	287,601
HSBC USA, Inc. sr. unsec. unsub. notes 3.50%, 6/23/24	155,000	156,963
HUB International, Ltd. 144A sr. unsec. notes 7.00%, 5/1/26	115,000	113,850
Huntington Bancshares, Inc. unsec. notes 4.35%, 2/4/23	565,000	583,446
Huntington National Bank (The) sr. unsec. notes 2.715%, 3/10/20	540,000	538,125
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.75%, 2/1/24	65,000	67,763
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.25%, 2/1/22	65,000	66,680
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.00%, 8/1/20	30,000	30,285
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 5.875%, 2/1/22	57,000	57,713
ING Bank NV 144A unsec. sub. notes 5.80%, 9/25/23 (Netherlands)	355,000	381,957
International Lease Finance Corp. sr. unsec. unsub. notes
5.875%, 8/15/22	44,000	47,300
iStar, Inc. sr. unsec. notes 6.00%, 4/1/22 R	40,000	40,150
iStar, Inc. sr. unsec. unsub. notes 5.25%, 9/15/22 R	45,000	44,156
JPMorgan Chase & Co. jr. unsec. bonds 6.10%, perpetual maturity	80,000	84,000
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. Z, 5.30%,
perpetual maturity	376,000	379,948
JPMorgan Chase & Co. sr. unsec. unsub. FRB 3.964%, 11/15/48	2,495,000	2,432,464
JPMorgan Chase & Co. unsec. sub. bonds 3.625%, 12/1/27	2,650,000	2,633,074
JPMorgan Chase Bank NA sr. unsec. FRN Ser. BKNT,
3.086%, 4/26/21	485,000	486,118
KKR Group Finance Co. III, LLC 144A company guaranty sr. unsec.
unsub. bonds 5.125%, 6/1/44	250,000	255,510
KKR Group Finance Co., LLC 144A company guaranty sr. unsec.
unsub. notes 6.375%, 9/29/20	525,000	549,943
Liberty Mutual Group, Inc. 144A company guaranty jr. unsec. sub.
bonds 7.80%, 3/15/37	227,000	259,915
Lloyds Banking Group PLC unsec. sub. notes 4.65%, 3/24/26
(United Kingdom)	295,000	298,433

48 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (24.2%)* cont.	amount	Value
Financials cont.
Lloyds Banking Group PLC unsec. sub. notes 4.50%, 11/4/24
(United Kingdom)	$425,000	$431,869
LPL Holdings, Inc. 144A company guaranty sr. unsec. notes
5.75%, 9/15/25	145,000	146,856
Macquarie Bank, Ltd. 144A sr. unsec. notes 2.85%,
7/29/20 (Australia)	410,000	410,207
Macquarie Group Ltd. 144A sr. unsec. notes 7.625%,
8/13/19 (Australia)	830,000	844,587
Manufacturers & Traders Trust Co. sr. unsec. notes Ser. BKNT,
2.05%, 8/17/20	795,000	788,490
MetLife Capital Trust IV 144A jr. unsec. sub. notes 7.875%, 12/15/37	385,000	469,700
MetLife, Inc. sr. unsec. unsub. notes 4.75%, 2/8/21	162,000	167,864
Metropolitan Life Global Funding I 144A notes 1.55%, 9/13/19	260,000	258,640
Metropolitan Life Global Funding I 144A sr. notes 1.75%, 9/19/19	442,500	441,146
MGM Growth Properties Operating Partnership LP/MGP Finance
Co-Issuer, Inc. company guaranty sr. unsec. notes 5.625%, 5/1/24 R	40,000	41,600
MGM Growth Properties Operating Partnership LP/MGP Finance
Co-Issuer, Inc. company guaranty sr. unsec. notes 4.50%, 1/15/28 R	40,000	37,600
Mid-America Apartments LP sr. unsec. notes 4.30%, 10/15/23 R	230,000	239,568
Mitsubishi UFJ Financial Group, Inc. sr. unsec. notes 3.535%,
7/26/21 (Japan)	680,000	689,219
Mitsubishi UFJ Financial Group, Inc. sr. unsec. unsub. notes 3.85%,
3/1/26 (Japan)	425,000	439,724
Morgan Stanley sr. unsec. unsub. notes 4.375%, 1/22/47	715,000	737,007
Morgan Stanley sr. unsec. unsub. notes 3.625%, 1/20/27	2,470,000	2,475,772
Morgan Stanley sr. unsec. unsub. notes 2.65%, 1/27/20	725,000	724,189
National Australia Bank, Ltd. 144A sr. unsec. FRN (BBA LIBOR USD
3 Month + 0.69%), 3.291%, 12/9/19 (Australia)	1,200,000	1,204,695
National Australia Bank, Ltd., NY sr. unsec. notes 2.80%,
1/10/22 (Australia)	430,000	429,604
National Australia Bank, Ltd., NY sr. unsec. notes Ser. MTN, 2.125%,
5/22/20 (Australia)	865,000	859,598
National Australia Bank, Ltd./New York sr. unsec. notes 2.50%,
1/12/21 (Australia)	785,000	781,006
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr.
unsec. notes 9.125%, 7/15/26	25,000	25,406
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr.
unsec. notes 8.125%, 7/15/23	85,000	87,550
Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. unsub. notes 6.50%, 7/1/21	125,000	125,000
Neuberger Berman Group, LLC/Neuberger Berman Finance Corp.
144A sr. unsec. notes 4.875%, 4/15/45	290,000	260,216
Nordea Bank AB 144A sr. unsec. unsub. notes 2.25%,
5/27/21 (Finland)	650,000	640,910
OneAmerica Financial Partners, Inc. 144A sr. unsec. notes
7.00%, 10/15/33	1,129,000	1,378,224
Peachtree Corners Funding Trust 144A company guaranty sr.
unsec. unsub. bonds 3.976%, 2/15/25	745,000	755,394
PNC Bank NA sr. unsec. notes Ser. BKNT, 2.00%, 5/19/20	480,000	476,496
Protective Life Global Funding 144A notes 2.262%, 4/8/20	445,000	442,637

Dynamic Asset Allocation Conservative Fund 49

	Principal
CORPORATE BONDS AND NOTES (24.2%)* cont.	amount	Value
Financials cont.
Provident Funding Associates LP/PFG Finance Corp. 144A sr.
unsec. notes 6.375%, 6/15/25	$125,000	$113,750
Prudential Financial, Inc. jr. unsec. sub. FRN 5.625%, 6/15/43	62,000	64,635
Prudential Financial, Inc. jr. unsec. sub. FRN 5.20%, 3/15/44	242,000	244,420
Regions Financial Corp. sr. unsec. unsub. notes 2.75%, 8/14/22	630,000	624,997
Royal Bank of Canada sr. unsec. notes Ser. GMTN, 2.125%,
3/2/20 (Canada)	1,145,000	1,139,254
Royal Bank of Canada unsec. sub. notes Ser. GMTN, 4.65%,
1/27/26 (Canada)	440,000	466,473
Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 7.50%,
perpetual maturity (United Kingdom)	205,000	208,844
Royal Bank of Scotland Group PLC sr. unsec. unsub. FRB 4.892%,
5/18/29 (United Kingdom)	200,000	206,734
Santander UK Group Holdings PLC 144A unsec. sub. notes 4.75%,
9/15/25 (United Kingdom)	430,000	429,644
Santander UK PLC 144A unsec. sub. notes 5.00%, 11/7/23
(United Kingdom)	525,000	537,200
Skandinaviska Enskilda Banken AB sr. unsec. notes 2.30%,
3/11/20 (Sweden)	3,865,000	3,850,901
Springleaf Finance Corp. company guaranty sr. unsec. sub. notes
7.125%, 3/15/26	45,000	45,815
Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 6.875%, 3/15/25	90,000	92,813
Starwood Property Trust, Inc. sr. unsec. notes 4.75%, 3/15/25 R	110,000	109,450
Svenska Handelsbanken AB company guaranty sr. unsec. notes
1.95%, 9/8/20 (Sweden)	900,000	889,890
Swiss Re Treasury US Corp. 144A company guaranty sr. unsec.
notes 4.25%, 12/6/42	435,000	448,456
TMX Finance, LLC/TitleMax Finance Corp. 144A sr. notes
11.125%, 4/1/23	95,000	89,300
Toronto-Dominion Bank (The) unsec. sub. FRB 3.625%,
9/15/31 (Canada)	819,000	808,370
Travelport Corporate Finance PLC 144A company guaranty sr.
notes 6.00%, 3/15/26 (United Kingdom)	125,000	135,000
UBS AG/London 144A sr. unsec. notes 2.20%, 6/8/20
(United Kingdom)	530,000	527,022
UBS Group Funding (Switzerland) AG 144A company guaranty sr.
unsec. unsub. notes 2.65%, 2/1/22 (Switzerland)	1,760,000	1,744,224
UBS Group Funding Jersey, Ltd. 144A company guaranty sr. unsec.
notes 4.125%, 4/15/26 (Switzerland)	433,000	445,551
UBS Group Funding Switzerland AG company guaranty jr. unsec.
sub. FRN Ser. REGS, 6.875%, perpetual maturity (Switzerland)	589,000	590,163
USIS Merger Sub, Inc. 144A sr. unsec. notes 6.875%, 5/1/25	105,000	101,981
VEREIT Operating Partnership LP company guaranty sr. unsec.
unsub. bonds 4.875%, 6/1/26 R	140,000	145,577
Wells Fargo & Co. jr. unsec. sub. FRB Ser. U, 5.875%,
perpetual maturity	285,000	303,525
Wells Fargo & Co. sr. unsec. notes Ser. GMTN, 2.60%, 7/22/20	1,291,000	1,289,038
Westpac Banking Corp. sr. unsec. unsub. notes 4.875%,
11/19/19 (Australia)	80,000	81,099

50 Dynamic Asset Allocation Conservative Fund

		Principal
CORPORATE BONDS AND NOTES (24.2%)* cont.		amount	Value
Financials cont.
Westpac Banking Corp. sr. unsec. unsub. notes 2.15%,
3/6/20 (Australia)		$2,135,000	$2,123,831
Westpac Banking Corp. sr. unsec. unsub. notes 2.00%,
8/19/21 (Australia)		790,000	774,924
WeWork Cos, Inc. 144A company guaranty sr. unsec. notes
7.875%, 5/1/25		175,000	161,000
WP Carey, Inc. sr. unsec. unsub. notes 4.60%, 4/1/24 R		170,000	176,571
			86,741,350
Health care (2.3%)
AbbVie, Inc. sr. unsec. notes 3.60%, 5/14/25		105,000	105,235
AbbVie, Inc. sr. unsec. notes 2.50%, 5/14/20		590,000	588,259
Air Medical Merger Sub Corp. 144A sr. unsec. notes 6.375%, 5/15/23		165,000	140,250
Allergan Funding SCS company guaranty sr. unsec. notes 3.45%,
3/15/22 (Luxembourg)		176,000	177,585
Allergan Funding SCS company guaranty sr. unsec. unsub. notes
3.80%, 3/15/25 (Luxembourg)		525,000	531,844
Amgen, Inc. sr. unsec. bonds 4.663%, 6/15/51		495,000	497,850
Amgen, Inc. sr. unsec. notes 3.45%, 10/1/20		500,000	505,198
Amgen, Inc. sr. unsec. unsub. notes 2.60%, 8/19/26		710,000	671,635
ASP AMC Merger Sub, Inc. 144A sr. unsec. notes 8.00%, 5/15/25		110,000	49,500
Bausch Health Americas, Inc. 144A company guaranty sr. unsec.
notes 9.25%, 4/1/26		100,000	109,430
Bausch Health Americas, Inc. 144A sr. unsec. notes 8.50%, 1/31/27		110,000	116,600
Bausch Health Cos., Inc. 144A sr. notes 5.75%, 8/15/27		35,000	35,886
Bausch Health Cos., Inc. company guaranty sr. unsec. notes
Ser. REGS, 4.50%, 5/15/23	EUR	100,000	113,142
Bausch Health Cos., Inc. 144A company guaranty sr. notes
5.50%, 11/1/25		$30,000	30,638
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
9.00%, 12/15/25		85,000	92,336
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
6.125%, 4/15/25		130,000	128,700
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
5.875%, 5/15/23		48,000	48,600
Bausch Health Cos., Inc. 144A company guaranty sr. unsub. notes
7.00%, 3/15/24		115,000	121,670
Bausch Health Cos., Inc. 144A company guaranty sr. unsub. notes
6.50%, 3/15/22		40,000	41,400
Becton Dickinson and Co. (BD) sr. unsec. unsub. bonds
4.669%, 6/6/47		1,026,000	1,074,513
Becton Dickinson and Co. (BD) sr. unsec. unsub. bonds
3.70%, 6/6/27		881,000	877,611
Biogen, Inc. sr. unsec. sub. notes 3.625%, 9/15/22		705,000	716,075
Centene Corp. sr. unsec. unsub. notes 6.125%, 2/15/24		90,000	94,302
Centene Corp. sr. unsec. unsub. notes 4.75%, 5/15/22		65,000	66,138
Centene Escrow I Corp. 144A sr. unsec. notes 5.375%, 6/1/26		45,000	46,969
CHS/Community Health Systems, Inc. company guaranty sr. notes
6.25%, 3/31/23		395,000	371,656
CHS/Community Health Systems, Inc. company guaranty sr.
unsec. notes 6.875%, 2/1/22		187,000	124,355

Dynamic Asset Allocation Conservative Fund 51

	Principal
CORPORATE BONDS AND NOTES (24.2%)* cont.	amount	Value
Health care cont.
CHS/Community Health Systems, Inc. 144A company guaranty sr.
notes 8.00%, 3/15/26	$45,000	$43,200
CHS/Community Health Systems, Inc. 144A company guaranty
sub. notes 8.125%, 6/30/24	84,000	62,605
Cigna Corp. 144A sr. unsub. notes 3.75%, 7/15/23	1,083,000	1,110,403
Cigna Holding Co. sr. unsec. unsub. notes 4.50%, 3/15/21	350,000	359,277
CVS Health Corp. sr. unsec. notes 4.75%, 12/1/22	405,000	425,981
CVS Health Corp. sr. unsec. unsub. bonds 5.05%, 3/25/48	783,000	788,798
CVS Health Corp. sr. unsec. unsub. notes 4.78%, 3/25/38	1,768,000	1,750,838
Elanco Animal Health, Inc. 144A sr. unsec. notes 4.90%, 8/28/28	1,543,000	1,638,101
HCA, Inc. company guaranty sr. bonds 5.25%, 6/15/26	80,000	85,717
HCA, Inc. company guaranty sr. sub. bonds 5.50%, 6/15/47	265,000	281,735
HCA, Inc. company guaranty sr. sub. notes 5.00%, 3/15/24	100,000	106,019
HCA, Inc. company guaranty sr. unsec. unsub. notes
7.50%, 2/15/22	14,000	15,435
Hologic, Inc. 144A company guaranty sr. unsec. notes
4.375%, 10/15/25	50,000	49,740
Jaguar Holding Co. II/Pharmaceutical Product Development, LLC
144A company guaranty sr. unsec. notes 6.375%, 8/1/23	60,000	61,125
Kinetic Concepts, Inc./KCI USA, Inc. 144A company guaranty sub.
notes 12.50%, 11/1/21	55,000	59,538
Mallinckrodt International Finance SA/Mallinckrodt CB,
LLC 144A company guaranty sr. unsec. unsub. notes 5.50%,
4/15/25 (Luxembourg)	40,000	31,200
Merck & Co., Inc. sr. unsec. notes 2.90%, 3/7/24	205,000	207,700
Merck & Co., Inc. sr. unsec. unsub. notes 3.70%, 2/10/45	685,000	678,144
Molina Healthcare, Inc. company guaranty sr. unsec. notes
5.375%, 11/15/22	50,000	51,906
Molina Healthcare, Inc. 144A company guaranty sr. unsec. notes
4.875%, 6/15/25	20,000	19,775
Novartis Capital Corp. company guaranty sr. unsec. unsub. bonds
4.00%, 11/20/45	1,130,000	1,174,382
Omega Healthcare Investors, Inc. company guaranty sr. unsec.
notes 4.50%, 4/1/27 R	680,000	680,000
Omega Healthcare Investors, Inc. company guaranty sr. unsec.
unsub. notes 4.95%, 4/1/24 R	180,000	186,912
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics
SA 144A sr. unsec. notes 6.625%, 5/15/22	73,000	69,277
Par Pharmaceutical, Inc. 144A company guaranty sr. notes
7.50%, 4/1/27	95,000	96,306
Pfizer, Inc. sr. unsec. unsub. notes 3.00%, 12/15/26	530,000	530,538
Pfizer, Inc. sr. unsec. unsub. notes 1.95%, 6/3/21	362,000	357,774
Roche Holdings, Inc. 144A company guaranty sr. unsec. bonds
4.00%, 11/28/44 (Switzerland)	955,000	1,024,305
Service Corp. International sr. unsec. notes 5.375%, 1/15/22	54,000	54,513
Service Corp. International sr. unsec. notes 4.625%, 12/15/27	200,000	198,750
Service Corp. International sr. unsec. unsub. notes 5.375%, 5/15/24	284,000	291,455
Shire Acquisitions Investments Ireland DAC company guaranty sr.
unsec. unsub. notes 3.20%, 9/23/26 (Ireland)	643,000	620,263
Shire Acquisitions Investments Ireland DAC company guaranty sr.
unsec. unsub. notes 2.875%, 9/23/23 (Ireland)	538,000	530,945

52 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (24.2%)* cont.	amount	Value
Health care cont.
Sotera Health Holdings, LLC 144A sr. unsec. notes 6.50%, 5/15/23	$40,000	$40,300
Tenet Healthcare Corp. company guaranty sr. notes
4.625%, 7/15/24	60,000	60,093
Tenet Healthcare Corp. company guaranty sr. sub. notes
6.00%, 10/1/20	60,000	62,175
Tenet Healthcare Corp. sr. unsec. notes 8.125%, 4/1/22	65,000	69,930
Tenet Healthcare Corp. 144A company guaranty notes
6.25%, 2/1/27	50,000	51,903
Teva Pharmaceutical Finance Netherlands III BV company
guaranty sr. unsec. notes 6.75%, 3/1/28 (Israel)	200,000	201,623
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.95%, 10/15/42	540,000	541,770
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.85%, 6/15/28	1,455,000	1,522,718
UnitedHealth Group, Inc. sr. unsec. unsub. notes 2.75%, 2/15/23	535,000	534,900
WellCare Health Plans, Inc. sr. unsec. notes 5.25%, 4/1/25	55,000	56,925
WellCare Health Plans, Inc. 144A sr. unsec. notes 5.375%, 8/15/26	35,000	36,619
Zoetis, Inc. sr. unsec. notes 3.90%, 8/20/28	540,000	550,981
		24,849,971
Technology (2.3%)
Alphabet, Inc. sr. unsec. notes 3.625%, 5/19/21	362,000	371,167
Alphabet, Inc. sr. unsec. notes 1.998%, 8/15/26	505,000	476,467
Analog Devices, Inc. sr. unsec. unsub. notes 2.85%, 3/12/20	845,000	845,272
Apple, Inc. sr. unsec. bonds 4.25%, 2/9/47	1,420,000	1,514,742
Apple, Inc. sr. unsec. notes 3.45%, 5/6/24	275,000	283,966
Apple, Inc. sr. unsec. notes 2.85%, 5/6/21	44,000	44,290
Apple, Inc. sr. unsec. notes 2.10%, 5/6/19	1,970,000	1,968,958
Apple, Inc. sr. unsec. unsub. notes 4.375%, 5/13/45	350,000	380,997
Apple, Inc. sr. unsec. unsub. notes 3.85%, 5/4/43	453,000	460,371
Avaya, Inc. 144A escrow notes 7.00%, 4/1/20 F	97,000	—
Banff Merger Sub, Inc. 144A sr. unsec. notes 9.75%, 9/1/26	170,000	164,900
Broadcom Corp./Broadcom Cayman Finance, Ltd. company
guaranty sr. unsec. unsub. notes 3.875%, 1/15/27	667,000	637,201
Broadcom Corp./Broadcom Cayman Finance, Ltd. company
guaranty sr. unsec. unsub. notes 3.50%, 1/15/28	1,225,000	1,125,544
Cisco Systems, Inc. sr. unsec. unsub. notes 2.50%, 9/20/26	520,000	506,199
Cisco Systems, Inc. sr. unsec. unsub. notes 2.20%, 2/28/21	187,000	185,763
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. notes 6.02%, 6/15/26	974,000	1,047,586
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. unsec. notes 7.125%, 6/15/24	105,000	111,337
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. bonds
8.35%, 7/15/46	144,000	173,803
Fidelity National Information Services, Inc. sr. unsec. notes
3.00%, 8/15/26	107,000	102,511
Fidelity National Information Services, Inc. sr. unsec. sub. notes
Ser. 10Y, 4.25%, 5/15/28	349,000	358,824
First Data Corp. 144A notes 5.75%, 1/15/24	160,000	164,520
First Data Corp. 144A sr. notes 5.375%, 8/15/23	60,000	61,275
Fiserv, Inc. sr. unsec. sub. bonds 4.20%, 10/1/28	820,000	844,650
Google, LLC sr. unsec. notes 3.375%, 2/25/24	540,000	561,471
IBM Corp. sr. unsec. unsub. notes 1.875%, 8/1/22	675,000	655,292

Dynamic Asset Allocation Conservative Fund 53

	Principal
CORPORATE BONDS AND NOTES (24.2%)* cont.	amount	Value
Technology cont.
Inception Merger Sub, Inc./Rackspace Hosting, Inc. 144A sr. unsec.
notes 8.625%, 11/15/24	$34,000	$30,290
Infor Software Parent, LLC/Infor Software Parent, Inc. 144A
company guaranty sr. unsec. notes 7.125%, 5/1/21 ‡‡	205,000	204,805
Infor US, Inc. company guaranty sr. unsec. notes 6.50%, 5/15/22	105,000	106,444
Legrand France SA sr. unsec. unsub. notes 8.50%, 2/15/25 (France)	291,000	362,261
Microchip Technology, Inc. 144A company guaranty sr. notes
4.333%, 6/1/23	835,000	848,265
Microsoft Corp. sr. unsec. unsub. bonds 2.40%, 8/8/26	1,800,000	1,745,085
Microsoft Corp. sr. unsec. unsub. notes 4.20%, 6/1/19	475,000	476,197
Microsoft Corp. sr. unsec. unsub. notes 3.70%, 8/8/46	100,000	102,042
Microsoft Corp. sr. unsec. unsub. notes 2.40%, 2/6/22	58,000	57,917
Microsoft Corp. sr. unsec. unsub. notes 1.55%, 8/8/21	1,385,000	1,351,916
Oracle Corp. sr. unsec. notes 2.50%, 5/15/22	6,000	5,979
Oracle Corp. sr. unsec. unsub. notes 5.375%, 7/15/40	310,000	367,185
Oracle Corp. sr. unsec. unsub. notes 2.65%, 7/15/26	990,000	957,686
Oracle Corp. sr. unsec. unsub. notes 2.50%, 10/15/22	200,000	198,950
Oracle Corp. sr. unsec. unsub. notes 2.25%, 10/8/19	1,580,000	1,576,630
Plantronics, Inc. 144A company guaranty sr. unsec. notes
5.50%, 5/31/23	70,000	70,350
Qorvo, Inc. 144A sr. unsec. notes 5.50%, 7/15/26	75,000	77,445
Salesforce.com, Inc. sr. unsec. unsub. notes 3.70%, 4/11/28	905,000	947,296
Solera, LLC /Solera Finance, Inc. 144A sr. unsec. notes
10.50%, 3/1/24	55,000	59,616
SS&C Technologies, Inc. 144A company guaranty sr. unsec. notes
5.50%, 9/30/27	65,000	65,650
Tempo Acquisition, LLC/Tempo Acquisition Finance Corp. 144A sr.
unsec. notes 6.75%, 6/1/25	200,000	201,500
TTM Technologies, Inc. 144A company guaranty sr. unsec. notes
5.625%, 10/1/25	180,000	173,025
VMware, Inc. sr. unsec. notes 3.90%, 8/21/27	215,000	206,686
Western Digital Corp. company guaranty sr. unsec. notes
4.75%, 2/15/26	905,000	864,275
		24,104,601
Transportation (0.1%)
CSX Corp. sr. unsec. unsub. notes 4.10%, 3/15/44	370,000	365,225
Delta Air Lines, Inc. sr. notes Ser. A, 7.75%, 12/17/19	39,094	40,178
FedEx Corp. company guaranty sr. unsec. unsub. notes
2.625%, 8/1/22	75,000	74,215
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec.
bonds 3.40%, 11/15/26	210,000	200,978
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec.
notes 3.90%, 2/1/24	315,000	317,687
United Airlines, Inc. Pass-Through Trust pass-through certificates
Ser. 07-1, Class A, 6.636%, 7/2/22	59,587	62,522
United Airlines, Inc. Pass-Through Trust pass-through certificates
Ser. 14-2, Class A, 3.75%, 9/3/26	208,375	209,666
Watco Cos., LLC/Watco Finance Corp. 144A company guaranty sr.
unsec. notes 6.375%, 4/1/23	153,000	153,765
		1,424,236

54 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (24.2%)* cont.	amount	Value
Utilities and power (1.2%)
AES Corp./Virginia (The) sr. unsec. unsub. notes 5.50%, 4/15/25	$440,000	$456,500
AES Corp./Virginia (The) sr. unsec. unsub. notes 5.125%, 9/1/27	45,000	46,809
AES Corp./Virginia (The) sr. unsec. unsub. notes 4.875%, 5/15/23	20,000	20,250
AES Corp./Virginia (The) sr. unsec. unsub. notes 4.50%, 3/15/23	45,000	45,450
American Electric Power Co., Inc. sr. unsec. unsub. notes Ser. J,
4.30%, 12/1/28	575,000	610,148
American Transmission Systems, Inc. 144A sr. unsec. unsub. bonds
5.00%, 9/1/44	55,000	60,132
Appalachian Power Co. sr. unsec. unsub. notes 4.60%, 3/30/21	245,000	252,940
Arizona Public Services Co. sr. unsec. notes 4.50%, 4/1/42	60,000	63,273
Berkshire Hathaway Energy Co. sr. unsec. bonds 3.80%, 7/15/48	575,000	549,292
Calpine Corp. sr. unsec. sub. notes 5.75%, 1/15/25	70,000	69,650
Calpine Corp. 144A company guaranty sr. notes 5.25%, 6/1/26	60,000	59,700
Calpine Corp. 144A company guaranty sr. sub. notes
5.875%, 1/15/24	10,000	10,225
Colorado Interstate Gas Co., LLC company guaranty sr. unsec.
notes 6.85%, 6/15/37	25,000	27,389
Commonwealth Edison Co. 1st mtge. bonds 5.90%, 3/15/36	208,000	254,552
Consolidated Edison Co. of New York, Inc. sr. unsec. unsub. notes
4.20%, 3/15/42	205,000	210,192
Consolidated Edison, Inc. sr. unsec. unsub. notes Ser. A,
2.00%, 3/15/20	465,000	461,031
Duke Energy Corp. sr. unsec. notes 3.15%, 8/15/27	775,000	760,152
Duke Energy Ohio, Inc. sr. bonds 3.65%, 2/1/29	585,000	607,303
El Paso Natural Gas Co., LLC company guaranty sr. unsec. unsub.
notes 8.375%, 6/15/32	50,000	65,794
Enbridge, Inc. sr. unsec. unsub. bonds 4.25%, 12/1/26 (Canada)	395,000	411,835
Enterprise Products Operating, LLC company guaranty sr. unsec.
unsub. bonds 4.25%, 2/15/48	1,175,000	1,145,179
FirstEnergy Corp. sr. unsec. unsub. bonds Ser. B, 3.90%, 7/15/27	276,000	280,020
FirstEnergy Corp. sr. unsec. unsub. bonds Ser. C, 4.85%, 7/15/47	459,000	492,228
FirstEnergy Transmission, LLC 144A sr. unsec. unsub. notes
5.45%, 7/15/44	785,000	886,735
GenOn Energy, Inc./NRG Americas, Inc. company guaranty sub.
FRN (BBA LIBOR USD 6 Month + 6.50%), 9.392%, 12/1/23	9,105	9,037
IPALCO Enterprises, Inc. sr. sub. notes 3.70%, 9/1/24	205,000	206,046
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 5.40%, 9/1/44	115,000	121,660
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 3.50%, 3/1/21	505,000	509,333
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
unsub. notes 3.45%, 2/15/23	210,000	212,405
Kinder Morgan, Inc. company guaranty sr. unsec. unsub. notes
3.15%, 1/15/23	1,080,000	1,082,078
Kinder Morgan, Inc./DE company guaranty sr. unsec. notes
Ser. GMTN, 7.75%, 1/15/32	17,000	22,189
MidAmerican Funding, LLC sr. bonds 6.927%, 3/1/29	430,000	546,486
NextEra Energy Capital Holdings, Inc. company guaranty jr. unsec.
sub. FRB 4.80%, 12/1/77	315,000	281,925
NRG Energy, Inc. company guaranty sr. unsec. notes
7.25%, 5/15/26	75,000	82,500

Dynamic Asset Allocation Conservative Fund 55

	Principal
CORPORATE BONDS AND NOTES (24.2%)* cont.	amount	Value
Utilities and power cont.
NRG Energy, Inc. company guaranty sr. unsec. notes
6.625%, 1/15/27	$115,000	$123,769
NRG Energy, Inc. company guaranty sr. unsec. notes
5.75%, 1/15/28	40,000	42,400
NSTAR Electric Co. sr. unsec. unsub. notes 2.375%,
10/15/22 (Canada)	350,000	345,878
Oncor Electric Delivery Co., LLC sr. notes 5.30%, 6/1/42	110,000	132,905
Oncor Electric Delivery Co., LLC sr. notes 4.10%, 6/1/22	135,000	140,341
Oncor Electric Delivery Co., LLC sr. notes 3.75%, 4/1/45	560,000	562,285
PPL Capital Funding, Inc. company guaranty sr. unsec. unsub.
notes 4.20%, 6/15/22	295,000	302,943
PPL Capital Funding, Inc. company guaranty sr. unsec. unsub.
notes 3.40%, 6/1/23	15,000	15,066
Public Service Electric & Gas Co. sr. notes Ser. MTN, 5.50%, 3/1/40	215,000	261,079
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc.
escrow company guaranty sr. notes 11.50%, 10/1/20 F	54,000	216
Vistra Energy Corp. company guaranty sr. unsec. unsub. notes
7.625%, 11/1/24	20,000	21,150
Vistra Energy Corp. 144A company guaranty sr. unsec. notes
8.125%, 1/30/26	60,000	65,400
Vistra Operations Co., LLC 144A sr. unsec. notes 5.625%, 2/15/27	55,000	57,200
Vistra Operations Co., LLC 144A sr. unsec. notes 5.50%, 9/1/26	125,000	130,000
		13,121,070
Total corporate bonds and notes (cost $257,074,767)		$259,540,160

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (18.8%)*	amount	Value
U.S. Government Guaranteed Mortgage Obligations (5.4%)
Government National Mortgage Association Pass-Through Certificates
4.70%, with due dates from 5/20/67 to 8/20/67	$215,564	$235,100
4.627%, 6/20/67	101,762	110,539
4.508%, 3/20/67	97,433	105,106
4.00%, with due dates from 3/15/46 to 3/20/46	816,142	848,568
3.50%, with due dates from 7/20/47 to 11/20/47	55,465,615	56,687,350
		57,986,663
U.S. Government Agency Mortgage Obligations (13.4%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
4.00%, with due dates from 9/1/45 to 5/1/48	16,981,336	17,513,328
3.00%, 2/1/47	1,719,754	1,713,441
Federal National Mortgage Association Pass-Through Certificates
6.00%, TBA, 4/1/49	8,000,000	8,629,375
4.50%, TBA, 4/1/49	1,000,000	1,041,875
4.00%, 1/1/57	882,893	916,018
4.00%, TBA, 4/1/49	11,000,000	11,312,813
4.00%, with due dates from 8/1/47 to 6/1/48	9,214,033	9,523,829
3.50%, with due dates from 12/1/47 to 6/1/56	45,871,118	46,584,525
3.00%, with due dates from 12/1/31 to 3/1/47	39,980,227	40,074,127
3.00%, TBA, 4/1/34	6,000,000	6,052,500
		143,361,831
Total U.S. government and agency mortgage obligations (cost $202,273,191)		$201,348,494

56 Dynamic Asset Allocation Conservative Fund

	Principal
MORTGAGE-BACKED SECURITIES (4.1%)*	amount	Value
Agency collateralized mortgage obligations (0.9%)
Bellemeade Re, Ltd. 144A
FRB Ser. 17-1, Class M1, (1 Month US LIBOR + 1.70%), 4.186%,
10/25/27 (Bermuda)	$380,603	$388,976
FRB Ser. 18-2A, Class M1B, (1 Month US LIBOR + 1.35%), 3.836%,
8/25/28 (Bermuda)	382,000	382,573
Eagle RE, Ltd. 144A FRB Ser. 18-1, Class M1, (1 Month US LIBOR
+ 1.70%), 4.186%, 11/25/28	550,000	554,984
Federal Home Loan Mortgage Corporation
IFB Ser. 3408, Class EK, ((-4.024 x 1 Month US LIBOR) + 25.79%),
15.799%, 4/15/37	68,668	102,267
IFB Ser. 3249, Class PS, ((-3.3 x 1 Month US LIBOR) + 22.28%),
14.079%, 12/15/36	89,040	118,005
IFB Ser. 3065, Class DC, ((-3 x 1 Month US LIBOR) + 19.86%),
12.409%, 3/15/35	121,606	154,950
IFB Ser. 2990, Class LB, ((-2.556 x 1 Month US LIBOR) + 16.95%),
10.597%, 6/15/34	77,870	89,122
Structured Agency Credit Risk Debt FRN Ser. 16-HQA2, Class M3,
(1 Month US LIBOR + 5.15%), 7.636%, 11/25/28	280,000	326,122
Structured Agency Credit Risk Debt FRN Ser. 14-HQ3, Class M3,
(1 Month US LIBOR + 4.75%), 7.236%, 10/25/24	256,047	281,585
Structured Agency Credit Risk Debt FRN Ser. 15-DNA2, Class M2,
(1 Month US LIBOR + 2.60%), 5.086%, 12/25/27	320,561	324,378
IFB Ser. 3829, Class AS, IO, ((-1 x 1 Month US LIBOR) + 6.95%),
4.466%, 3/15/41	1,078,361	174,899
Ser. 4016, Class KQ, 4.50%, 11/15/38 [i]	110,151	113,195
Ser. 3391, PO, zero %, 4/15/37	5,964	5,104
Ser. 3300, PO, zero %, 2/15/37	33,639	28,765
Ser. 3206, Class EO, PO, zero %, 8/15/36	3,164	2,765
Ser. 3326, Class WF, zero %, 10/15/35 W	3,152	2,362
Federal National Mortgage Association
IFB Ser. 06-62, Class PS, ((-6 x 1 Month US LIBOR) + 39.90%),
24.987%, 7/25/36	22,150	36,692
IFB Ser. 06-8, Class HP, ((-3.667 x 1 Month US LIBOR) + 24.57%),
15.453%, 3/25/36	82,402	125,542
IFB Ser. 05-75, Class GS, ((-3 x 1 Month US LIBOR) + 20.25%),
12.794%, 8/25/35	33,439	42,320
IFB Ser. 05-106, Class JC, ((-3.101 x 1 Month US LIBOR) + 20.12%),
12.417%, 12/25/35	31,610	39,961
IFB Ser. 05-83, Class QP, ((-2.6 x 1 Month US LIBOR) + 17.39%),
10.932%, 11/25/34	14,775	16,836
Connecticut Avenue Securities FRB Ser. 16-C01, Class 2M2,
(1 Month US LIBOR + 6.95%), 9.436%, 8/25/28	595,221	683,869
Connecticut Avenue Securities FRB Ser. 16-C01, Class 1M2,
(1 Month US LIBOR + 6.75%), 9.236%, 8/25/28	1,081,162	1,252,343
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1M2,
(1 Month US LIBOR + 6.00%), 8.486%, 9/25/28	486,107	553,213
Connecticut Avenue Securities FRB Ser. 14-C04, Class 1M2,
(1 Month US LIBOR + 4.90%), 7.386%, 11/25/24	220,897	247,241
Connecticut Avenue Securities FRB Ser. 16-C04, Class 1M2,
(1 Month US LIBOR + 4.25%), 6.736%, 1/25/29	380,000	417,941

Dynamic Asset Allocation Conservative Fund 57

	Principal
MORTGAGE-BACKED SECURITIES (4.1%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 15-C02, Class 2M2,
(1 Month US LIBOR + 4.00%), 6.486%, 5/25/25	$92,740	$98,609
Connecticut Avenue Securities FRB Ser. 14-C03, Class 2M2,
(1 Month US LIBOR + 2.90%), 5.386%, 7/25/24	264,729	277,048
Connecticut Avenue Securities FRB Ser. 16-C05, Class 2M1,
(1 Month US LIBOR + 1.35%), 3.836%, 1/25/29	17,276	17,289
Ser. 07-64, Class LO, PO, zero %, 7/25/37	11,158	10,147
Ser. 07-14, Class KO, PO, zero %, 3/25/37	16,774	14,166
Ser. 06-125, Class OX, PO, zero %, 1/25/37	1,731	1,482
Ser. 06-84, Class OT, PO, zero %, 9/25/36	2,332	2,035
Government National Mortgage Association
Ser. 17-162, Class QI, IO, 5.00%, 10/20/47	1,440,030	288,006
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	256,881	55,255
Ser. 10-9, Class QI, IO, 4.50%, 1/20/40	55,576	10,787
Ser. 14-116, Class IL, IO, 4.00%, 8/20/44	2,715,438	434,215
IFB Ser. 13-99, Class AS, IO, ((-1 x 1 Month US LIBOR) + 6.05%),
3.562%, 6/20/43	1,116,073	197,110
Ser. 16-123, Class LI, IO, 3.50%, 3/20/44	2,440,121	255,212
Ser. 13-14, IO, 3.50%, 12/20/42	722,362	90,042
Ser. 12-141, Class WI, IO, 3.50%, 11/20/41	1,086,051	109,072
Ser. 15-124, Class NI, IO, 3.50%, 6/20/39	1,133,242	70,941
Ser. 16-H16, Class EI, IO, 2.209%, 6/20/66 W	3,235,838	348,500
Ser. 15-H25, Class BI, IO, 1.886%, 10/20/65 W	2,933,835	259,351
Ser. 15-H26, Class EI, IO, 1.746%, 10/20/65 W	1,709,874	147,733
Ser. 06-36, Class OD, PO, zero %, 7/16/36	1,857	1,553
Home Re, Ltd. 144A FRB Ser. 18-1, Class M1, (1 Month US LIBOR
+ 1.60%), 4.086%, 10/25/28 (Bermuda)	284,000	286,396
		9,440,959
Commercial mortgage-backed securities (2.1%)
Banc of America Commercial Mortgage Trust 144A
FRB Ser. 04-4, Class XC, IO, 0.328%, 7/10/42 W	17,718	—
FRB Ser. 07-5, Class XW, IO, zero %, 2/10/51 W	2,106,268	21
Banc of America Merrill Lynch Commercial Mortgage, Inc. 144A
FRB Ser. 04-5, Class XC, IO, 0.445%, 11/10/41 W	242,135	351
FRB Ser. 05-1, Class XW, IO, zero %, 11/10/42 W	1,103,310	11
Bear Stearns Commercial Mortgage Securities Trust FRB
Ser. 04-PR3I, Class X1, IO, zero %, 2/11/41 W	16,325	—
Bear Stearns Commercial Mortgage Securities Trust 144A
FRB Ser. 06-PW11, Class B, 5.251%, 3/11/39 W	157,789	112,006
FRB Ser. 06-PW11, Class C, 5.251%, 3/11/39 (In default) † W	191,000	24,118
FRB Ser. 06-PW14, Class X1, IO, 0.269%, 12/11/38 W	224,460	2,303
CFCRE Commercial Mortgage Trust 144A
FRB Ser. 11-C1, Class D, 6.07%, 4/15/44 W	279,000	291,337
FRB Ser. 11-C2, Class D, 5.757%, 12/15/47 W	129,000	134,123
FRB Ser. 11-C2, Class E, 5.757%, 12/15/47 W	411,000	406,726
Citigroup Commercial Mortgage Trust
Ser. 14-GC19, Class AS, 4.345%, 3/10/47	221,000	232,844
Ser. 14-GC21, Class AS, 4.026%, 5/10/47	291,000	300,581

58 Dynamic Asset Allocation Conservative Fund

	Principal
MORTGAGE-BACKED SECURITIES (4.1%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
Citigroup Commercial Mortgage Trust 144A FRB Ser. 06-C5,
Class XC, IO, 0.472%, 10/15/49 W	$5,907,848	$236
COMM Mortgage Pass-Through Certificates FRB Ser. 14-CR14,
Class XA, IO, 0.624%, 2/10/47 W	12,271,842	274,398
COMM Mortgage Trust
FRB Ser. 14-CR18, Class C, 4.731%, 7/15/47 W	246,000	253,594
Ser. 13-CR11, Class AM, 4.715%, 8/10/50 W	233,000	247,714
Ser. 13-CR13, Class AM, 4.449%, 11/10/46 W	317,000	334,480
FRB Ser. 14-UBS4, Class XA, IO, 1.172%, 8/10/47 W	4,315,764	181,622
FRB Ser. 13-LC13, Class XA, IO, 1.161%, 8/10/46 W	5,890,606	229,734
FRB Ser. 14-CR18, Class XA, IO, 1.145%, 7/15/47 W	1,432,022	61,505
FRB Ser. 14-CR17, Class XA, IO, 1.05%, 5/10/47 W	4,395,316	184,230
FRB Ser. 14-UBS6, Class XA, IO, 0.944%, 12/10/47 W	4,600,446	175,673
COMM Mortgage Trust 144A
FRB Ser. 10-C1, Class D, 6.128%, 7/10/46 W	719,000	735,290
FRB Ser. 13-CR9, Class D, 4.257%, 7/10/45 W	337,000	303,619
FRB Ser. 06-C8, Class XS, IO, 0.452%, 12/10/46 W	1,629,002	62
Credit Suisse First Boston Mortgage Securities Corp. 144A FRB
Ser. 03-C3, Class AX, IO, 1.592%, 5/15/38 W	113,579	1,368
CSAIL Commercial Mortgage Trust FRB Ser. 15-C1, Class C,
4.296%, 4/15/50 W	827,000	837,017
DBUBS Mortgage Trust 144A FRB Ser. 11-LC3A, Class D,
5.339%, 8/10/44 W	1,246,000	1,289,875
GS Mortgage Securities Trust
FRB Ser. 14-GC22, Class C, 4.689%, 6/10/47 W	895,000	919,354
FRB Ser. 13-GC10, Class XA, IO, 1.516%, 2/10/46 W	6,393,200	363,006
GS Mortgage Securities Trust 144A
FRB Ser. 10-C1, Class D, 6.052%, 8/10/43 W	535,000	540,354
FRB Ser. 12-GC6, Class D, 5.652%, 1/10/45 W	97,000	99,047
FRB Ser. 11-GC3, Class C, 5.638%, 3/10/44 W	298,000	309,689
FRB Ser. 11-GC3, Class D, 5.638%, 3/10/44 W	613,000	628,656
FRB Ser. 13-GC16, Class D, 5.311%, 11/10/46 W	297,000	313,049
Ser. 11-GC5, Class AS, 5.209%, 8/10/44 W	301,000	314,613
FRB Ser. 12-GC6, Class E, 5.00%, 1/10/45 W	478,000	406,823
JPMBB Commercial Mortgage Securities Trust
FRB Ser. 14-C22, Class C, 4.561%, 9/15/47 W	281,000	280,842
FRB Ser. 14-C19, Class XA, IO, 1.057%, 4/15/47 W	5,078,791	134,517
FRB Ser. 14-C25, Class XA, IO, 0.936%, 11/15/47 W	4,109,919	146,128
JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 13-LC11, Class C, 3.958%, 4/15/46 W	296,000	296,056
FRB Ser. 13-LC11, Class XA, IO, 1.269%, 4/15/46 W	2,953,909	132,926
FRB Ser. 06-LDP8, Class X, IO, 0.285%, 5/15/45 W	2,504,105	2,958
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 12-C6, Class E, 5.157%, 5/15/45 W	553,000	508,041
FRB Ser. 13-C16, Class D, 5.028%, 12/15/46 W	206,000	213,435
FRB Ser. 12-LC9, Class D, 4.383%, 12/15/47 W	119,000	120,338
FRB Ser. 05-CB12, Class X1, IO, 0.502%, 9/12/37 W	256,016	978
FRB Ser. 06-LDP6, Class X1, IO, zero %, 4/15/43 W	186,472	2

Dynamic Asset Allocation Conservative Fund 59

	Principal
MORTGAGE-BACKED SECURITIES (4.1%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
LB-UBS Commercial Mortgage Trust 144A FRB Ser. 05-C7,
Class XCL, IO, 0.319%, 11/15/40 W	$436,304	$483
LSTAR Commercial Mortgage Trust 144A FRB Ser. 15-3, Class B,
3.128%, 4/20/48 W	713,000	684,680
Merrill Lynch Mortgage Trust 144A
FRB Ser. 04-KEY2, Class XC, IO, 0.892%, 8/12/39 W	126,658	7
FRB Ser. 05-MCP1, Class XC, IO, 0.001%, 6/12/43 W	243,007	6
Mezz Cap Commercial Mortgage Trust 144A
FRB Ser. 05-C3, Class X, IO, 5.893%, 5/15/44 W	2,815	311
FRB Ser. 06-C4, Class X, IO, 5.423%, 7/15/45 W	25,043	622
FRB Ser. 07-C5, Class X, IO, 4.973%, 12/15/49 W	232,481	214
Morgan Stanley Bank of America Merrill Lynch Trust
FRB Ser. 14-C17, Class C, 4.457%, 8/15/47 W	322,000	320,825
Ser. 12-C6, Class AS, 3.476%, 11/15/45	647,000	655,208
FRB Ser. 14-C17, Class XA, IO, 1.189%, 8/15/47 W	4,422,948	194,203
Morgan Stanley Bank of America Merrill Lynch Trust 144A FRB
Ser. 12-C6, Class D, 4.611%, 11/15/45 W	265,000	270,341
Morgan Stanley Capital I Trust Ser. 07-HQ11, Class C,
5.558%, 2/12/44 W	83,202	22,852
Morgan Stanley Capital I Trust 144A FRB Ser. 11-C3, Class D,
5.155%, 7/15/49 W	206,000	208,102
TIAA Real Estate CDO, Ltd. 144A Ser. 03-1A, Class E,
8.00%, 12/28/38	357,873	25,803
UBS Commercial Mortgage Trust FRB Ser. 17-C7, Class XA, IO,
1.068%, 12/15/50 W	3,345,856	228,908
UBS-Barclays Commercial Mortgage Trust 144A
FRB Ser. 12-C2, Class D, 4.893%, 5/10/63 W	319,000	308,483
FRB Ser. 12-C4, Class XA, IO, 1.637%, 12/10/45 W	941,597	44,665
FRB Ser. 12-C2, Class XA, IO, 1.323%, 5/10/63 W	12,799,166	464,884
Wachovia Bank Commercial Mortgage Trust FRB Ser. 05-C21,
Class D, 5.238%, 10/15/44 W	213,121	211,193
Wells Fargo Commercial Mortgage Trust
FRB Ser. 13-LC12, Class AS, 4.287%, 7/15/46 W	251,000	260,849
FRB Ser. 13-LC12, Class C, 4.287%, 7/15/46 W	409,000	405,455
Ser. 12-LC5, Class AS, 3.539%, 10/15/45	369,000	375,880
FRB Ser. 14-LC16, Class XA, IO, 1.32%, 8/15/50 W	5,475,436	224,493
FRB Ser. 16-LC25, Class XA, IO, 1.012%, 12/15/59 W	3,320,332	172,073
Wells Fargo Commercial Mortgage Trust 144A FRB Ser. 13-LC12,
Class D, 4.287%, 7/15/46 W	507,000	457,808
WF-RBS Commercial Mortgage Trust
Ser. 13-C18, Class AS, 4.387%, 12/15/46 W	629,000	654,839
Ser. 13-UBS1, Class AS, 4.306%, 3/15/46 W	218,000	227,856
Ser. 12-C8, Class AS, 3.66%, 8/15/45	358,000	364,514
Ser. 13-C12, Class AS, 3.56%, 3/15/48	275,000	277,681
Ser. 13-C11, Class AS, 3.311%, 3/15/45	164,000	164,692
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C3, Class D, 5.684%, 3/15/44 W	682,000	620,825
FRB Ser. 11-C5, Class E, 5.673%, 11/15/44 W	911,000	926,448
FRB Ser. 11-C2, Class D, 5.653%, 2/15/44 W	755,000	770,728
Ser. 11-C4, Class E, 5.232%, 6/15/44 W	208,000	201,029

60 Dynamic Asset Allocation Conservative Fund

	Principal
MORTGAGE-BACKED SECURITIES (4.1%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 12-C9, Class D, 4.781%, 11/15/45 W	$291,000	$285,932
FRB Ser. 13-C15, Class D, 4.472%, 8/15/46 W	153,000	120,132
FRB Ser. 12-C10, Class XA, IO, 1.562%, 12/15/45 W	2,328,515	112,430
FRB Ser. 12-C9, Class XB, IO, 0.685%, 11/15/45 W	6,676,000	152,880
		22,763,984
Residential mortgage-backed securities (non-agency) (1.1%)
Arroyo Mortgage Trust 144A Ser. 19-1, Class A3, 1.304%, 1/25/49	210,000	212,835
Banc of America Funding Trust FRB Ser. 05-B, Class 3M1, (1 Month
US LIBOR + 0.68%), 3.163%, 4/20/35	220,000	213,515
BankUnited Trust FRB Ser. 05-1, Class 1A1, (1 Month US LIBOR
+ 0.30%), 2.786%, 9/25/45	150,079	143,700
Citigroup Mortgage Loan Trust, Inc. FRB Ser. 05-2, Class 1A2A,
4.913%, 5/25/35 W	425,587	436,131
Countrywide Alternative Loan Trust
FRB Ser. 06-OA10, Class 1A1, (1 Month US LIBOR + 0.96%),
3.357%, 8/25/46	170,082	150,725
FRB Ser. 06-OA7, Class 1A2, (1 Month US LIBOR + 0.94%),
3.337%, 6/25/46	546,043	494,107
FRB Ser. 06-24CB, Class A13, (1 Month US LIBOR + 0.35%),
2.836%, 8/1/36	251,798	163,157
FRB Ser. 05-59, Class 1A1, (1 Month US LIBOR + 0.33%),
2.818%, 11/20/35	479,003	456,404
FRB Ser. 06-OA10, Class 4A1, (1 Month US LIBOR + 0.19%),
2.676%, 8/25/46	693,126	594,425
FRB Ser. 05-27, Class 1A1, 2.528%, 8/25/35 W	118,496	103,092
Federal Home Loan Mortgage Corporation Structured Agency
Credit Risk Debt FRN Ser. 17-DNA1, Class M2, (1 Month US LIBOR
+ 3.25%), 5.736%, 7/25/29	250,000	266,765
Federal Home Loan Mortgage Corporation 144A Structured
Agency Credit Risk Trust FRN Ser. 19-DNA1, Class M2, (1 Month
US LIBOR + 2.65%), 5.136%, 1/25/49	83,000	84,029
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2,
(1 Month US LIBOR + 5.90%), 8.386%, 10/25/28	881,848	997,228
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2,
(1 Month US LIBOR + 5.70%), 8.186%, 4/25/28	1,009,703	1,154,571
Connecticut Avenue Securities FRB Ser. 15-C04, Class 2M2,
(1 Month US LIBOR + 5.55%), 8.036%, 4/25/28	1,354,074	1,508,877
Connecticut Avenue Securities FRB Ser. 15-C03, Class 2M2,
(1 Month US LIBOR + 5.00%), 7.486%, 7/25/25	134,405	147,668
Connecticut Avenue Securities FRB Ser. 15-C01, Class 1M2,
(1 Month US LIBOR + 4.30%), 6.786%, 2/25/25	115,359	124,737
Connecticut Avenue Securities FRB Ser. 16-C06, Class 1M2,
(1 Month US LIBOR + 4.25%), 6.736%, 4/25/29	50,000	55,371
Connecticut Avenue Securities FRB Ser. 15-C02, Class 1M2,
(1 Month US LIBOR + 4.00%), 6.486%, 5/25/25	125,247	134,679
Long Beach Mortgage Loan Trust FRB Ser. 04-1, Class A2, (1 Month
US LIBOR + 0.80%), 3.286%, 2/25/34	455,593	444,924
Merrill Lynch Mortgage Investors Trust FRB Ser. 05-A2, Class A2,
4.447%, 2/25/35 W	149,324	154,315

Dynamic Asset Allocation Conservative Fund 61

	Principal
MORTGAGE-BACKED SECURITIES (4.1%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Morgan Stanley ABS Capital I, Inc. Trust FRB Ser. 04-HE6, Class M1,
(1 Month US LIBOR + 0.83%), 3.311%, 8/25/34	$259,807	$258,508
Morgan Stanley Resecuritization Trust 144A Ser. 15-R4, Class CB1,
3.316%, 8/26/47 W	100,000	97,896
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
FRB Ser. 04-WCW2, Class M3, (1 Month US LIBOR + 1.05%),
3.536%, 10/25/34	290,000	286,250
Structured Asset Mortgage Investments II Trust
FRB Ser. 07-AR7, Class 1A1, (1 Month US LIBOR + 0.85%),
3.336%, 5/25/47	574,502	480,737
FRB Ser. 07-AR1, Class 2A1, (1 Month US LIBOR + 0.18%),
2.666%, 1/25/37	208,780	192,368
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 05-AR10, Class 1A3, 4.117%, 9/25/35 W	337,547	339,818
FRB Ser. 04-AR3, Class A2, 4.05%, 6/25/34 W	301,961	307,484
FRB Ser. 05-AR12, Class 1A8, 4.016%, 10/25/35 W	564,171	560,516
FRB Ser. 05-AR9, Class A1C3, (1 Month US LIBOR + 0.96%),
3.446%, 7/25/45	271,249	265,960
FRB Ser. 05-AR11, Class A1B3, (1 Month US LIBOR + 0.40%),
2.886%, 8/25/45	327,230	320,849
Wells Fargo Mortgage Backed Securities Trust FRB Ser. 05-AR4,
Class 1A3, 5.145%, 4/25/35 W	129,398	132,047
		11,283,688
Total mortgage-backed securities (cost $43,335,448)		$43,488,631

FOREIGN GOVERNMENT AND AGENCY	Principal
BONDS AND NOTES (1.0%)*	amount	Value
Argentina (Republic of) sr. unsec. unsub. bonds 6.625%,
7/6/28 (Argentina)	$210,000	$164,588
Argentina (Republic of) sr. unsec. unsub. notes 7.50%,
4/22/26 (Argentina)	1,465,000	1,236,094
Argentina (Republic of) 144A sr. unsec. notes 7.125%,
8/1/27 (Argentina)	185,000	132,275
Brazil (Federal Republic of) sr. unsec. unsub. notes 6.00%,
4/7/26 (Brazil)	435,000	482,306
Brazil (Federal Republic of) sr. unsec. unsub. notes 4.25%,
1/7/25 (Brazil)	540,000	548,775
Buenos Aires (Province of) sr. unsec. unsub. bonds Ser. REGS,
7.875%, 6/15/27 (Argentina)	180,000	131,850
Buenos Aires (Province of) 144A sr. unsec. unsub. bonds 7.875%,
6/15/27 (Argentina)	300,000	220,125
Buenos Aires (Province of) 144A sr. unsec. unsub. notes 10.875%,
1/26/21 (Argentina)	243,333	235,729
Buenos Aires (Province of) 144A sr. unsec. unsub. notes 9.125%,
3/16/24 (Argentina)	477,000	398,643
Colombia (Republic of) sr. unsec. notes 3.875%,
4/25/27 (Colombia)	705,000	715,138
Cordoba (Province of) sr. unsec. unsub. notes Ser. REGS, 7.45%,
9/1/24 (Argentina)	615,000	496,613
Cordoba (Province of) 144A sr. unsec. unsub. notes 7.125%,
6/10/21 (Argentina)	150,000	129,977

62 Dynamic Asset Allocation Conservative Fund

FOREIGN GOVERNMENT AND AGENCY	Principal
BONDS AND NOTES (1.0%)* cont.	amount	Value
Indonesia (Republic of) sr. unsec. unsub. notes Ser. REGS, 4.75%,
1/8/26 (Indonesia)	$800,000	$844,000
Indonesia (Republic of) 144A sr. unsec. notes 4.75%,
1/8/26 (Indonesia)	200,000	211,244
Indonesia (Republic of) 144A sr. unsec. unsub. notes 4.35%,
1/8/27 (Indonesia)	825,000	851,807
Indonesia (Republic of) 144A sr. unsec. unsub. notes 3.375%,
4/15/23 (Indonesia)	200,000	199,998
Ivory Coast (Republic of) sr. unsec. unsub. bonds Ser. REGS,
6.125%, 6/15/33 (Ivory Coast)	315,000	289,800
Mexico (Government of) sr. unsec. bonds 5.55%, 1/21/45 (Mexico)	887,000	972,746
Russia (Federation of) 144A sr. unsec. unsub. bonds 4.375%,
3/21/29 (Russia)	1,000,000	976,250
South Africa (Republic of) sr. unsec. unsub. notes 4.85%, 9/27/27
(South Africa)	300,000	291,987
Turkey (Republic of) unsec. bonds Ser. REGS, 6.25%,
5/23/33 (Senegal)	235,000	220,313
United Mexican States sr. unsec. unsub. notes 4.15%,
3/28/27 (Mexico)	795,000	808,427
Venezuela (Republic of) sr. unsec. notes 9.00%, 5/7/23 (Venezuela)
(In default) †	340,000	99,875
Venezuela (Republic of) sr. unsec. unsub. notes 8.25%, 10/13/24
(Venezuela) (In default) †	550,000	160,875
Total foreign government and agency bonds and notes (cost $11,315,421)		$10,819,435

	Principal
ASSET-BACKED SECURITIES (0.9%)*	amount	Value
loanDepot Station Place Agency Securitization Trust 144A FRB
Ser. 17-LD1, Class A, (1 Month US LIBOR + 0.80%), 3.286%, 11/25/50	$1,099,000	$1,099,000
Mello Warehouse Securitization Trust 144A FRB Ser. 18-W1,
Class A, (1 Month US LIBOR + 0.85%), 3.336%, 11/25/51	129,000	129,000
Station Place Securitization Trust 144A
FRB Ser. 18-1, Class A, (1 Month US LIBOR + 0.90%),
3.381%, 4/24/19	2,311,000	2,311,000
FRB Ser. 18-8, Class A, (1 Month US LIBOR + 0.70%),
3.181%, 2/24/20	1,723,000	1,723,000
FRB Ser. 18-5, Class A, (1 Month US LIBOR + 0.70%),
3.181%, 9/24/19	1,610,000	1,610,000
FRB Ser. 18-3, Class A, (1 Month US LIBOR + 0.70%),
3.181%, 7/24/19	1,819,000	1,819,000
Toorak Mortgage Corp. 144A Ser. 19-1, Class A1, 4.336%, 3/25/22	470,000	470,000
Towd Point Asset Trust 144A FRB Ser. 18-SL1, Class A, (1 Month
US LIBOR + 0.60%), 3.09%, 1/25/46	899,670	890,785
Total asset-backed securities (cost $10,057,051)		$10,051,785

	Principal
SENIOR LOANS (0.1%)*c	amount	Value
Avaya, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 4.25%), 6.778%, 12/15/24	$142,702	$141,881
Brand Industrial Services, Inc. bank term loan FRN (BBA LIBOR
USD 3 Month + 4.25%), 6.956%, 6/21/24	182,225	174,480
California Resources Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 4.75%), 7.037%, 12/31/22	85,000	83,300

Dynamic Asset Allocation Conservative Fund 63

	Principal
SENIOR LOANS (0.1%)*c cont.	amount	Value
CPG International, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.75%), 6.633%, 5/5/24	$42,546	$42,121
Eagleclaw Midstream Ventures, LLC bank term loan FRN (BBA
LIBOR USD 3 Month + 4.25%), 6.879%, 6/30/24	84,282	78,962
FTS International, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 4.75%), 7.243%, 4/16/21	38,387	38,243
Gates Global, LLC bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.75%), 5.249%, 3/31/24	48,189	47,603
Jo-Ann Stores, LLC bank term loan FRN (BBA LIBOR USD 3 Month
+ 9.25%), 11.727%, 5/21/24	110,000	104,775
Jo-Ann Stores, LLC bank term loan FRN (BBA LIBOR USD 3 Month
+ 5.00%), 7.761%, 10/16/23	58,227	57,717
KCA Deutag US Finance, LLC bank term loan FRN (BBA LIBOR USD
3 Month + 6.75%), 9.553%, 3/21/23	43,395	36,940
Keane Group Holdings, LLC bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 3.75%), 6.313%, 5/25/25	187	179
Navistar, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 3.50%), 5.89%, 11/6/24	232,551	231,291
Neiman Marcus Group, Ltd., Inc. bank term loan FRN (BBA LIBOR
USD 3 Month + 3.25%), 5.763%, 10/25/20	65,539	60,733
Rackspace Hosting, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.00%), 5.738%, 11/3/23	24,510	22,886
Revlon Consumer Products Corp. bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 3.50%), 6.128%, 9/7/23	71,978	51,896
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 8.00%), 10.50%, 2/28/26	75,000	64,875
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 3.50%), 6.00%, 2/28/25	74,213	69,574
Titan Acquisition, Ltd. (United Kingdom) bank term loan FRN
Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 5.499%, 3/28/25	168,250	155,884
Total senior loans (cost $1,532,411)		$1,463,340

CONVERTIBLE PREFERRED STOCKS (—%)*	Shares	Value
EPR Properties Ser. C, $1.438 cv. pfd. R	3,415	$107,538
Nine Point Energy 6.75% cv. pfd.	11	12,940
Total convertible preferred stocks (cost $73,389)		$120,478

PREFERRED STOCKS (—%)*	Shares	Value
GMAC Capital Trust I Ser. 2, $1.91 cum. ARP	2,035	$52,991
Total preferred stocks (cost $50,875)		$52,991

	Principal
CONVERTIBLE BONDS AND NOTES (—%)*	amount	Value
DISH Network Corp. cv. sr. unsec. notes 3.375%, 8/15/26	$50,000	$42,475
Total convertible bonds and notes (cost $46,628)		$42,475

64 Dynamic Asset Allocation Conservative Fund

PURCHASED OPTIONS	Expiration
OUTSTANDING (—%)*	date/strike	Notional		Contract
Counterparty	price	amount		amount	Value
Bank of America N.A.
GBP/USD (Call)	Jul-19/$1.37	$6,383,698	GBP	4,901,300	$40,326
Goldman Sachs International
USD/CNH (Call)	Apr-19/CNH 7.00	6,678,400		$6,678,400	7
Total purchased options outstanding (cost $169,615)					$40,333

	Principal amount/
SHORT-TERM INVESTMENTS (11.4%)*		shares	Value
Putnam Cash Collateral Pool, LLC 2.86% [d]	Shares	9,729,925	$9,729,925
Putnam Short Term Investment Fund 2.64% L	Shares	99,900,528	99,900,528
State Street Institutional U.S. Government Money Market Fund,
Premier Class 2.39% P	Shares	60,000	60,000
U.S. Treasury Bills 2.548%, 6/13/19 # §		$822,000	818,061
U.S. Treasury Bills 2.535%, 6/6/19 # Δ §		214,001	213,074
U.S. Treasury Bills 2.528%, 6/20/19 # §		92,000	91,517
U.S. Treasury Bills 2.481%, 4/18/19 # Δ §		2,295,001	2,292,437
U.S. Treasury Bills 2.451%, 7/11/19 §		307,999	305,953
U.S. Treasury Bills 2.422%, 5/16/19 # §		1,185,000	1,181,501
U.S. Treasury Bills 2.520%, 6/27/19 # §		126,001	125,285
U.S. Treasury Bills 2.473%, 7/25/19 #		589,000	584,551
U.S. Treasury Bills 2.461%, 5/9/19 # Δ §		1,541,000	1,537,153
U.S. Treasury Bills 2.466%, 7/18/19 # Δ §		1,197,001	1,188,521
U.S. Treasury Bills 2.462%, 8/1/19 # Δ §		3,665,999	3,636,570
U.S. Treasury Bills 2.479%, 4/11/19		810,000	809,465
Total short-term investments (cost $122,473,365)			$122,474,541

TOTAL INVESTMENTS
Total investments (cost $1,049,090,492)			$1,107,472,611

Key to holding’s currency abbreviations
CNH	Chinese Yuan
EUR	Euro
GBP	British Pound

Key to holding’s abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ARP	Adjustable Rate Preferred Stock: the rate shown is the current interest rate at the close of the reporting period
BKNT	Bank Note
bp	Basis Points
DAC	Designated Activity Company
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period.
Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
GMTN	Global Medium Term Notes

Dynamic Asset Allocation Conservative Fund 65

IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
MTN	Medium Term Notes
OTC	Over-the-counter
PO	Principal Only
REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the
Securities Act of 1933.
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2018 through March 31, 2019 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $1,070,462,717.

† This security is non-income-producing.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer. The rate shown in parenthesis is the rate paid in kind, if applicable.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $8,076,895 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

Δ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $500,924 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $2,795,665 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

66 Dynamic Asset Allocation Conservative Fund

W The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.

At the close of the reporting period, the fund maintained liquid assets totaling $45,876,266 to cover certain derivative contracts and delayed delivery securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 3/31/19 (aggregate face value $108,744,181) (Unaudited)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	Australian Dollar	Buy	4/17/19	$2,467,612	$2,465,530	$2,082
	Brazilian Real	Buy	4/2/19	746,345	769,803	(23,458)
	Brazilian Real	Sell	4/2/19	746,345	764,314	17,969
	British Pound	Sell	6/19/19	1,264,486	1,279,613	15,127
	Canadian Dollar	Buy	4/17/19	1,578,606	1,603,232	(24,626)
	Canadian Dollar	Sell	4/17/19	1,578,606	1,575,617	(2,989)
	Euro	Sell	6/19/19	1,651,372	1,679,263	27,891
	Japanese Yen	Sell	5/15/19	2,365	1,258	(1,107)
	New Zealand Dollar	Buy	4/17/19	1,573,558	1,567,019	6,539
	New Zealand Dollar	Sell	4/17/19	1,573,558	1,574,467	909
	Norwegian Krone	Buy	6/19/19	17,060	17,209	(149)
Barclays Bank PLC
	Australian Dollar	Buy	4/17/19	395,051	394,921	130
	Australian Dollar	Sell	4/17/19	395,051	397,289	2,238
	Canadian Dollar	Sell	4/17/19	3,123,300	3,149,600	26,300
	Euro	Sell	6/19/19	1,573,348	1,600,041	26,693
	Hong Kong Dollar	Buy	5/15/19	264,722	265,373	(651)
	Japanese Yen	Buy	5/15/19	30,362	17,158	13,204
	New Zealand Dollar	Buy	4/17/19	1,585,138	1,580,740	4,398
	New Zealand Dollar	Sell	4/17/19	1,585,138	1,584,748	(390)
	Norwegian Krone	Buy	6/19/19	150,003	151,271	(1,268)
	Swedish Krona	Buy	6/19/19	805,261	800,601	4,660
Citibank, N.A.
	Australian Dollar	Buy	4/17/19	1,949,045	1,949,137	(92)
	Canadian Dollar	Sell	4/17/19	1,171,285	1,186,317	15,032
	Danish Krone	Sell	6/19/19	333,925	339,977	6,052
	Euro	Sell	6/19/19	920,591	936,262	15,671
	Japanese Yen	Sell	5/15/19	2,300,730	2,353,673	52,943
	New Zealand Dollar	Buy	4/17/19	795,498	796,718	(1,220)
	New Zealand Dollar	Sell	4/17/19	795,498	803,102	7,604

Dynamic Asset Allocation Conservative Fund 67

FORWARD CURRENCY CONTRACTS at 3/31/19 (aggregate face value $108,744,181) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Credit Suisse International
	Australian Dollar	Buy	4/17/19	$2,454,756	$2,459,241	$(4,485)
	Canadian Dollar	Buy	4/17/19	1,185,358	1,183,236	2,122
	Canadian Dollar	Sell	4/17/19	1,185,358	1,185,040	(318)
	Euro	Sell	6/19/19	12,195	12,402	207
	Japanese Yen	Sell	5/15/19	421,477	430,434	8,957
Goldman Sachs International
	Australian Dollar	Buy	4/17/19	2,435,792	2,446,755	(10,963)
	Brazilian Real	Buy	4/2/19	1,522,367	1,561,886	(39,519)
	Brazilian Real	Sell	4/2/19	1,522,367	1,535,707	13,340
	Euro	Sell	6/19/19	2,056,396	2,091,470	35,074
	Japanese Yen	Sell	5/15/19	1,476,693	1,505,479	28,786
	New Zealand Dollar	Sell	4/17/19	802,651	795,157	(7,494)
	Norwegian Krone	Buy	6/19/19	6,399,837	6,452,669	(52,832)
HSBC Bank USA, National Association
	Australian Dollar	Buy	4/17/19	1,974,117	1,969,564	4,553
	British Pound	Buy	6/19/19	1,515,658	1,544,014	(28,356)
	Canadian Dollar	Sell	4/17/19	1,184,610	1,185,946	1,336
	Chinese Yuan (Offshore)	Buy	5/15/19	506,593	502,664	3,929
	Euro	Sell	6/19/19	1,712,911	1,741,907	28,996
	Japanese Yen	Buy	5/15/19	350,022	343,444	6,578
	New Zealand Dollar	Buy	4/17/19	796,792	799,438	(2,646)
	New Zealand Dollar	Sell	4/17/19	796,792	788,790	(8,002)
	Norwegian Krone	Sell	6/19/19	408,645	410,103	1,458
JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	4/17/19	1,581,624	1,593,659	(12,035)
	Australian Dollar	Sell	4/17/19	1,581,624	1,596,967	15,343
	British Pound	Buy	6/19/19	1,382,946	1,406,824	(23,878)
	Canadian Dollar	Sell	4/17/19	2,867,273	2,856,236	(11,037)
	Euro	Sell	6/19/19	1,894,703	1,939,855	45,152
	Japanese Yen	Buy	5/15/19	824,942	805,493	19,449
	New Zealand Dollar	Buy	4/17/19	793,523	791,333	2,190
	New Zealand Dollar	Sell	4/17/19	793,523	802,596	9,073
	Norwegian Krone	Buy	6/19/19	1,687,805	1,702,907	(15,102)
	Singapore Dollar	Buy	5/15/19	178,857	179,766	(909)
	Swedish Krona	Sell	6/19/19	129,122	130,178	1,056
	Swiss Franc	Buy	6/19/19	833,929	834,067	(138)
NatWest Markets PLC
	Australian Dollar	Buy	4/17/19	3,623,359	3,608,459	14,900
	Canadian Dollar	Sell	4/17/19	1,549,635	1,563,921	14,286
	Euro	Sell	6/19/19	2,793,614	2,831,730	38,116
	Japanese Yen	Sell	5/15/19	1,222,182	1,225,079	2,897
	New Zealand Dollar	Buy	4/17/19	792,978	789,105	3,873
	New Zealand Dollar	Sell	4/17/19	792,978	792,106	(872)
	Norwegian Krone	Buy	6/19/19	426,786	433,113	(6,327)

68 Dynamic Asset Allocation Conservative Fund

FORWARD CURRENCY CONTRACTS at 3/31/19 (aggregate face value $108,744,181) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
State Street Bank and Trust Co.
	Australian Dollar	Buy	4/17/19	$695,139	$679,695	$15,444
	British Pound	Sell	6/19/19	802,545	802,889	344
	Canadian Dollar	Sell	4/17/19	1,124,945	1,063,737	(61,208)
	Euro	Sell	6/19/19	589,639	599,663	10,024
	Japanese Yen	Sell	5/15/19	2,420,698	2,457,954	37,256
	New Zealand Dollar	Sell	4/17/19	91,757	93,714	1,957
	Norwegian Krone	Buy	6/19/19	2,213,485	2,231,993	(18,508)
	Swedish Krona	Sell	6/19/19	1,403,365	1,405,950	2,585
UBS AG
	Australian Dollar	Buy	4/17/19	2,556,466	2,545,913	10,553
	Canadian Dollar	Sell	4/17/19	1,180,268	1,183,953	3,685
	Euro	Sell	6/19/19	2,114,434	2,145,883	31,449
	Japanese Yen	Sell	5/15/19	727,289	765,195	37,906
WestPac Banking Corp.
	Australian Dollar	Buy	4/17/19	1,563,867	1,577,487	(13,620)
	Canadian Dollar	Buy	4/17/19	389,655	388,945	710
	Canadian Dollar	Sell	4/17/19	389,655	393,085	3,430
	Euro	Sell	6/19/19	395,539	402,227	6,688
	New Zealand Dollar	Buy	4/17/19	788,482	786,693	1,789
	New Zealand Dollar	Sell	4/17/19	788,482	786,212	(2,270)
Unrealized appreciation						710,933
Unrealized (depreciation)						(376,469)
Total						$334,464

* The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 3/31/19 (Unaudited)
					Unrealized
	Number of	Notional		Expiration	appreciation/
	contracts	amount	Value	date	(depreciation)
MSCI EAFE Index (Short)	335	$31,413,486	$31,262,200	Jun-19	$(811,387)
Russell 2000 Index E-Mini (Long)	291	22,403,192	22,462,290	Jun-19	21,437
S&P 500 Index E-Mini (Long)	168	23,808,960	23,837,520	Jun-19	73,955
S&P 500 Index E-Mini (Short)	880	124,713,600	124,863,200	Jun-19	(2,687,978)
S&P Mid Cap 400 Index E-Mini (Long)	1	189,627	190,100	Jun-19	(1,242)
S&P Mid Cap 400 Index E-Mini (Short)	64	12,136,128	12,166,400	Jun-19	(87,808)
U.S. Treasury Bond 30 yr (Long)	117	17,509,781	17,509,781	Jun-19	544,446
U.S. Treasury Bond Ultra 30 yr (Long)	244	40,992,000	40,992,000	Jun-19	1,679,481
U.S. Treasury Bond Ultra 30 yr (Short)	3	504,000	504,000	Jun-19	(20,631)
U.S. Treasury Note 2 yr (Long)	449	95,679,094	95,679,094	Jun-19	420,767
U.S. Treasury Note 2 yr (Short)	43	9,163,031	9,163,031	Jun-19	(39,055)
U.S. Treasury Note 5 yr (Long)	841	97,411,453	97,411,453	Jun-19	1,044,396
U.S. Treasury Note 5 yr (Short)	30	3,474,844	3,474,844	Jun-19	(36,857)
U.S. Treasury Note 10 yr (Long)	309	38,383,594	38,383,594	Jun-19	644,929

Dynamic Asset Allocation Conservative Fund 69

FUTURES CONTRACTS OUTSTANDING at 3/31/19 (Unaudited) cont.
					Unrealized
	Number of	Notional		Expiration	appreciation/
	contracts	amount	Value	date	(depreciation)
U.S. Treasury Note 10 yr (Short)	692	$85,959,375	$85,959,375	Jun-19	$(1,452,110)
U.S. Treasury Note Ultra 10 yr (Short)	26	3,452,313	3,452,313	Jun-19	(79,677)
Unrealized appreciation					4,429,411
Unrealized (depreciation)					(5,216,745)
Total					$(787,334)

WRITTEN OPTIONS OUTSTANDING at 3/31/19 (premiums $51,582) (Unaudited)
	Expiration	Notional	Contract
Counterparty	date/strike price	amount	amount	Value
Bank of America N.A.
GBP/USD (Call)	Jul-19/$1.47	$9,575,547 GBP	7,351,950	$2,777
Goldman Sachs International
USD/CNH (Call)	Apr-19/CNH 7.20	6,678,400	$6,678,400	7
Total				$2,784

TBA SALE COMMITMENTS OUTSTANDING at 3/31/19 (proceeds receivable $7,999,297) (Unaudited)
	Principal	Settlement
Agency	amount	date	Value
Federal National Mortgage Association, 3.50%, 4/1/49	$1,000,000	4/10/19	$1,013,438
Federal National Mortgage Association, 3.00%, 4/1/49	3,000,000	4/10/19	2,986,172
Government National Mortgage Association, 3.50%, 4/1/49	4,000,000	4/17/19	4,086,249
Total			$8,085,859

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/19 (Unaudited)
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$57,713,200	$236,913 E	$(302,214)	6/19/21	3 month USD-	2.55% —	$(65,301)
				LIBOR-BBA —	Semiannually
				Quarterly
59,845,700	245,667 E	313,571	6/19/21	2.55% —	3 month USD-	67,905
				Semiannually	LIBOR-BBA —
					Quarterly
11,592,300	121,696 E	(147,735)	6/19/24	3 month USD-	2.50% —	(26,039)
				LIBOR-BBA —	Semiannually
				Quarterly
21,613,100	226,894 E	275,028	6/19/24	2.50% —	3 month USD-	48,134
				Semiannually	LIBOR-BBA —
					Quarterly
14,593,600	305,356 E	(351,980)	6/19/29	3 month USD-	2.65% —	(46,623)
				LIBOR-BBA —	Semiannually
				Quarterly
22,609,500	473,081 E	544,647	6/19/29	2.65% —	3 month USD-	71,390
				Semiannually	LIBOR-BBA —
					Quarterly

70 Dynamic Asset Allocation Conservative Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/19 (Unaudited) cont.
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$8,907,800	$411,469 E	$(450,915)	6/19/49	3 month USD-	2.80% —	$(39,446)
				LIBOR-BBA —	Semiannually
				Quarterly
2,085,700	96,343 E	105,484	6/19/49	2.80% —	3 month USD-	9,141
				Semiannually	LIBOR-BBA —
					Quarterly
Total		$(14,114)				$19,161

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/19 (Unaudited)
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Barclays Bank PLC
$94,450	$94,914	$—	1/12/40	4.50% (1 month	Synthetic MBX	$548
				USD-LIBOR) —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
569,113	574,024	—	1/12/41	5.00% (1 month	Synthetic MBX	5,528
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
19,815	19,963	—	1/12/40	5.00% (1 month	Synthetic MBX	170
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
15,482	15,517	—	1/12/39	(6.00%) 1 month	Synthetic MBX	(58)
				USD-LIBOR —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
177,388	177,824	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(723)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
8,430	8,157	—	1/12/43	3.50% (1 month	Synthetic TRS	(204)
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
56,451	54,609	—	1/12/41	4.00% (1 month	Synthetic TRS	(1,328)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
16,637	16,094	—	1/12/41	4.00% (1 month	Synthetic TRS	(391)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly

Dynamic Asset Allocation Conservative Fund 71

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/19 (Unaudited) cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Barclays Bank PLC cont.
$5,472	$5,278	$—	1/12/42	4.00% (1 month	Synthetic TRS	$(145)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
14,525	13,888	—	1/12/41	(5.00%) 1 month	Synthetic TRS	484
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
402	397	—	1/12/38	6.50% (1 month	Synthetic TRS	(1)
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
Citibank, N.A.
42,739,116	42,806,691		11/26/19	(3 month USD-	A basket	178,087
				LIBOR-BBA	(CGPUTQL2) of
				plus 0.34%) —	common stocks —
				Quarterly	Quarterly*
37,217,766	37,282,441	—	11/26/19	3 month USD-	Russell 1000 Total	(59,039)
				LIBOR-BBA plus	Return Index —
				0.09% — Quarterly	Quarterly
183,309	184,891	—	1/12/41	5.00% (1 month	Synthetic MBX	1,781
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
Credit Suisse International
21,741	20,338	—	1/12/45	3.50% (1 month	Synthetic TRS	(1,223)
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
Goldman Sachs International
8,640	8,661	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(35)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
10,399	10,425	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(42)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
191,495	191,966	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(780)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
57,015	54,859	—	1/12/40	4.00% (1 month	Synthetic TRS	(1,615)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly

72 Dynamic Asset Allocation Conservative Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/19 (Unaudited) cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Goldman Sachs International cont.
$13,605	$13,124	$—	1/12/42	4.00% (1 month	Synthetic TRS	$(361)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
13,605	13,124	—	1/12/42	4.00% (1 month	Synthetic TRS	(361)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
7,283	7,181	—	1/12/39	6.00% (1 month	Synthetic TRS	(18)
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
1,258	1,240	—	1/12/38	6.50% (1 month	Synthetic TRS	(3)
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
					Monthly
JPMorgan Securities LLC
32,682	31,527	—	1/12/42	(4.00%) 1 month	Synthetic TRS	868
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
73,088	70,703	—	1/12/41	(4.00%) 1 month	Synthetic TRS	1,719
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
Upfront premium received		—		Unrealized appreciation		189,185
Upfront premium (paid)		—		Unrealized (depreciation)		(66,327)
Total		$—		Total		$122,858

* The 50 largest components, and any individual component greater than 1% of basket value, are shown below.

A BASKET (CGPUTQL2) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
JPMorgan Chase & Co.	Financials	10,668	$1,079,963	2.52%
Alphabet, Inc. Class A	Communication Services	917	1,078,920	2.52%
Intuit, Inc.	Information Technology	3,384	884,737	2.07%
Starbucks Corp.	Consumer Discretionary	11,335	842,659	1.97%
Apple, Inc.	Information Technology	4,378	831,614	1.94%
Mondelez International, Inc. Class A	Consumer Staples	16,098	803,606	1.88%
TJX Cos., Inc. (The)	Consumer Discretionary	15,029	799,690	1.87%
Microsoft Corp.	Information Technology	6,780	799,596	1.87%
Automatic Data Processing, Inc.	Information Technology	5,001	798,904	1.87%
Texas Instruments, Inc.	Information Technology	7,323	776,706	1.81%
Lowe’s Cos., Inc.	Consumer Discretionary	6,730	736,783	1.72%
Exelon Corp.	Utilities	14,377	720,733	1.68%
American Electric Power Co., Inc.	Utilities	8,384	702,151	1.64%

Dynamic Asset Allocation Conservative Fund 73

A BASKET (CGPUTQL2) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Raytheon Co.	Industrials	3,730	$679,244	1.59%
Coca-Cola Co. (The)	Consumer Staples	14,219	666,309	1.56%
Exxon Mobil Corp.	Energy	8,230	664,966	1.55%
Cognizant Technology Solutions	Information Technology	9,087	658,336	1.54%
Corp. Class A
TWDC Enterprises 18 Corp.	Communication Services	5,784	642,232	1.50%
Honeywell International, Inc.	Industrials	4,040	642,050	1.50%
Norfolk Southern Corp.	Industrials	3,246	606,597	1.42%
Occidental Petroleum Corp.	Energy	9,142	605,222	1.41%
Northrop Grumman Corp.	Industrials	2,232	601,840	1.41%
Humana, Inc.	Health Care	2,197	584,509	1.37%
American Express Co.	Financials	5,345	584,194	1.36%
Johnson & Johnson	Health Care	4,064	568,165	1.33%
Cisco Systems, Inc.	Information Technology	10,259	553,886	1.29%
Amazon.com, Inc.	Consumer Discretionary	303	539,383	1.26%
Omnicom Group, Inc.	Communication Services	7,077	516,550	1.21%
Comerica, Inc.	Financials	6,756	495,319	1.16%
Verizon Communications, Inc.	Communication Services	8,271	489,052	1.14%
Fidelity National Information Services, Inc.	Information Technology	4,258	481,566	1.12%
Baxter International, Inc.	Health Care	5,903	479,936	1.12%
Centene Corp.	Health Care	8,978	476,735	1.11%
Pfizer, Inc.	Health Care	10,996	467,017	1.09%
AutoZone, Inc.	Consumer Discretionary	456	466,740	1.09%
Allstate Corp. (The)	Financials	4,910	462,389	1.08%
VICI Properties, Inc.	Real Estate	21,062	460,847	1.08%
Citrix Systems, Inc.	Information Technology	4,560	454,428	1.06%
Merck & Co., Inc.	Health Care	5,322	442,608	1.03%
F5 Networks, Inc.	Information Technology	2,699	423,598	0.99%
Ross Stores, Inc.	Consumer Discretionary	4,439	413,247	0.97%
Waste Management, Inc.	Industrials	3,930	408,343	0.95%
Sysco Corp.	Consumer Staples	6,082	406,037	0.95%
Kinder Morgan, Inc.	Energy	20,207	404,335	0.94%
NXP Semiconductors NV	Information Technology	4,493	397,172	0.93%
Facebook, Inc. Class A	Communication Services	2,356	392,743	0.92%
Marathon Petroleum Corp.	Energy	6,357	380,460	0.89%
Fiserv, Inc.	Information Technology	4,265	376,518	0.88%
Equity Residential Trust	Real Estate	4,919	370,480	0.87%
Cadence Design Systems, Inc.	Information Technology	5,807	368,828	0.86%

74 Dynamic Asset Allocation Conservative Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 3/31/19 (Unaudited)
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt *	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Bank of America N.A.
CMBX NA BBB–.6	BBB–/P	$957	$14,000	$1,778	5/11/63	300 bp —	$(813)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	1,868	31,000	3,937	5/11/63	300 bp —	(2,051)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	3,828	62,000	7,874	5/11/63	300 bp —	(4,010)
Index						Monthly
Citigroup Global Markets, Inc.
CMBX NA A.6	A/P	4	3,000	66	5/11/63	200 bp —	(61)
Index						Monthly
CMBX NA A.6	A/P	—	3,000	66	5/11/63	200 bp —	(66)
Index						Monthly
CMBX NA A.6	A/P	312	32,000	704	5/11/63	200 bp —	(379)
Index						Monthly
CMBX NA A.6	A/P	725	56,000	1,232	5/11/63	200 bp —	(485)
Index						Monthly
CMBX NA A.6	A/P	1,622	67,000	1,474	5/11/63	200 bp —	174
Index						Monthly
CMBX NA BB.6	BB/P	54,887	223,000	51,937	5/11/63	500 bp —	3,167
Index						Monthly
CMBX NA BB.7	BB/P	6,526	47,000	5,588	1/17/47	500 bp —	983
Index						Monthly
CMBX NA BB.7	BB/P	12,468	97,000	11,533	1/17/47	500 bp —	1,029
Index						Monthly
CMBX NA BB.7	BB/P	16,427	136,000	16,170	1/17/47	500 bp —	332
Index						Monthly
Credit Suisse International
CMBX NA A.6	A/P	4,736	95,000	2,090	5/11/63	200 bp —	2,683
Index						Monthly
CMBX NA A.6	A/P	2,847	126,000	2,772	5/11/63	200 bp —	124
Index						Monthly
CMBX NA A.6	A/P	3,457	178,000	3,916	5/11/63	200 bp —	(390)
Index						Monthly
CMBX NA A.6	A/P	92,213	1,817,000	39,974	5/11/63	200 bp —	52,946
Index						Monthly
CMBX NA BB.7	BB/P	9,898	74,000	8,799	1/17/47	500 bp —	1,172
Index						Monthly
CMBX NA BBB–.6	BBB–/P	253	2,000	254	5/11/63	300 bp —	—
Index						Monthly
CMBX NA BBB–.6	BBB–/P	11,094	102,000	12,954	5/11/63	300 bp —	(1,800)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	43,632	552,000	25,447	1/17/47	300 bp —	18,507
Index						Monthly
Goldman Sachs International
CMBX NA A.6	A/P	192	3,000	66	5/11/63	200 bp —	128
Index						Monthly
CMBX NA A.6	A/P	1,584	52,000	1,144	5/11/63	200 bp —	461
Index						Monthly

Dynamic Asset Allocation Conservative Fund 75

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 3/31/19 (Unaudited) cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt *	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Goldman Sachs International cont.
CMBX NA A.6	A/P	$444	$59,000	$1,298	5/11/63	200 bp —	$(831)
Index						Monthly
CMBX NA A.6	A/P	7,315	142,000	3,124	5/11/63	200 bp —	4,246
Index						Monthly
CMBX NA A.6	A/P	9,523	145,000	3,190	5/11/63	200 bp —	6,389
Index						Monthly
CMBX NA A.6	A/P	10,374	210,000	4,620	5/11/63	200 bp —	5,836
Index						Monthly
CMBX NA A.6	A/P	8,351	270,000	5,940	5/11/63	200 bp —	2,516
Index						Monthly
CMBX NA A.6	A/P	7,708	333,000	7,326	5/11/63	200 bp —	511
Index						Monthly
CMBX NA A.6	A/P	12,141	387,000	8,514	5/11/63	200 bp —	3,778
Index						Monthly
CMBX NA A.6	A/P	20,305	399,000	8,778	5/11/63	200 bp —	11,682
Index						Monthly
CMBX NA A.6	A/P	28,986	481,000	10,582	5/11/63	200 bp —	18,591
Index						Monthly
CMBX NA A.7	A-/P	4,437	88,000	484	1/17/47	200 bp —	4,955
Index						Monthly
CMBX NA BBB–.6	BBB–/P	317	4,000	508	5/11/63	300 bp —	(189)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	545	8,000	1,016	5/11/63	300 bp —	(466)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	4,655	43,000	5,461	5/11/63	300 bp —	(781)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	2,226	46,000	5,842	5/11/63	300 bp —	(3,590)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	2,608	50,000	6,350	5/11/63	300 bp —	(3,713)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	5,992	71,000	9,017	5/11/63	300 bp —	(2,984)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	9,260	84,000	10,668	5/11/63	300 bp —	(1,359)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	8,861	105,000	13,335	5/11/63	300 bp —	(4,413)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	9,758	113,000	14,351	5/11/63	300 bp —	(4,527)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	23,742	195,000	24,765	5/11/63	300 bp —	(909)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	55,992	597,000	75,819	5/11/63	300 bp —	(19,478)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	57,205	761,000	96,647	5/11/63	300 bp —	(39,000)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	5,300	62,000	2,858	1/17/47	300 bp —	2,477
Index						Monthly

76 Dynamic Asset Allocation Conservative Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 3/31/19 (Unaudited) cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt *	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Goldman Sachs International cont.
CMBX NA BBB–.7	BBB–/P	$5,793	$68,000	$3,135	1/17/47	300 bp —	$2,697
Index						Monthly
CMBX NA BBB–.7	BBB–/P	22,289	283,000	13,046	1/17/47	300 bp —	9,408
Index						Monthly
JPMorgan Securities LLC
CMBX NA BB.6	BB/P	12,922	61,000	14,207	5/11/63	500 bp —	(1,225)
Index						Monthly
CMBX NA A.6	A/P	85,762	3,728,000	82,016	5/11/63	200 bp —	5,196
Index						Monthly
CMBX NA A.7	A-/P	11,139	254,000	1,397	1/17/47	200 bp —	12,634
Index						Monthly
CMBX NA BBB–.6	BBB–/P	123,560	934,000	118,618	5/11/63	300 bp —	5,490
Index						Monthly
Merrill Lynch International
CMBX NA A.6	A/P	847	65,000	1,430	5/11/63	200 bp —	(558)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	4,818	43,000	5,461	5/11/63	300 bp —	(618)
Index						Monthly
Morgan Stanley & Co. International PLC
CMBX NA BBB–.6	BBB–/P	12,034	87,000	11,049	5/11/63	300 bp —	1,036
Index						Monthly
CMBX NA A.6	A/P	122	13,000	286	5/11/63	200 bp —	(159)
Index						Monthly
CMBX NA A.6	A/P	982	19,000	418	5/11/63	200 bp —	571
Index						Monthly
CMBX NA A.6	A/P	447	40,000	880	5/11/63	200 bp —	(417)
Index						Monthly
CMBX NA A.6	A/P	608	44,000	968	5/11/63	200 bp —	(342)
Index						Monthly
CMBX NA A.6	A/P	2,989	221,000	4,862	5/11/63	200 bp —	(1,787)
Index						Monthly
CMBX NA BB.6	BB/P	17,681	72,000	16,769	5/11/63	500 bp —	982
Index						Monthly
CMBX NA BB.6	BB/P	35,237	143,000	33,305	5/11/63	500 bp —	2,071
Index						Monthly
CMBX NA BBB–.6	BBB–/P	10,300	85,000	10,795	5/11/63	300 bp —	(445)
Index						Monthly
Upfront premium received		913,105	Unrealized appreciation				182,772
Upfront premium (paid)		—	Unrealized (depreciation)				(97,846)
Total		$913,105	Total				$84,926

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at March 31, 2019. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

Dynamic Asset Allocation Conservative Fund 77

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 3/31/19 (Unaudited)
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt *	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc.
CMBX NA A.7 Index	$(1,357)	$183,000	$1,007	1/17/47	(200 bp) —	$(2,434)
					Monthly
CMBX NA BB.11 Index	(17,620)	136,000	17,272	11/18/54	(500 bp) —	(424)
					Monthly
CMBX NA BB.9 Index	(19,122)	136,000	18,918	9/17/58	(500 bp) —	(280)
					Monthly
CMBX NA BB.9 Index	(15,629)	101,000	14,049	9/17/58	(500 bp) —	(1,678)
					Monthly
CMBX NA BB.9 Index	(15,558)	101,000	14,049	9/17/58	(500 bp) —	(1,608)
					Monthly
CMBX NA BB.9 Index	(15,243)	99,000	13,771	9/17/58	(500 bp) —	(1,568)
					Monthly
CMBX NA BB.9 Index	(11,829)	91,000	12,658	9/17/58	(500 bp) —	740
					Monthly
CMBX NA BB.9 Index	(12,233)	91,000	12,658	9/17/58	(500 bp) —	350
					Monthly
CMBX NA BB.9 Index	(7,828)	50,000	6,955	9/17/58	(500 bp) —	(921)
					Monthly
Credit Suisse International
CMBX NA BB.10 Index	(11,178)	94,000	11,017	11/17/59	(500 bp) —	(253)
					Monthly
CMBX NA BB.10 Index	(12,542)	94,000	11,017	11/17/59	(500 bp) —	(1,616)
					Monthly
CMBX NA BB.10 Index	(6,091)	49,000	5,743	11/17/59	(500 bp) —	(395)
					Monthly
CMBX NA BB.7 Index	(53,129)	323,000	38,405	1/17/47	(500 bp) —	(15,039)
					Monthly
CMBX NA BB.7 Index	(2,136)	121,000	28,181	5/11/63	(500 bp) —	25,928
					Monthly
CMBX NA BB.7 Index	(38,184)	207,000	24,612	1/17/47	(500 bp) —	(13,773)
					Monthly
CMBX NA BB.8 Index	(2,804)	16,000	2,661	10/17/57	(500 bp) —	(158)
					Monthly
CMBX NA BB.9 Index	(24,742)	155,000	21,561	9/17/58	(500 bp) —	(3,332)
					Monthly
CMBX NA BB.9 Index	(7,521)	49,000	6,816	9/17/58	(500 bp) —	(753)
					Monthly
CMBX NA BB.9 Index	(7,122)	47,000	6,538	9/17/58	(500 bp) —	(630)
					Monthly
CMBX NA BB.9 Index	(6,468)	42,000	5,842	9/17/58	(500 bp) —	(666)
					Monthly
CMBX NA BB.9 Index	(3,910)	25,000	3,478	9/17/58	(500 bp) —	(457)
					Monthly
CMBX NA BB.9 Index	(2,434)	17,000	2,365	9/17/58	(500 bp) —	(86)
					Monthly

78 Dynamic Asset Allocation Conservative Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 3/31/19 (Unaudited) cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt *	(paid)**	amount	Value	date	by fund	(depreciation)
Goldman Sachs International
CMBX NA BB.6 Index	$(8,695)	$85,000	$19,797	5/11/63	(500 bp) —	$11,018
					Monthly
CMBX NA BB.7 Index	(3,481)	23,000	2,735	1/17/47	(500 bp) —	(768)
					Monthly
CMBX NA BB.6 Index	(18,117)	124,000	28,880	5/11/63	(500 bp) —	10,642
					Monthly
CMBX NA BB.7 Index	(64,416)	381,000	45,301	1/17/47	(500 bp) —	(19,485)
					Monthly
CMBX NA BB.7 Index	(50,559)	249,000	29,606	1/17/47	(500 bp) —	(21,195)
					Monthly
CMBX NA BB.7 Index	(10,322)	63,000	7,491	1/17/47	(500 bp) —	(2,893)
					Monthly
JPMorgan Securities LLC
CMBX NA BB.6 Index	(8,773)	61,000	14,207	5/11/63	(500 bp) —	5,374
					Monthly
CMBX NA BB.6 Index	(5,185)	39,000	9,083	5/11/63	(500 bp) —	3,860
					Monthly
CMBX NA BB.7 Index	(35,560)	281,000	33,411	1/17/47	(500 bp) —	(2,423)
					Monthly
CMBX NA BB.9 Index	(2,265)	16,000	2,226	9/17/58	(500 bp) —	(55)
					Monthly
CMBX NA BBB–.7 Index	(13,584)	358,000	16,504	1/17/47	(300 bp) —	2,711
					Monthly
Merrill Lynch International
CMBX NA BB.10 Index	(5,349)	45,000	5,274	11/17/59	(500 bp) —	(100)
					Monthly
CMBX NA BB.9 Index	(15,641)	100,000	13,910	9/17/58	(500 bp) —	(1,828)
					Monthly
CMBX NA BB.9 Index	(5,891)	45,000	6,260	9/17/58	(500 bp) —	325
					Monthly
CMBX NA BB.9 Index	(1,768)	12,000	1,669	9/17/58	(500 bp) —	(111)
					Monthly
CMBX NA BB.9 Index	(1,569)	10,000	1,391	9/17/58	(500 bp) —	(188)
					Monthly
CMBX NA BB.9 Index	(1,224)	8,000	1,113	9/17/58	(500 bp) —	(119)
					Monthly
CMBX NA BBB–.7 Index	(2,376)	29,000	1,337	1/17/47	(300 bp) —	(1,057)
					Monthly
Morgan Stanley & Co. International PLC
CMBX NA BBB–.7 Index	(7,030)	69,000	3,181	1/17/47	(300 bp) —	(3,890)
					Monthly
CMBX NA BB.7 Index	(28,758)	143,000	17,003	1/17/47	(500 bp) —	(11,894)
					Monthly
CMBX NA BB.7 Index	(23,139)	120,000	14,268	1/17/47	(500 bp) —	(8,988)
					Monthly

Dynamic Asset Allocation Conservative Fund 79

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 3/31/19 (Unaudited) cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt *	(paid)**	amount	Value	date	by fund	(depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BB.7 Index	$(14,531)	$72,000	$8,561	1/17/47	(500 bp) —	$(6,040)
					Monthly
CMBX NA BB.9 Index	(1,585)	11,000	1,530	9/17/58	(500 bp) —	(65)
					Monthly
Upfront premium received	—	Unrealized appreciation				60,948
Upfront premium (paid)	(624,498)	Unrealized (depreciation)				(127,170)
Total	$(624,498)	Total				$(66,222)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD
at 3/31/19 (Unaudited)
		Upfront
		premium			Termi-	Payments	Unrealized
		received	Notional		nation	received	appreciation/
Referenced debt *	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
NA HY Series 32	B+/P	$(1,590,330)	$26,417,000	$1,755,806	6/20/24	500 bp —	$180,152
Index						Quarterly
NA IG Series 32	BBB+/P	(1,005,830)	63,400,000	1,125,794	6/20/24	100 bp —	135,814
Index						Quarterly
Total		$(2,596,160)					$315,966

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index.

The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at March 31, 2019. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED
at 3/31/19 (Unaudited)

	Upfront
	premium			Termi-	Payments	Unrealized
Referenced	received	Notional		nation	(paid)	appreciation/
debt*	(paid)**	amount	Value	date	by fund	(depreciation)
NA HY Series 32	$116,613	$1,954,000	$129,873	6/20/24	(500 bp) —	$(14,345)
Index					Quarterly
Total	$116,613					$(14,345)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

80 Dynamic Asset Allocation Conservative Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks * :
Basic materials	$13,838,645	$3,178,342	$—
Capital goods	30,541,276	1,039,688	—
Communication services	13,483,725	1,984,295	—
Conglomerates	974,273	1,975,039	—
Consumer cyclicals	49,698,611	4,348,411	—
Consumer staples	42,535,761	681,989	—
Energy	25,016,504	45,527	9,219
Financials	72,791,513	8,841,490	—
Health care	56,902,974	2,402,029	—
Technology	98,892,412	2,542,806	—
Transportation	9,297,030	2,155,144	—
Utilities and power	14,392,007	445,278	15,960
Total common stocks	428,364,731	29,640,038	25,179
Asset-backed securities	—	10,051,785	—
Convertible bonds and notes	—	42,475	—
Convertible preferred stocks	—	120,478	—
Corporate bonds and notes	—	259,539,937	223
Foreign government and agency bonds and notes	—	10,819,435	—
Mortgage-backed securities	—	43,488,631	—
Preferred stocks	52,991	—	—
Purchased options outstanding	—	40,333	—
Senior loans	—	1,463,340	—
U.S. government and agency mortgage obligations	—	201,348,494	—
Short-term investments	99,960,528	22,514,013	—
Totals by level	$528,378,250	$579,068,959	$25,402

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$334,464	$—
Futures contracts	(787,334)	—	—
Written options outstanding	—	(2,784)	—
TBA sale commitments	—	(8,085,859)	—
Interest rate swap contracts	—	33,275	—
Total return swap contracts	—	122,858	—
Credit default contracts	—	2,511,265	—
Totals by level	$(787,334)	$(5,086,781)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Conservative Fund 81

Statement of assets and liabilities 3/31/19 (Unaudited)

ASSETS
Investment in securities, at value, including $9,568,540 of securities on loan (Notes 1 and 9):
Unaffiliated issuers (identified cost $939,460,039)	$997,842,158
Affiliated issuers (identified cost $109,630,453) (Notes 1 and 5)	109,630,453
Cash	17,192
Foreign currency (cost $222,323) (Note 1)	221,559
Dividends, interest and other receivables	5,138,149
Foreign tax reclaim	229,293
Receivable for shares of the fund sold	2,114,735
Receivable for investments sold	10,615,642
Receivable for sales of TBA securities (Note 1)	8,008,644
Receivable for variation margin on futures contracts (Note 1)	404,664
Receivable for variation margin on centrally cleared swap contracts (Note 1)	7,510,465
Unrealized appreciation on forward currency contracts (Note 1)	710,933
Unrealized appreciation on OTC swap contracts (Note 1)	432,905
Premium paid on OTC swap contracts (Note 1)	624,498
Prepaid assets	69,549
Total assets	1,143,570,839

LIABILITIES
Payable for investments purchased	13,154,693
Payable for purchases of delayed delivery securities (Note 1)	287,036
Payable for purchases of TBA securities (Note 1)	26,881,320
Payable for shares of the fund repurchased	2,951,006
Payable for compensation of Manager (Note 2)	469,973
Payable for custodian fees (Note 2)	81,091
Payable for investor servicing fees (Note 2)	222,067
Payable for Trustee compensation and expenses (Note 2)	211,746
Payable for administrative services (Note 2)	5,677
Payable for distribution fees (Note 2)	408,128
Payable for variation margin on futures contracts (Note 1)	1,394,165
Payable for variation margin on centrally cleared swap contracts (Note 1)	7,303,879
Unrealized depreciation on OTC swap contracts (Note 1)	291,343
Premium received on OTC swap contracts (Note 1)	913,105
Unrealized depreciation on forward currency contracts (Note 1)	376,469
Written options outstanding, at value (premiums $51,582) (Note 1)	2,784
TBA sale commitments, at value (proceeds receivable $7,999,297) (Note 1)	8,085,859
Collateral on securities loaned, at value (Note 1)	9,729,925
Collateral on certain derivative contracts and TBA commitments, at value (Notes 1 and 9)	173,195
Other accrued expenses	164,661
Total liabilities	73,108,122

Net assets	$1,070,462,717

(Continued on next page)

82 Dynamic Asset Allocation Conservative Fund

Statement of assets and liabilities cont.

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,001,195,393
Total distributable earnings (Note 1)	69,267,324
Total — Representing net assets applicable to capital shares outstanding	$1,070,462,717

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($471,623,487 divided by 44,955,192 shares)	$10.49
Offering price per class A share (100/94.25 of $10.49)*	$11.13
Net asset value and offering price per class B share ($12,717,505 divided by 1,222,752 shares)**	$10.40
Net asset value and offering price per class C share ($111,021,587 divided by 10,729,141 shares)**	$10.35
Net asset value and redemption price per class M share ($7,788,245 divided by 751,489 shares)	$10.36
Offering price per class M share (100/96.50 of $10.36)*	$10.74
Net asset value, offering price and redemption price per class P share
($122,376,273 divided by 11,621,121 shares)	$10.53
Net asset value, offering price and redemption price per class R share
($10,036,758 divided by 929,182 shares)	$10.80
Net asset value, offering price and redemption price per class R5 share
($5,516,070 divided by 523,735 shares)	$10.53
Net asset value, offering price and redemption price per class R6 share
($112,620,636 divided by 10,687,611 shares)	$10.54
Net asset value, offering price and redemption price per class Y share
($216,762,156 divided by 20,578,225 shares)	$10.53

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Conservative Fund 83

Statement of operations Six months ended 3/31/19 (Unaudited)

INVESTMENT INCOME
Interest (including interest income of $1,158,291 from investments in affiliated issuers) (Note 5)	$11,102,158
Dividends (net of foreign tax of $96,440)	5,097,539
Securities lending (net of expenses) (Notes 1 and 5)	1,131
Total investment income	16,200,828

EXPENSES
Compensation of Manager (Note 2)	2,727,834
Investor servicing fees (Note 2)	681,000
Custodian fees (Note 2)	56,617
Trustee compensation and expenses (Note 2)	23,139
Distribution fees (Note 2)	1,249,562
Administrative services (Note 2)	18,457
Other	263,975
Total expenses	5,020,584
Expense reduction (Note 2)	(9,573)
Net expenses	5,011,011

Net investment income	11,189,817

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(5,846,911)
Foreign currency transactions (Note 1)	(16,126)
Forward currency contracts (Note 1)	(394,910)
Futures contracts (Note 1)	2,995,431
Swap contracts (Note 1)	229,520
Written options (Note 1)	20,632
Total net realized loss	(3,012,364)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	(8,794,251)
Assets and liabilities in foreign currencies	(3,455)
Forward currency contracts	285,070
Futures contracts	3,133,503
Swap contracts	68,583
Written options	46,788
Total change in net unrealized depreciation	(5,263,762)

Net loss on investments	(8,276,126)

Net increase in net assets resulting from operations	$2,913,691

The accompanying notes are an integral part of these financial statements.

84 Dynamic Asset Allocation Conservative Fund

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 3/31/19*	Year ended 9/30/18
Operations
Net investment income	$11,189,817	$22,066,964
Net realized gain (loss) on investments
and foreign currency transactions	(3,012,364)	30,136,975
Change in net unrealized depreciation of investments
and assets and liabilities in foreign currencies	(5,263,762)	(17,878,496)
Net increase in net assets resulting from operations	2,913,691	34,325,443
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(4,729,765)	(8,785,799)
Class B	(89,539)	(183,747)
Class C	(731,981)	(1,367,213)
Class M	(60,514)	(106,944)
Class P	(1,428,577)	(2,309,946)
Class R	(87,402)	(162,475)
Class R5	(63,507)	(123,481)
Class R6	(1,255,604)	(2,546,846)
Class Y	(2,430,837)	(4,659,815)
Net realized short-term gain on investments
Class A	—	(676,001)
Class B	—	(26,062)
Class C	—	(192,699)
Class M	—	(11,116)
Class P	—	(144,272)
Class R	—	(15,918)
Class R5	—	(8,492)
Class R6	—	(158,258)
Class Y	—	(323,178)
From net realized long-term gain on investments
Class A	(12,171,725)	(2,704,005)
Class B	(369,041)	(104,249)
Class C	(2,938,732)	(770,796)
Class M	(200,959)	(44,464)
Class P	(3,099,098)	(577,088)
Class R	(261,554)	(63,671)
Class R5	(149,195)	(33,966)
Class R6	(2,745,207)	(633,034)
Class Y	(5,603,324)	(1,292,710)
Increase (decrease) from capital share transactions (Note 4)	6,229,561	(31,540,551)
Total decrease in net assets	(29,273,309)	(25,241,353)

NET ASSETS
Beginning of period	1,099,736,026	1,124,977,379
End of period	$1,070,462,717	$1,099,736,026

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Conservative Fund 85

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized		From						Ratio	investment
	value,		and unrealized	Total from	net	From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	of period	value (%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	(%) [d]
Class A
March 31, 2019**	$10.86	.11	(.09)	.02	(.11)	(.28)	(.39)	$10.49	.29 *	$471,623	.50 *	1.05*	64*
September 30, 2018	10.79	.21	.13	.34	(.19)	(.08)	(.27)	10.86	3.17	485,387.99		1.95	166
September 30, 2017	10.32	.18	.52	.70	(.17)	(.06)	(.23)	10.79	6.82	490,389	1.01	1.74	327
September 30, 2016	10.46	.15	.48	.63	(.19)	(.58)	(.77)	10.32	6.37	519,767	1.04[f]	1.44[f]	614
September 30, 2015	11.14	.15	.03	.18	(.19)	(.67)	(.86)	10.46	1.58	463,857	1.02	1.41	559
September 30, 2014	10.35	.20	.77	.97	(.18)	—	(.18)	11.14	9.45	431,523	1.03	1.83	583
Class B
March 31, 2019**	$10.77	.07	(.09)	(.02)	(.07)	(.28)	(.35)	$10.40	(.07)*	$12,718	.87*	.66*	64*
September 30, 2018	10.71	.13	.12	.25	(.11)	(.08)	(.19)	10.77	2.33	15,589	1.74	1.18	166
September 30, 2017	10.23	.10	.53	.63	(.09)	(.06)	(.15)	10.71	6.17	19,195	1.76	.98	327
September 30, 2016	10.39	.07	.47	.54	(.12)	(.58)	(.70)	10.23	5.43	21,084	1.79[f]	.68[f]	614
September 30, 2015	11.06	.07	.04	.11	(.11)	(.67)	(.78)	10.39	.94	20,513	1.77	.65	559
September 30, 2014	10.28	.12	.76	.88	(.10)	—	(.10)	11.06	8.58	23,367	1.78	1.08	583
Class C
March 31, 2019**	$10.71	.07	(.08)	(.01)	(.07)	(.28)	(.35)	$10.35	.02*	$111,022	.87*	.67*	64*
September 30, 2018	10.66	.13	.11	.24	(.11)	(.08)	(.19)	10.71	2.25	117,639	1.74	1.19	166
September 30, 2017	10.19	.10	.52	.62	(.09)	(.06)	(.15)	10.66	6.12	133,084	1.76	1.00	327
September 30, 2016	10.35	.07	.47	.54	(.12)	(.58)	(.70)	10.19	5.47	129,657	1.79[f]	.68[f]	614
September 30, 2015	11.02	.07	.04	.11	(.11)	(.67)	(.78)	10.35	.97	79,407	1.77	.66	559
September 30, 2014	10.25	.12	.75	.87	(.10)	—	(.10)	11.02	8.55	60,957	1.78	1.08	583
Class M
March 31, 2019**	$10.73	.08	(.09)	(.01)	(.08)	(.28)	(.36)	$10.36	.05*	$7,788	.75*	.80 *	64*
September 30, 2018	10.67	.15	.13	.28	(.14)	(.08)	(.22)	10.73	2.59	7,940	1.49	1.44	166
September 30, 2017	10.20	.12	.52	.64	(.11)	(.06)	(.17)	10.67	6.34	9,561	1.51	1.14	327
September 30, 2016	10.35	.09	.48	.57	(.14)	(.58)	(.72)	10.20	5.83	16,801	1.54[f]	.93[f]	614
September 30, 2015	11.03	.10	.03	.13	(.14)	(.67)	(.81)	10.35	1.10	10,541	1.52	.91	559
September 30, 2014	10.26	.14	.76	.90	(.13)	—	(.13)	11.03	8.82	10,057	1.53	1.33	583
Class P
March 31, 2019**	$10.89	.13	(.08)	.05	(.13)	(.28)	(.41)	$10.53	.58*	$122,376	.30 *	1.25*	64*
September 30, 2018	10.83	.25	.13	.38	(.24)	(.08)	(.32)	10.89	3.47	120,496.60		2.35	166
September 30, 2017	10.35	.23	.52	.75	(.21)	(.06)	(.27)	10.83	7.31	102,483.61		2.19	327
September 30, 2016†	10.35	.01	.01	.02	(.02)	—	(.02)	10.35	.18*	71,630	.05*	.14*	614

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

86 Dynamic Asset Allocation Conservative Fund	Dynamic Asset Allocation Conservative Fund 87

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized		From						Ratio	investment
	value,		and unrealized	Total from	net	From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	of period	value (%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	(%) [d]
Class R
March 31, 2019**	$11.17	.10	(.10)	—[g]	(.09)	(.28)	(.37)	$10.80	.16*	$10,037	.62*	.93*	64*
September 30, 2018	11.09	.19	.14	.33	(.17)	(.08)	(.25)	11.17	2.91	10,407	1.24	1.69	166
September 30, 2017	10.60	.16	.53	.69	(.14)	(.06)	(.20)	11.09	6.57	12,207	1.26	1.52	327
September 30, 2016	10.73	.12	.50	.62	(.17)	(.58)	(.75)	10.60	6.05	11,033	1.29[f]	1.16[f]	614
September 30, 2015	11.40	.13	.03	.16	(.16)	(.67)	(.83)	10.73	1.38	5,256	1.27	1.16	559
September 30, 2014	10.60	.18	.78	.96	(.16)	—	(.16)	11.40	9.07	5,786	1.28	1.58	583
Class R5
March 31, 2019**	$10.90	.12	(.09)	.03	(.12)	(.28)	(.40)	$10.53	.43*	$5,516	.35*	1.19*	64*
September 30, 2018	10.83	.24	.14	.38	(.23)	(.08)	(.31)	10.90	3.45	5,651.71		2.24	166
September 30, 2017	10.35	.19	.54	.73	(.19)	(.06)	(.25)	10.83	7.17	105.72		1.84	327
September 30, 2016	10.49	.18	.48	.66	(.22)	(.58)	(.80)	10.35	6.68	828	.73[f]	1.74[f]	614
September 30, 2015	11.16	.19	.04	.23	(.23)	(.67)	(.90)	10.49	1.98	237.73		1.71	559
September 30, 2014	10.38	.24[e]	.76	1.00	(.22)	—	(.22)	11.16	9.68	316.74		2.20[e]	583
Class R6
March 31, 2019**	$10.90	.13	(.09)	.04	(.12)	(.28)	(.40)	$10.54	.56*	$112,621	.32*	1.23*	64*
September 30, 2018	10.84	.25	.12	.37	(.23)	(.08)	(.31)	10.90	3.40	106,430.64		2.31	166
September 30, 2017	10.35	.23	.52	.75	(.20)	(.06)	(.26)	10.84	7.36	113,578.65		2.16	327
September 30, 2016	10.50	.18	.48	.66	(.23)	(.58)	(.81)	10.35	6.64	71,314	.66[f]	1.78[f]	614
September 30, 2015	11.17	.20	.03	.23	(.23)	(.67)	(.90)	10.50	2.04	16,011.66		1.80	559
September 30, 2014	10.38	.24	.77	1.01	(.22)	—	(.22)	11.17	9.80	3,256.67		2.21	583
Class Y
March 31, 2019**	$10.90	.12	(.09)	.03	(.12)	(.28)	(.40)	$10.53	.41*	$216,762	.37*	1.17*	64*
September 30, 2018	10.83	.24	.13	.37	(.22)	(.08)	(.30)	10.90	3.39	230,196.74		2.20	166
September 30, 2017	10.35	.21	.52	.73	(.19)	(.06)	(.25)	10.83	7.14	244,376.76		2.04	327
September 30, 2016	10.50	.17	.48	.65	(.22)	(.58)	(.80)	10.35	6.51	177,068	.79[f]	1.68[f]	614
September 30, 2015	11.17	.18	.04	.22	(.22)	(.67)	(.89)	10.50	1.92	133,945.77		1.66	559
September 30, 2014	10.38	.23	.77	1.00	(.21)	—	(.21)	11.17	9.69	77,419.78		2.07	583

* Not annualized.

** Unaudited.

† For the period August 31, 2016 (commencement of operations) to September 30, 2016.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Portfolio turnover includes TBA purchase and sale commitments.

e The net investment income ratio and per share amount shown for the period ending September 30, 2014 may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.

f Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

g Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

88 Dynamic Asset Allocation Conservative Fund	Dynamic Asset Allocation Conservative Fund 89

Notes to financial statements 3/31/19 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2018 through March 31, 2019.

Putnam Dynamic Asset Allocation Conservative Fund (the fund) is a diversified series of Putnam Asset Allocation Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek total return consistent with preservation of capital. Total return is composed of capital appreciation and income. The fund is one of three Putnam Dynamic Asset Allocation Funds, each of which has a unique strategic, or typical, allocation between equity and fixed-income investments. Using qualitative analysis and quantitative techniques, Putnam Management adjusts portfolio allocations from time to time within a certain range for the fund to try to optimize the fund’s performance consistent with its goal. The fund invests mainly in fixed-income investments, including U.S. and foreign government obligations, corporate obligations and securitized debt instruments (such as mortgage-backed investments). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. The fund also invests, to a lesser extent, in equity securities (growth or value stocks or both) of U.S. and foreign companies of any size. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. Putnam Management may also select other investments that do not fall within these asset classes. The fund typically uses to a significant extent derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class P, class R, class R5, class R6 and class Y shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class P, class R, class R5, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class P, class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee, and in the case of class P, class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class P shares are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

90 Dynamic Asset Allocation Conservative Fund

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other

Dynamic Asset Allocation Conservative Fund 91

multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

92 Dynamic Asset Allocation Conservative Fund

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective

Dynamic Asset Allocation Conservative Fund 93

obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the

94 Dynamic Asset Allocation Conservative Fund

underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below

Dynamic Asset Allocation Conservative Fund 95

a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $422,352 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $500,924 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $9,729,925 and the value of securities loaned amounted to $9,568,540.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $1,043,084,777, resulting in gross unrealized appreciation and depreciation of $83,038,590 and $24,524,871, respectively, or net unrealized appreciation of $58,513,719.

96 Dynamic Asset Allocation Conservative Fund

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.680%	of the first $5 billion,	0.480%	of the next $50 billion,
0.630%	of the next $5 billion,	0.460%	of the next $50 billion,
0.580%	of the next $10 billion,	0.450%	of the next $100 billion and
0.530%	of the next $10 billion,	0.445%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.260% of the fund’s average net assets.

Putnam Management has contractually agreed, through January 30, 2020, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam

Dynamic Asset Allocation Conservative Fund 97

Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class P shares paid a monthly fee based on the average net assets of class P shares at an annual rate of 0.01%.

Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.12%.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$364,906	Class R	7,904
Class B	10,781	Class R5	3,301
Class C	86,877	Class R6	26,347
Class M	6,063	Class Y	168,920
Class P	5,901	Total	$681,000

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $6,057 under the expense offset arrangements and by $3,516 under the brokerage/ service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $783, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$577,670
Class B	1.00%	1.00%	68,276
Class C	1.00%	1.00%	549,841
Class M	1.00%	0.75%	28,768
Class R	1.00%	0.50%	25,007
Total			$1,249,562

98 Dynamic Asset Allocation Conservative Fund

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $36,015 and $640 from the sale of class A and class M shares, respectively, and received $2,067 and $1,317 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $119 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$621,161,329	$641,866,049
U.S. government securities (Long-term)	—	—
Total	$621,161,329	$641,866,049

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 3/31/19		YEAR ENDED 9/30/18
Class A	Shares	Amount	Shares	Amount
Shares sold	3,199,223	$32,991,097	8,381,885	$90,360,389
Shares issued in connection with
reinvestment of distributions	1,614,613	16,266,289	1,071,567	11,622,526
	4,813,836	49,257,386	9,453,452	101,982,915
Shares repurchased	(4,571,740)	(47,291,354)	(10,172,752)	(109,985,130)
Net increase (decrease)	242,096	$1,966,032	(719,300)	$(8,002,215)

	SIX MONTHS ENDED 3/31/19		YEAR ENDED 9/30/18
Class B	Shares	Amount	Shares	Amount
Shares sold	37,102	$380,546	72,100	$774,526
Shares issued in connection with
reinvestment of distributions	41,660	414,796	26,577	286,558
	78,762	795,342	98,677	1,061,084
Shares repurchased	(303,991)	(3,120,073)	(443,467)	(4,749,924)
Net decrease	(225,229)	$(2,324,731)	(344,790)	$(3,688,840)

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	SIX MONTHS ENDED 3/31/19		YEAR ENDED 9/30/18
Class C	Shares	Amount	Shares	Amount
Shares sold	924,945	$9,391,592	2,841,505	$30,354,104
Shares issued in connection with
reinvestment of distributions	354,743	3,514,814	204,087	2,190,244
	1,279,688	12,906,406	3,045,592	32,544,348
Shares repurchased	(1,531,226)	(15,613,517)	(4,554,054)	(48,357,108)
Net decrease	(251,538)	$(2,707,111)	(1,508,462)	$(15,812,760)

	SIX MONTHS ENDED 3/31/19		YEAR ENDED 9/30/18
Class M	Shares	Amount	Shares	Amount
Shares sold	83,316	$836,049	106,072	$1,134,438
Shares issued in connection with
reinvestment of distributions	25,837	256,781	14,680	157,553
	109,153	1,092,830	120,752	1,291,991
Shares repurchased	(97,698)	(997,298)	(276,627)	(2,974,020)
Net increase (decrease)	11,455	$95,532	(155,875)	$(1,682,029)

	SIX MONTHS ENDED 3/31/19		YEAR ENDED 9/30/18
Class P	Shares	Amount	Shares	Amount
Shares sold	2,034,531	$21,012,860	4,124,321	$44,816,941
Shares issued in connection with
reinvestment of distributions	447,790	4,527,675	278,862	3,031,306
	2,482,321	25,540,535	4,403,183	47,848,247
Shares repurchased	(1,922,631)	(19,962,794)	(2,804,283)	(30,425,390)
Net increase	559,690	$5,577,741	1,598,900	$17,422,857

	SIX MONTHS ENDED 3/31/19		YEAR ENDED 9/30/18
Class R	Shares	Amount	Shares	Amount
Shares sold	125,056	$1,336,677	218,004	$2,423,419
Shares issued in connection with
reinvestment of distributions	30,674	317,729	18,319	204,431
	155,730	1,654,406	236,323	2,627,850
Shares repurchased	(158,594)	(1,685,610)	(404,603)	(4,510,736)
Net decrease	(2,864)	$(31,204)	(168,280)	$(1,882,886)

	SIX MONTHS ENDED 3/31/19		YEAR ENDED 9/30/18
Class R5	Shares	Amount	Shares	Amount
Shares sold	47,689	$501,861	628,567	$6,826,695
Shares issued in connection with
reinvestment of distributions	21,036	212,702	15,244	165,939
	68,725	714,563	643,811	6,992,634
Shares repurchased	(63,611)	(650,148)	(134,897)	(1,460,363)
Net increase	5,114	$64,415	508,914	$5,532,271

100 Dynamic Asset Allocation Conservative Fund

	SIX MONTHS ENDED 3/31/19		YEAR ENDED 9/30/18
Class R6	Shares	Amount	Shares	Amount
Shares sold	1,819,747	$18,928,303	3,462,995	$37,622,911
Shares issued in connection with
reinvestment of distributions	395,093	4,000,811	306,627	3,338,138
	2,214,840	22,929,114	3,769,622	40,961,049
Shares repurchased	(1,289,929)	(13,444,850)	(4,488,872)	(48,848,171)
Net increase (decrease)	924,911	$9,484,264	(719,250)	$(7,887,122)

	SIX MONTHS ENDED 3/31/19		YEAR ENDED 9/30/18
Class Y	Shares	Amount	Shares	Amount
Shares sold	2,491,252	$25,835,931	6,043,072	$65,642,275
Shares issued in connection with
reinvestment of distributions	756,636	7,653,520	530,852	5,777,305
	3,247,888	33,489,451	6,573,924	71,419,580
Shares repurchased	(3,793,369)	(39,384,828)	(8,011,766)	(86,959,407)
Net decrease	(545,481)	$(5,895,377)	(1,437,842)	$(15,539,827)

At the close of the reporting period, the Putnam RetirementReady Funds owned 11.5% of the outstanding shares of the fund.

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 9/30/18	cost	proceeds	income	of 3/31/19
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$659,050	$34,137,354	$25,066,479	$15,455	$9,729,925
Putnam Short Term
Investment Fund**	98,088,027	121,643,366	119,830,865	1,158,291	99,900,528
Total Short-term
investments	$98,747,077	$155,780,720	$144,897,344	$1,173,746	$109,630,453

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to

Dynamic Asset Allocation Conservative Fund 101

changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased currency options (contract amount)	$10,500,000
Written currency options (contract amount)	$22,200,000
Futures contracts (number of contracts)	4,000
Forward currency contracts (contract amount)	$178,000,000
Centrally cleared interest rate swap contracts (notional)	$208,600,000
OTC total return swap contracts (notional)	$81,900,000
OTC credit default contracts (notional)	$19,300,000
Centrally cleared credit default contracts (notional)	$88,300,000
Warrants (number of warrants)	400

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Credit contracts	appreciation	$3,473,492*	Unrealized depreciation	$962,227*
Foreign exchange
contracts	Investments, Receivables	751,266	Payables	379,253
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Equity contracts	appreciation	273,479*	Unrealized depreciation	3,647,454*
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	5,420,552*	Unrealized depreciation	2,677,778*
Total		$9,918,789		$7,666,712

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

102 Dynamic Asset Allocation Conservative Fund

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not
accounted for as
hedging				Forward
instruments under				currency
ASC 815	Warrants	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$910,587	$910,587
Foreign exchange
contracts	—	46,836	—	(394,910)	—	(348,074)
Equity contracts	12	—	1,964,296	—	(275,898)	1,688,410
Interest rate
contracts	—	—	1,031,135	—	(405,169)	625,966
Total	$12	$46,836	$2,995,431	$(394,910)	$229,520	$2,876,889

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not
accounted for as
hedging				Forward
instruments				currency
under ASC 815	Warrants	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$41,938	$41,938
Foreign exchange
contracts	—	(77,999)	—	285,070	—	207,071
Equity contracts	(72)	—	(2,436,827)	—	(6,627)	(2,443,526)
Interest rate
contracts	—	—	5,570,330	—	33,272	5,603,602
Total	$(72)	$(77,999)	$3,133,503	$285,070	$68,583	$3,409,085

Dynamic Asset Allocation Conservative Fund 103

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	Citibank, N. A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Assets:
Centrally cleared interest rate
swap contracts§	$—	$—	$4,707,727	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$4,707,727
OTC Total return swap contracts*#	—	6,730	—	179,868	—	—	—	—	—	2,587	—	—	—	—	—	—	—	189,185
OTC Credit default contracts —
protection sold *#	—	—	—	—	—	—	518	—	—	1,495	—	—	—	—	—	—	—	2,013
OTC Credit default contracts —
protection purchased*#	—	—	—	—	109,673	167,031	132,909	—	—	74,834	30,740	—	44,166	—	—	—	—	559,353
Centrally cleared credit default contracts§	—	—	2,802,738	—	—	—	—	—	—	—	—	—	—	—	—	—	—	2,802,738
Futures contracts§	—	—	—	—	—	—	—	—	—	—	—	404,664	—	—	—	—	—	404,664
Forward currency contracts #	70,517	77,623	—	97,302	—	11,286	77,200	46,850	92,263	—	—	—	—	74,072	67,610	83,593	12,617	710,933
Purchased options **#	40,326	—	—	—	—	—	7	—	—	—	—	—	—	—	—	—	—	40,333
Total Assets	$110,843	$84,353	$7,510,465	$277,170	$109,673	$178,317	$210,634	$46,850	$92,263	$78,916	$30,740	$404,664	$44,166	$74,072	$67,610	$83,593	$12,617	$9,416,946
Liabilities:
Centrally cleared interest rate
swap contracts§	—	—	4,685,553	—	—	—	—	—	—	—	—	—	—	—	—	—	—	4,685,553
OTC Total return swap contracts*#	—	2,850	—	59,039	—	1,223	3,215	—	—	—	—	—	—	—	—	—	—	66,327
OTC Credit default contracts —
protection sold *#	13,527	—	—	—	88,277	94,888	334,986	—	—	212,783	6,841	—	78,890	—	—	—	—	830,192
OTC Credit default contracts —
protection purchased*#	—	—	—	—	1,077	—	—	—	—	—	—	—	—	—	—	—	—	1,077
Centrally cleared credit default contracts§	—	—	2,618,326	—	—	—	—	—	—	—	—	—	—	—	—	—	—	2,618,326
Futures contracts§	—	—	—	—	—	—	—	—	—	—	—	1,394,165	—	—	—	—	—	1,394,165
Forward currency contracts #	52,329	2,309	—	1,312	—	4,803	110,808	39,004	63,099	—	—	—	—	7,199	79,716	—	15,890	376,469
Written options #	2,777	—	—	—	—	—	7	—	—	—	—	—	—	—	—	—	—	2,784
Total Liabilities	$68,633	$5,159	$7,303,879	$60,351	$89,354	$100,914	$449,016	$39,004	$63,099	$212,783	$6,841	$1,394,165	$78,890	$7,199	$79,716	$—	$15,890	$9,974,893
Total Financial and Derivative
Net Assets	$42,210	$79,194	$206,586	$216,819	$20,319	$77,403	$(238,382)	$7,846	$29,164	$(133,867)	$23,899	$(989,501)	$(34,724)	$66,873	$(12,106)	$83,593	$(3,273)	$(557,947)
Total collateral received (pledged)†##	$42,210	$—	$—	$(121,163)	$—	$—	$(175,658)	$—	$29,164	$(133,867)	$—	$—	$(22,830)	$—	$—	$—	$—
Net amount	$—	$79,194	$206,586	$337,982	$20,319	$77,403	$(62,724)	$7,846	$—	$—	$23,899	$(989,501)	$(11,894)	$66,873	$(12,106)	$83,593	$(3,273)

104 Dynamic Asset Allocation Conservative Fund	Dynamic Asset Allocation Conservative Fund 105

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Controlled collateral received (including
TBA commitments)**	$113,195	$—	$—	$—	$—	$—	$—	$—	$60,000	$—	$—	$—	$—	$—	$—	$—	$—	$173,195
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including
TBA commitments)**	$—	$—	$—	$(121,163)	$—	$—	$(175,658)	$—	$—	$(181,273)	$—	$—	$(22,830)	$—	$—	$—	$—	$(500,924)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $8,076,895 and $2,795,665, respectively.

Note 10: New accounting pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017–08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310–20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, to be amortized to the earliest call date. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

106 Dynamic Asset Allocation Conservative Fund	Dynamic Asset Allocation Conservative Fund 107

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

108 Dynamic Asset Allocation Conservative Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Janet C. Smith
	Katinka Domotorffy	Vice President,
Investment Sub-Advisors	Catharine Bond Hill	Principal Financial Officer,
Putnam Investments Limited	Paul L. Joskow	Principal Accounting Officer,
16 St James’s Street	Robert E. Patterson	and Assistant Treasurer
London, England SW1A 1ER	George Putnam, III
	Robert L. Reynolds	Susan G. Malloy
The Putnam Advisory Company, LLC	Manoj P. Singh	Vice President and
100 Federal Street		Assistant Treasurer
Boston, MA 02110	Officers
	Robert L. Reynolds	Mark C. Trenchard
Marketing Services	President	Vice President and
Putnam Retail Management		BSA Compliance Officer
100 Federal Street	Jonathan S. Horwitz
Boston, MA 02110	Executive Vice President,	Nancy E. Florek
	Principal Executive Officer,	Vice President, Director of
Custodian	and Compliance Liaison	Proxy Voting and Corporate
State Street Bank		Governance, Assistant Clerk,
and Trust Company	Robert T. Burns	and Assistant Treasurer
Vice President and
Legal Counsel	Chief Legal Officer	Denere P. Poulack
Ropes & Gray LLP		Assistant Vice President, Assistant
	James F. Clark	Clerk, and Assistant Treasurer
Vice President and
Chief Compliance Officer

This report is for the information of shareholders of Putnam Dynamic Asset Allocation Conservative Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

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SA060 316420 5/19

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Asset Allocation Funds

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: May 29, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: May 29, 2019

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: May 29, 2019